EXHIBIT 10(y)






                                    PROTOTYPE
                              DEFINED CONTRIBUTION
                                 RETIREMENT PLAN
                                 Basic Plan # 01















                                 AccuDraft, Inc.
                          940 Centre Circle, Suite 2020
                           Altamonte Springs, FL 32714
                               Tel (407) 774-8321
                               Fax (407) 774-0389


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                                    ACCUDRAFT
                 PROTOTYPE DEFINED CONTRIBUTION RETIREMENT PLAN
                                    PREAMBLE

This document is a basic Prototype Defined Contribution Retirement Plan. The sponsor of this prototype is ACCUDRAFT, INC. (hereafter "Accudraft") or its successor (hereinafter sometimes referred to as the Prototype Sponsor). ACCUDRAFT has designated the Prototype Defined Contribution Retirement Plan as Basic Plan Number 01. Basic Plan 01 and its companion Adoption Agreement include provisions for a money purchase plan, a profit sharing plan, and a 401(k) plan.

A Sponsoring Employer may adopt one or more plans by completing and executing an Adoption Agreement for each type of plan adopted. A Sponsoring Employer may adopt and utilize this prototype agreement to establish a trust or custodial agreement to hold retirement plan assets; and may adopt one or more other trusts to hold some or all retirement plan assets. The documents mentioned in this section, taken together, constitute the ACCUDRAFT Prototype Defined Contribution Retirement Plan and Trust. The word prototype means prototype as used herein.

     A. CLASSIFICATION OF PLANS: The Adoption Agreements and the Basic Plan they accommodate include six Adoption Agreements as part of the Basic Plan: Each type of plan is either Standardized and Non-Standardized. Each such Adoption Agreement includes the ability for the Sponsoring Employer to adopt provisions for one (1) of the following types of plans; profit sharing, money purchase pension, or 401(k) cash or deferred. Under certain circumstances, where a Sponsoring Employer utilizes a Standardized Adoption Agreement, qualification of the plan is assured, and the Sponsoring Employer need not apply to the Employee Plans Determinations of the Internal Revenue Service for a determination letter in order to obtain reliance that the plan is qualified. This reliance procedure does not apply where the Sponsoring Employer utilizes a Non-Standardized Adoption Agreement. The Defined Contribution Retirement Plan Adoption Agreements permit both integrated and non-integrated formulas, though these terms do not appear in the title of the Adoption Agreements. A defined contribution plan using an integrated formula for allocation of Employer contributions and/of forfeitures is "integrated." The term "integrated" means a plan which relies on disparities permitted by Code section 401(a)(5) and 401(l) to satisfy the non-discrimination requirements of Code Section 401(a)(4).

     B. PAIRED PLANS: References to paired plans are references to two or more Adoption Agreements adopted by the same Sponsoring Employer under the Prototype Defined Benefit Plan and Prototype Defined Contribution Plan. Two or more plans are paired if, and only if, these requirements are satisfied: 1) each Adoption Agreement uses a Standardized form, 2) not more than one plan is a non-integrated profit sharing plan, except that two plans may be non-integrated profit sharing plans if one includes cash or deferred provisions under Code
Section 401(k) and the other does not, 3) not more than one plan is a defined contribution pension plan, 4) not more than one plan is a defined benefit pension plan, 5) not more than one plan is integrated, 6) Section 8.4 of the Adoption Agreement for each plan is completed by showing each other paired plan, and 7) all plans have the same plan year.

     C. AMENDMENT BY SPONSORING EMPLOYER: The Sponsoring Employer may amend the plan, trust agreement, or custodial agreement at any time. The Sponsoring Employer's right to amend the plan is subject to these restrictions: (1) no amendment may permit any plan assets to revert to the Employer or be used for any purpose other than providing benefits to participants and their beneficiaries unless such amendment strictly conforms with an explicit provision of the Code or ERISA which contemplates a reversion; (2) no amendment shall decrease a participant's account; and (3) no amendment shall eliminate an optional form of distribution with respect to a participant's account existing on the date the elimination would otherwise occur, unless permitted by law,
regulation   of  ruling  or  as  provided  in  Section  5.22  and  Section  9.1.
Furthermore, no amendment to the plan shall have the effect of decreasing a participant's vested interest determined without regard to such amendment as of the later of the date such amendment is adopted or the date it becomes effective.

     D. ADDITIONAL RESTRICTIONS TO RETAIN PROTOTYPE STATUS: The Sponsoring Employer may amend the plan by completing a new Adoption Agreement on an approved prototype form or by executing an Adoption Agreement addendum. The Sponsoring Employer may also amend the plan by adding a model amendment published by the Internal Revenue Service which specifically provides that its adoption will not cause the plan to be treated as individually designed. If the Sponsoring Employer amends in any other way, including an amendment designed to obtain a funding waiver under Code Section 412(d), the amended plan ceases to enjoy the status of a prototype plan approved in advance as to form by the Internal Revenue Service. This restriction is not intended to prevent an adopting Sponsoring Employer from incorporating provisions necessary to satisfy Code Section 415 or to avoid duplicating minimum benefits under Code Section 416 because of the required aggregation of multiple plans.

     E. AMENDMENT OF PROTOTYPE: ACCUDRAFT may amend the prototype retirement program at any time provided the

                                   Preamble 1

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documents,  as amended,  continue to constitute  prototype retirement plans approved by Employee Plans Determinations of the Internal Revenue Service. In the case of a mass submitter plan, the mass submitter amends the plan on behalf of the sponsoring organization. This right of amendment applies only to the preapproved forms, not the insertions a Sponsoring Employer makes in the course of completing the form.

     ACCUDRAFT shall make reasonable efforts to give each Sponsoring Employer at least 60 days advance notice before adopting an amendment. However, ACCUDRAFT may shorten this 60 day notice period if necessary due to special circumstances. In connection with any amendment, ACCUDRAFT may request that a Sponsoring Employer have a new Adoption Agreement executed. If a Sponsoring Employer has not done so 30 days after the date of request, such Sponsoring Employer's plan ceases to enjoy the status of a prototype plan approved in advance as to form by the Internal Revenue Service.

     (1) Effect of amendment of prototype: If ACCUDRAFT amends the prototype retirement program, the plan of each Sponsoring Employer is deemed amended to the same extent unless the Sponsoring Employer takes action, within 30 days after the amendment is adopted to nullify its effect with respect to the Sponsoring Employer's plan. If a Sponsoring Employer takes such action, the Sponsoring Employer's plan ceases to enjoy the status of a prototype plan approved in advance as to form by the Internal Revenue Service and becomes an individually tailored plan.

     (2) Limitation on amendment of prototype: ACCUDRAFT may not make any amendment which, by virtue of paragraph D. above, a Sponsoring Employer would be constrained from making.

     F. REQUIREMENTS FOR UTILIZATION OF PROTOTYPE RETIREMENT PROGRAM: The prototype retirement program is made available for use by Sponsoring Employers who meet certain requirements established by ACCUDRAFT. These requirements are set forth in a statement published by ACCUDRAFT and titled "ACCUDRAFT Prototype Retirement Program Requirements for Utilization by Sponsoring Employers." This statement also sets forth the commitment of ACCUDRAFT respecting future changes in these requirements. Unless ACCUDRAFT agrees otherwise: 1) a plan may not be adopted, using the prototype retirement program, by any Sponsoring Employer who does not meet these published requirements, and 2) if a Sponsoring Employer ceases to meet them, any plan which that Sponsoring Employer established utilizing this prototype ceases to enjoy the status of a prototype plan approved in advance as to form by the Internal Revenue Service and becomes an individually tailored plan.

     G. ESTRICTION GOVERNING SUCCESSOR PLAN USE: It is contemplated that this prototype retirement program may be used to continue previously established plans. In this successor plan use, execution of an Adoption Agreement constitutes an amendment to the original plan. The provisions of paragraph C. are fully applicable to that amendment.








                                   Preamble 2

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                                    ARTICLE 1
                                   DEFINITIONS

     1.1 ACP or ACP TEST: The term ACP means the Average Contribution Percentage as defined in Section 1.10(e). The term ACP Test means the Average Contribution Percentage Test.

     1.2 ACTUAL DEFERRAL PERCENTAGE TEST: The term Actual Deferral Percentage (or ADP) Test means either of the following nondiscrimination tests for certain Employer contributions:

     If prior year testing is chosen in Section 3.8 of the Adoption Agreement, the ADP for Participants who are HCEs for the Plan Year will not exceed the prior Plan Year's ADP for Participants who were NHCEs for the prior Plan Year multiplied by 1.25; or the ADP for Participants who are HCEs for the Plan Year will not exceed the prior Plan Year's ADP for Participants who were NHCEs for the prior Plan Year multiplied by 2.0, provided that the ADP for Participants who are HCEs does not exceed the ADP for Participants who were NHCEs in the prior Plan Year by more than 2 percentage points. Any qualified non elective contribution (QNEC) or qualified matching contribution (QMAC) for the plan year preceding the current plan year of testing may be included in determining a participant's ADP and ACP if made in accordance with the rules of IRS Notice 98-1. The plan may be amended at any time to change to the current plan year testing method. In the case of the first Plan Year in which any Participant is permitted to make Elective Deferrals to the Plan (unless this Plan is a successor Plan), the amount taken into account as the prior Plan Year's ADP for Participants who were NHCEs in the prior Plan Year will be 3%, or if greater the ADP for the first plan year.

     If the plan is an amended plan and the original effective date is prior to January 1, 2001, notwithstanding the foregoing, the Administrator may elect to use current Plan Year data in determining the ADP Test for the Plan Year which begins in 1997, 1998, 1999 or 2000 as specified in the Addendum to the Adoption Agreement.

     The Administrator can elect to change from prior year testing to current year testing at any time for any Plan Year.

     If current year testing is chosen in Section 3.8 of the Adoption Agreement, the ADP for Participants who are HCEs for the Plan Year will not exceed the ADP for Participants who are NHCEs for the Plan Year multiplied by 1.25; or the ADP for Participants who are HCEs for the Plan Year will not exceed the ADP for Participants who are NHCEs for the Plan Year multiplied by 2.0, provided that the ADP for Participants who are HCEs does not exceed the ADP for Participants who are NHCEs by more than 2 percentage points.

     If prior year testing has never been utilized for any prior Plan Year, the Administrator can elect to change to prior year testing at any time for any Plan Year. The Administrator can also elect to change to prior year testing if the Plan has been using the current year testing method for the lesser of the preceding 5 Plan Years or the number of Plan Years the Plan has been in existence. Otherwise the Administrator can elect to change to prior year testing if the Plan otherwise meets one of the conditions in Notice 98-1 (or superseding guidance) for changing from the current year testing method.

     The ADP Test for any Plan Year will be determined in accordance with the following provisions:

     (a) Actual Deferral  Percentage:  The term Actual  Deferral  Percentage (or
ADP) means, for a specified group of Participants for the Plan Year being tested, the average of the ratios calculated separately for each Participant in such group of (1) the amount of certain Employer contributions actually paid on behalf of such Participant for the Plan Year, to (2) the Participant's applicable Compensation for such Plan Year.

     For purposes of the ADP Test Employer contributions made on behalf of any Participant will include a Participant's Elective Deferrals, including Excess Elective Deferrals (as defined in Section 5.16) of HCEs, but excluding Excess Elective Deferrals of NHCEs that arise solely from Elective Deferrals made to this Plan or any other plans maintained by this Employer and Elective Deferrals that are taken into account in the ACP Test if the ADP Test is satisfied both with and without exclusion of these Elective Deferrals; and all QMACs and QNECs to the extent needed to meet the ADP Test. In computing Actual Deferral Percentages, an Employee who would be a Participant but for the failure to make Elective Deferrals will be treated as a Participant on whose behalf no Elective Deferrals are made.


     (b) Highly Compensated Employees: A Participant is a Highly Compensated Employee for a particular Plan Year if he or she meets the definition of a Highly Compensated Employee in effect for that Plan Year. A Participant is a Non-Highly Compensated Employee for a particular Plan Year if he or she does not meet the definition of a Highly Compensated Employee in effect for that Plan Year. The ADP for any Participant who is a Highly Compensated Employee for the

                                      1-22

Plan Year and who is eligible to have Elective Deferrals (and QNECs or QMACs, or both, if treated as Elective Deferrals for purposes of the ADP Test) allocated to his or her accounts under two or more arrangements described in Code section 401(k) that are maintained by this Employer will be determined as if such Elective Deferrals (and, to the extent applicable, QNECs or QMACs, or both) were made under a single arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year will be treated as a single arrangement. Notwithstanding the foregoing, certain plans will be treated as separate if mandatorily disaggregated under regulations under Code section 401(k).

     (c) Other Rules: In determining the ADP Test, (1) if this Plan satisfies the requirements of Code section 401(k),section 401(a)(4), or section 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy such requirements only if aggregated with this Plan, then this Section will be applied by determining the ADP of Employees as if all such plans were a single plan. Plans may be aggregated in order to satisfy Code section 401(k) only if they have the same Plan Year and use the same ADP testing method; (2) Elective Deferrals, QNECs and QMACs must be made before the last day of the twelve-month period immediately following the Plan Year to which contributions relate; (3) the Administrator will maintain records sufficient to demonstrate satisfaction of the ADP test and the amount of QNECs or QMACs, or both, used in such test; (4) the determination and treatment of the ADP of any Participant will satisfy such other requirements as may be prescribed by the Secretary of the Treasury; and (5) iIf prior year testing is chosen, any adjustments to the Non-Highly Compensated Employee ADP for the prior Plan Year will be made in accordance with Notice 98-1 and any superseding guidance.

     (d) ADP Test Deemed Satisfied In A Safe Harbor Year: The ADP Test will be deemed to be satisfied in any Plan Year in which the Employer, pursuant to a Safe Harbor Notice, makes a Safe Harbor Matching Contribution or a Safe Harbor Non- Elective Contribution to this Plan, or in which the Employer makes a Safe Harbor Contribution to another defined contribution plan maintained by the Employer.

     (e) ADP or ADP TEST: The term ADP means the Actual Deferral Percentage as defined in Section 1.2(a). The term ADP Test means the Actual Deferral Percentage Test.

     1.3 ADMINISTRATOR OR PLAN ADMINISTRATOR: The term Administrator or Plan Administrator means the Sponsoring Employer unless another Administrator is appointed by the Sponsoring Employer in Section 1.9 of the Adoption Agreement.

     1.4 ADOPTING EMPLOYER: The term Adopting Employer means any entity which adopts this Plan with the consent of the Sponsoring Employer. An Employee's transfer to or from any Employer or Adopting Employer will not affect his or her Participant's Account balance, total Years of Service (or Periods of Service) and total Years of Service as a Participant (or Periods of Service as a Participant).

     Notwithstanding any other provision in the Plan to the contrary, unless the Plan is a collectively bargained plan described in Internal Revenue Service Regulation section 1.413-1(a) the following provisions will apply with respect to any Adopting Employer that is not an Affiliated Employer of the Sponsoring
Employer:

     (a) Employees of the Adopting Employer will be treated separately for purposes of testing under Code section 401(a)(4), section 401(a)(26) if applicable, section 401(k), section 401(m) and, if the Sponsoring Employer and the Adopting Employer do not share Employees, section 416;

     (b) Employees of the Adopting Employer will be treated as part of a single employer plan for purposes of eligibility to participate under Article 2 and Code section 410(a);

     (c) contributions made to the Plan by any such Adopting Employer will be held in a common Trust Fund with contributions made by the Sponsoring Employer and other Adopting Employers, and all such contributions will be available to pay the benefits of any Participant (or Beneficiary thereof) who is an Employee of the Sponsoring Employer or any such Adopting Employer; 1-3

     (d) the terms of Code section 410(b) will be applied separately on an employer-by-employer basis by the Sponsoring Employer (and the Adopting Employers which are part of the Affiliated Group which includes the Sponsoring Employer) and each Adopting Employer that is not an Affiliated Employer of the Sponsoring Employer, taking into account the generally applicable rules described in Code section 401(a)(5) and section 414(b) and (c);


                                      2-22

     (e) the terms of Code section 411 relating to vesting will be applied as if all Employees of all such Adopting Employers and the Sponsoring Employer were employed by a single employer, except that the rules regarding Breaks in Service will be applied under such regulations as may be prescribed by the Secretary of the Treasury; and

     (f) the failure of either the Sponsoring Employer or any such Adopting Employer to satisfy the qualification requirements of Code section 401(a), as modified by Code section 413(c), will result in the disqualification of the Plan for all Employers maintaining the Plan.

     An Adopting Employer may terminate participation in the Plan by delivering written notice to the Sponsoring Employer, the Administrator and the Trustee; but in accordance with Article 9, only the Sponsoring Employer may terminate the Plan. If a request for and approval of a transfer of assets from this Plan to any successor qualified retirement plan maintained by the Adopting Employer or its successor is not made in accordance with Section 9.2, the Participants who are no longer Employees on account of the Adopting Employer terminating it's participation in the Plan shall only be entitled to the commencement of their benefits a) in the case of Participants who are no longer Employees of an Adopting Employer that is an Affiliated Employer of the Sponsoring Employer, in accordance with Article 5 after their death, retirement, Disability or Termination of Employment from the Adopting Employer or former Adopting Employer; and b) in the case of Participants who are no longer Employees of an Adopting Employer that is not an Affiliated Employer of the Sponsoring Employer, within a reasonable time thereafter as if the Plan had been terminated under
Section 9.1 and 9.2.

     1.6 AFFILIATED EMPLOYER: The term Affiliated Employer means any of the following of which the any Employer is a part: (1) a controlled group of corporations as defined in Code section 414(b); (2) a trade or business (whether or not incorporated) under common control under Code section 414(c); (3) any organization (whether or not incorporated) which is a member of an affiliated service group under Code section 414(m); and (4) any other entity required to be aggregated under Code section 414(o).

     1.7 AGE: The term Age means actual attained age unless otherwise specified.

     1.8 ANNIVERSARY DATE: The term Anniversary Date means the first day of the Plan Year, unless elected otherwise by the Sponsoring Employer in Section 1.12 of the Adoption Agreement.

     1.9 ANNUITY STARTING DATE: The term Annuity Starting Date means the first day of the first period for which an amount is paid as an annuity or, in the case of a benefit not payable as an annuity, the first day all events have occurred which entitle the Participant to such benefit. The first day of the first period for which a benefit is to be received by reason of Disability will be treated as the Annuity Starting Date only if such benefit is not an auxiliary benefit.

     1.10 AVERAGE CONTRIBUTION PERCENTAGE TEST: The term Average Contribution Percentage (or ACP) Test means the greater of one of the following nondiscrimination tests for certain Employer Matching and non-matching Employer Contributions and Employee contributions:

     If prior year testing is chosen in Section 3.8 of the Adoption Agreement, the ACP for Participants who are HCEs for the Plan Year will not exceed the prior Plan Year's ACP for Participants who were NHCEs for the prior Plan Year multiplied by 1.25; or the ACP for Participants who are HCEs for the Plan Year will not exceed the prior Plan Year's ACP for Participants who were NHCEs for the prior Plan Year multiplied by 2.0, provided that the ACP for Participants who are HCEs does not exceed the ACP for Participants who were NHCEs in the prior Plan Year by more than 2 percentage points. Any qualified non elective contribution (QNEC) or qualified matching contribution (QMAC) for the plan year preceding the current plan year of testing may be included in determining a participant's ADP and ACP if made in accordance with the rules of IRS Notice 98-1. The plan may be amended at any time to change to the current plan year testing method.

     In the case of the first Plan Year in which this Plan permits any Participant to make Employee contributions, provides for Matching Contributions, or both (unless this Plan is a successor Plan), the amount taken into account as the prior Plan Year's ACP for Participants who were NHCEs in the prior Plan Year will be 3%, or if greater, the first Plan Year's ACP.

     If the plan is an amended plan with an original effective date is prior to January 1, 2001, notwithstanding the foregoing, the Administrator may elect to use current Plan Year data in determining the ACP Test for the Plan Year which begins in 1997, 1998, 1999, 2000 and/or 2001.

     If current year testing is chosen in Section 3.8 of the Adoption Agreement, the ACP for Participants who are HCEs for the Plan Year will not exceed the prior Plan Year's ACP for Participants who are NHCEs for the

                                      3-22

Plan Year multiplied by 1.25; or the ACP for Participants who are HCEs for the Plan Year will not exceed the ACP for Participants who are NHCEs for the Plan Year multiplied by 2.0, provided that the ACP for Participants who are HCEs does not exceed the ACP for Participants who are NHCEs by more than 2 percentage points.

     If prior year testing has never been utilized for any prior Plan Year, the Administrator can elect to change to prior year testing at any time for any Plan Year. The Administrator can also elect to change to prior year testing if the Plan has been using the current year testing method for the lesser of the preceding 5 Plan Years or the number of Plan Years the Plan has been in existence. Otherwise the Administrator can elect to change to prior year testing if the Plan otherwise meets one of the conditions in Notice 98-1 (or superseding guidance) for changing from the current year testing method.

     The ACP Test for any Plan Year will be determined as follows:

     (a) Multiple Use: If one or more HCEs participate in both a cash or deferred arrangement and in a plan subject to the ACP Test maintained by the Employer, and if the sum of the ADP and ACP of those HCEs subject to either or both tests exceeds the Aggregate Limit, then at the discretion of the Administrator, either the ACP or the ADP of those HCEs who also participate in a cash or deferred arrangement will be reduced so the limit is not exceeded. If the ACP is reduced, it will be reduced as described in Section 5.21 and the amount by which each HCE's Contribution Percentage Amount is reduced will be treated as an Excess Aggregate Contribution as defined in Section 5.18. If the ADP is reduced, it will be reduced as described in Section 5.16 and the amount by which each HCE's Elective Deferral is reduced will be treated as an Excess Contribution as defined in Section 5.17. The ADP and the ACP of HCEs are determined after any corrections required to meet the ADP Test and the ACP Test and are deemed to be the maximum permitted under such tests for the Plan Year. Multiple use does not occur if either the ADP or the ACP of the HCEs does not exceed 1.25 multiplied by the ADP and the ACP of the NHCEs.

     (b) Highly Compensated Employees: A Participant is a Highly Compensated Employee for a particular Plan Year if he or she meets the definition of a Highly Compensated Employee in effect for that Plan Year; and a Participant is a Non-Highly Compensated Employee for a particular Plan Year if he or she does not meet the definition of a Highly Compensated Employee in effect for that Plan Year. The Contribution Percentage for any Participant who is a Highly Compensated Employee and who is eligible to have Contribution Percentage Amounts allocated to his or her account under two or more plans described in Code section 401(a), or arrangements described in Code section 401(k) that are maintained by the Employer, will be determined as if the total of such Contribution Percentage Amounts was made under each plan. If an HCE participates in two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year will be treated as a single arrangement. Notwithstanding the foregoing, certain plans will be treated as separate if mandatorily disaggregated under regulations issued under Code section 401(m).

     (c) Other Rules: If preceding year testing is chosen, any adjustments to the Non-Highly Compensated Employee ACP for the prior Plan Year will be made in accordance with IRS Notice 98-1 and any superseding guidance. In addition, in determining the ACP Test:

     (i) If this Plan satisfies the  requirements of Code section  401(m),  Code section 401(a)(4) or Code section 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy such requirements only if aggregated with this Plan, then this Section will be applied by determining the Contribution Percentage of Employees as if all such plans were a single plan.
Plans may be aggregated in order to satisfy Code section 401(m) only if they have the same Plan Year.

     (ii) In determining the Contribution Percentage test, Employee contributions are considered to have been made in the Plan Year in which contributed to the Plan, and Matching Contributions and QNECs will be considered made for a Plan Year if made no later than the end of the twelve-month period beginning on the day after the close of the Plan Year.

     (iii) The Administrator will maintain records sufficient to demonstrate satisfaction of the ACP Test and the amount of QNECs or QMACs, or both, used in such test.

     (iv) The determination and treatment of the Contribution Percentage of any Participant will satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

     (d) Aggregate Limit: The term Aggregate Limit means the sum of (1) 125% of the greater of the ADP of Participants who are NHCEs for the Plan Year (or the prior Plan Year, if the prior year testing is chosen) or the ACP of Participants who are NHCEs subject to Code section 401(m) for the Plan Year beginning with or within the Plan Year (or the

                                      4-22
prior Plan Year, if the preceding year testing is chosen) of the cash or deferred arrangement and (2) the lesser of 200% or two plus the lesser of such ADP or ACP. The word "lesser" will be substituted for "greater" in (1) above, and the word "greater" will be substituted for "lesser" after "two plus the" in
(2) above if that would result in a larger Aggregate Limit.

     (e)  Contribution  Percentage:  For purposes of this Section,  (1) the term
Average Contribution Percentage means the average of the Contribution Percentages of the Eligible Participants in a group; (2) the term Contribution Percentage means the ratio (expressed as a percentage) of the Participant's Contribution Percentage Amounts to the Participant's Compensation for the Plan Year; and (3) the term Contribution Percentage Amounts means the sum of the Employee Contributions, Matching Contributions and QNECs and/or QMACs (to the extent not taken into account for purposes of the ADP Test) made under the plan on behalf of the participant for the Plan Year. Such Contribution Percentage Amounts will not include Matching Contributions that are forfeited either to correct Excess Aggregate Contributions or because the contributions to which they relate are Excess Deferrals, Excess Contributions, or Excess Aggregate Contributions.

     The Employer will include as Contribution Percentage Amounts all QMACs and QNECs to the extent not needed to meet the ADP Test, as well as Elective Deferrals to the extent not needed in the ADP test, so long as the ADP Test is met before the QMACs, QNECs, and Elective Deferrals are used in the ACP Test and continues to be met following the exclusion of those QMACs, QNECs, and Elective Deferrals that are used to meet the ACP Test.

     f. Eligible Participant In determining the ACP Test, the term Eligible Participant means any Employee eligible to make an Elective Deferral contribution (if the Employer takes such contributions into account in the calculation of the Contribution Percentage), or to receive a Matching Contribution (including Forfeitures) or a Qualified Matching Contribution.

     g. ADP Test Deemed Satisfied In A Safe Harbor Year: The ACP Test will be deemed to be satisfied in any Plan Year in which the Employer, pursuant to a Safe Harbor Notice, makes a Safe Harbor Matching Contribution to this Plan.

     1.11 BENEFICIARY: The term Beneficiary means the recipient designated by the Participant to receive the Plan benefits payable upon the Participant's death, or the recipient designated by a Beneficiary to receive any benefits which may be payable in the event of the Beneficiary's death prior to receiving the entire death benefit to which the Beneficiary is entitled. All such Beneficiary designations will be made in accordance with the following provisions:

     (a) Beneficiary Designations By A Participant: Subject to the provisions of
Section 5.8 regarding the rights of a Participant's Spouse, each Participant may designate a Beneficiary on a form supplied by the Administrator, and may change or revoke that designation by filing written notice with the Administrator. If a Participant completes or has completed a Beneficiary designation form in which the Participant designates his or her Spouse as the Beneficiary, and the Participant and the Participant's Spouse are legally divorced subsequent to the date of such designation, then the designation of such Spouse as a Beneficiary hereunder will be deemed null and void unless the Participant, subsequent to the legal divorce, reaffirms the designation by completing a new Beneficiary designation form. In the absence of a written Beneficiary designation form, the Participant will be deemed to have designated the following Beneficiaries in the following order, provided however, that with respect to clauses (i) and (ii), such Beneficiaries are then living: (i) the Participant's Spouse, (ii) the Participant's issue per stirpes; and (iii) the Participant's estate. 1-6

     (b) Beneficiary Designations By A Beneficiary: In the absence of a Beneficiary designation or other directive from the deceased Participant to the contrary, any Beneficiary may name his or her own Beneficiary in accordance with
Section 5.2(c) to receive any benefits which may be payable in the event of the Beneficiary's death prior to the receipt of all the Participant's death benefits to which the Beneficiary was entitled.

     (c) Order of Death: If a Participant and his or her Spouse both die as a result of an event where it cannot be determined by the Administrator (or, at the Administrator's discretion, by a court of competent jurisdiction) within a reasonable time and with reasonable certainty based on the information or evidence presented to the Administrator which person died first, it will be presumed for purposes of any death benefits payable under the Plan that (1) if only one of the deceased persons was a Participant, that the person who was a Participant entitled to benefits hereunder shall be presumed to have died first, and (2) if each of the deceased persons was a Participant, it shall be presumed that the older person died first.

     (d)  Beneficiaries   Considered  Contingent  Until  Death  Of  Participant:
Notwithstanding  any provision in this Section to

                                      5-22
the contrary, any Beneficiary named hereunder will be considered a contingent Beneficiary until the death of the Participant (or Beneficiary, as the case may be), and until such time will have no rights granted to Beneficiaries under the Plan.

     1.12 BREAK IN SERVICE: The Sponsoring Employer shall determine whether Hours of Service are counted and select the applicable computation period in
Section 2.5 of the Adoption Agreement.

     If Hours of Service are counted in Section 2.5 of the Adoption Agreement:

     The term Break in Service means a 12-month computation period during which an Employee does not complete more than 500 (or any lesser number, if elected in Section 2.6 of the Adoption Agreement) Hours of Service. If an applicable computation period is less than 12 months, if such Hours of Service requirement is larger than one (1), the Hours of Service requirement will be proportionately reduced.

     If  Hours  of  Service  are not  counted  in  Section  2.5 of the  Adoption
Agreement: The term Break in Service means a 1-Year Period of Severance.

     1.13 CODE: The term Code means the Internal Revenue Code of 1986, as amended, and the regulations and rulings promulgated thereunder by the Internal Revenue Service.

     1.14  CODE   section  3401   COMPENSATION:   The  term  Code  section  3401
Compensation means wages within the meaning of Code section 3401(a) that are subject to income tax withholding at the source. Code section 3401 Compensation must be determined without regard to any rules thereunder that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code section 3401(a)(2)).

     1.15 CODE section 415 COMPENSATION: The term Code section 415 Compensation means Earned Income, wages, salaries, fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the Plan, including, but not limited to, commissions paid salespersons, compensation for services based on a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements, or other expense allowances under a non-accountable plan as described in regulation section 1.62-2(c). For Limitation Years beginning after December 31, 1991, Code section 415 Compensation will include amounts paid or made available. Notwithstanding the preceding sentence, Code section 415 Compensation for a Participant in a defined contribution plan who is permanently and totally disabled (as defined in section 22(e)(3) of the Internal Revenue
Code) is the Code section 415 Compensation such Participant would have received for the Limitation Year if the Participant had been paid at the rate of Code section 415 Compensation paid immediately before becoming permanently and totally disabled; for Limitation Years beginning before January 1, 1997, such imputed Code section 415 Compensation for the disabled Participant may be taken into account only if the Participant is not a Highly Compensated Employee and contributions made on behalf of such Participant are nonforfeitable when made. Code section 415 Compensation will be determined subject to the following provisions:

     (a) Exclusion Of Certain Amounts: Code section 415 Compensation does not include (1) Employer contributions to a plan of deferred compensation which are not includible in gross income for the taxable year in which contributed, or Employer contributions to a simplified employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation; (2) amounts realized from a non-qualified stock option, or when restricted stock or 1-7 property held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture; (3) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and (4) other amounts which receive special tax benefits, or contributions made by an Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in Code section 403(b) (whether or not the amounts are excludible from an Employee's gross income).

     (b) Treatment Of Elective Deferrals And Certain Other Amounts: For Limitation Years beginning on or after January 1, 1998, Code section 415 Compensation paid or made available will also include any elective deferrals as defined in Code section 402(g)(3), and amounts contributed or deferred at the election of the Employee which were not includible in gross income by reason of Code section 125 or Code section 457. In addition, Code section 415 Compensation will also include elective amounts that are not includible in the gross income of the Employee by reason of Code section 132(f)(4) for Limitation Years beginning on or after January 1, 2001 (or if elected in Section 3.1(a) of the Adoption Agreement, any earlier Limitation Year beginning on or after January 1,
1998).

     1.16 COMPENSATION: The term Compensation or applicable Compensation with respect to the determination period as elected by the Sponsoring Employer in
Section 3.1 of the Adoption Agreement. If other than Form W-2 Compensation or Code section 415

                                      6-22

Compensation is elected in Section 3.1 of the Adoption Agreement, then for purposes of determining the Top Heavy Minimum Allocation under Section 3.5, the term Compensation means either Form W-2 Compensation or Code section 415 Compensation as elected for such purposes in Section 3.1 of the Adoption Agreement.


     a) Treatment Of Elective Deferrals And Certain Other Amounts: If either Code section 3401 or Form W-2 compensation is chosen in Section 3.1 of the Adoption Agreement, Employer contribution amounts made pursuant to a salary reduction agreement which were not currently includible in an Employee's gross income by reason of Code section 125, Code section 402(e)(3), Code section 402(h)(1)(B), and Code section 403(b) will be included if elected in Section 3.1 of the Adoption Agreement. In addition, if elected by the Administrator on a non-discriminatory basis, Compensation will include elective amounts that are not includible in the gross income of the Employee by reason of Code section 132(f)(4) beginning with the Plan Year elected by the Administrator, but not earlier than the Plan Year beginning on or after January 1, 1998.

     (b) Exclusion Of Certain Amounts Received By An Employee: In determining Compensation for purposes other than the Top Heavy Minimum Allocation under
Section 3.5 or the Code section 415 limitations under Article 6, except with respect to any excluded amounts in (a) above, Compensation will not include any amounts elected to be excluded in Section 3.1 of the Adoption Agreement.

     (c) Code section 401(a)(17) Limit: Notwithstanding any provision of this Section to the contrary, Compensation for any 12-month determination period elected by the Sponsoring Employer in Section 3.1 of the Adoption Agreement will not exceed the Code section 401(a)(17) Annual Compensation Limit. If a determination period consists of fewer than 12 months, the Code section 401(a)(17) Annual Compensation Limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12. If Compensation for any prior determination period is taken into account in determining a Participant's Plan benefits for the current Plan Year, the Compensation for such prior determination period is subject to the applicable Code section 401(a)(17) Annual Compensation Limit as in effect for that prior period. As used herein, the Code section 401(a)(17) Annual Compensation Limit means the following: (1) $170,000 for 12-month determination periods which began on or after January 1, 2000. The $170,000 will be adjusted for increases in the cost of living under Code section 401(a)(17) at the same time and in the same manner as under Code section 415(d). A cost of living adjustment in effect for a calendar year applies to any determination period beginning in such calendar year; (2) $160,000 for 12-month determination periods which began on or after January 1, 1997 and not later than December 31, 1999; and (3) $150,000 for 12-month determination periods which began prior to January 1, 1997.

     (d) Compensation Of Owner-Employees Or Self-Employed Individuals: For purposes of this Plan, the Compensation of an Owner-Employee or a Self-Employed Individual will be equal to his or her Earned Income up to the Code section 401(a)(17) Annual Compensation Limit.

     (e) Family Aggregation Rules: The rules of Code section 414(q)(6)(B) as in effect prior to the first Plan Year which began in 1997 shall no longer apply for all purposes of determining Compensation, including Compensation for Plan Years which began prior to such date.

     1.17 DISABILITY RETIREMENT: The term Disability or Disability retirement means a physical or mental condition arising after an Employee has become a Participant which, as elected by the Sponsoring Employer in Section 5.1 of the Adoption Agreement:

     (a) totally and permanently prevents the Participant from engaging in any occupation for remuneration or profit. The determination as to whether a Participant has suffered a Disability will be made by a physician acceptable to the Administrator. If a difference of opinion arises between the Participant and the Administrator as to whether the Participant has suffered a Disability, it will be settled by a majority decision of three physicians, one to be appointed by the Administrator, one to be appointed by the Participant, and the third to be appointed by the two physicians appointed herein.

     (b) totally and permanently prevents the Participant from performing his or her specified duties for the Employer. The determination as to whether a Participant has suffered a Disability will be made by a physician acceptable to the Administrator. If a difference of opinion arises between the Participant and the Administrator as to whether the Participant has suffered a Disability, it will be settled by a majority decision of three physicians, one to be appointed by the Administrator, one to be appointed by the Participant, and the third to be appointed by the two physicians appointed herein.

     (c) qualifies the Participant for disability benefits under the Social Security Act in effect on the date the Participant suffers

                                      7-22
the Disability.

     (d) qualifies the Participant for benefits under an Employer-sponsored long-term disability plan which is administered by an independent third party.

     Notwithstanding the foregoing to the contrary, the term Disability for purposes of this Plan will not include any disability arising from (1) chronic or excessive use of intoxicants or other substances; (2) intentionally self-inflicted injury or sickness; (3) an unlawful act or enterprise by the Participant; or (4) military service where the Participant is eligible to receive a government sponsored military disability pension.

     1.18  EARLY   RETIREMENT  AGE:  Early  Retirement  Age  means  the  date  a
Participant retires in accordance with the election in Section 4.2 of the Adoption Agreement.

     1.19 EARNED INCOME: The term Earned Income means the net earnings from self-employment in the trade or business with respect to which the Plan is established, for which personal services of the individual are a material income-producing factor. Net earnings will be determined without regard to items not included in gross income and the deductions allocable thereto. Net earnings will be reduced by deductible contributions by the Employer to a qualified retirement plan. Net earnings will be determined with regard to the deduction allowed to the Employer by Code section 164(f) for taxable years beginning after December 31, 1989.

     1.20 ELECTIVE DEFERRAL: The term Elective Deferrals means Employer contributions made to the Plan at the election of the Participant in lieu of cash compensation, and will include contributions made pursuant to a salary reduction agreement or other deferral mechanism. In any taxable year, a Participant's Elective Deferral is the sum of all Employer contributions made on behalf of such Participant pursuant to an election to defer under any qualified cash or deferred arrangement under Code section 401(k), any salary reduction simplified employee pension described in Code section 408(k)(6), any SIMPLE IRA Plan described in Code section 408(p), any eligible deferred compensation plan under Code section 457, any plan under Code section 501(c)(18), and any Employer contributions made on the behalf of a Participant for the purchase of an annuity contract under Code section 403(b) pursuant to a salary reduction agreement. Elective Deferrals will not include any deferrals properly distributed as excess Annual Additions.

     1.21 ELIGIBLE PARTICIPANT: The term Eligible Participant means a Participant who is either eligible to receive an allocation of Employer contributions or forfeitures or any Matching Contributions or who is eligible to make an Elective Deferral contribution for a Plan Year. 1-9

     1.22 EMPLOYEE: The term Employee means (1) any person reported on the payroll records of the Employer as an employee who is deemed by the Employer to be a common law employee; (2) any person reported on the payroll records of an Affiliated Employer of an Employer as an employee who is deemed by the Affiliated Employer to be a common law employee (even if the Affiliated Employer is not an Adopting Employer), except for purposes of determining eligibility to participate if the Sponsoring Employer utilizes a Non-Standardized Adoption Agreement; (3) any Self-Employed Individual who derives Earned Income from the Employer; (4) any Owner-Employee; and (5) any person who is considered a Leased Employee but who (i) is not covered by a plan described in Code section 414(n)(5), or (ii) is covered by a plan described in Code section 414(n)(5) but Leased Employees constitute more than 20% of the Employer's non-highly compensated workforce. The determination of Employee status will be made in accordance with the following provisions:

     (a) Exclusion Of Independent Contractors: The term Employee will not include any individual who is not reported on the payroll records of the Employer or an Affiliated Employer as a common law employee. If such person is later determined by the Sponsor or by a court or governmental agency to be an Employee or to have been an Employee, he or she will only be eligible for Plan participation prospectively and may participate in the Plan as of the next entry date in Section 2.2 following such determination and after the satisfaction of all other eligibility requirements.

     (b) Exception If Required To Maintain Qualified Status: Notwithstanding paragraph (a) to the contrary, the Administrator may elect to amend the Plan at any time to reclassify any individual described in paragraph (a) as a member of an eligible class of Employees retroactively applied for one or more prior Plan Years because the Plan failed to satisfy for such Plan Year one of the tests set forth in Code section 410(b)(1)(A) or Code section 410(b)(1)(B) and (C), or for any other reason required to maintain the tax exempt status of the Plan.

     1.23 EMPLOYER: The term Employer means the Sponsor (Sponsoring Employer) and any Adopting Employer; or any direct predecessor business entity thereof which was or would have been considered a part of the same group of Affiliated Employers with an Employer or an Adopting Employer. If the Sponsoring Employer utilizes a Standardized Adoption Agreement, all

                                      8-22

Affiliated Employers of the Sponsoring Employer shall be considered an Adopting Employer. The term Sponsoring Employer means the Employer who adopts the Plan under the terms of Section 1.5 of the Adoption Agreement (or any successor thereto that sponsors this Plan). Where applicable, such as for determining Hours of Service, Periods of Service, and Years of Service, the term Employer or Adopting Employer shall also mean any business entity which was an Adopting Employer. As to any Employee, the term Employer at the time of reference means the employer of such Employee.

     1.24 FIDUCIARY: The term Fiduciary means any individual or entity which exercises any discretionary authority or control over the management of the Plan or over the disposition of the assets of the Plan; renders investment advice for a fee or other compensation (direct or indirect); or has any discretionary authority or responsibility over Plan administration; or acts to carry out a fiduciary responsibility, when designated by a named Fiduciary pursuant to authority granted by the Plan; subject, however, to any exception granted directly or indirectly by the provisions of ERISA or any applicable regulations. The Sponsoring Employer is the "named Fiduciary" for purposes of ERISA section 402(a)(2).

     1.25 FISCAL YEAR: The term Fiscal Year means the Sponsoring Employer's twelve month accounting year ending on the date indicated in Section 1.7 of the Adoption Agreement.

     1.26 FORFEITURE: The term Forfeiture means the amount by which a Participant's Account balance exceeds his or her Vested Interest upon the earlier to occur of (1) the date the Participant receives a distribution of his or her Vested Interest pursuant to Sections 5.4, 5.5, or 5.6; or (2) the date after Termination of Employment as of which the Participant incurs 5 consecutive Breaks in Service (if Hours of Service are utilized) or 5 consecutive 1-Year Periods of Severance (if Hours of Service are not utilized). No Forfeitures will occur solely as a result of either the withdrawal of a Participant's own contributions to the Plan or a Participant's transfer to an Affiliated Employer or Adopting Employer. All Forfeitures will be placed in the Forfeiture Account pending allocation pursuant to Section 3.4.

     1.27 FORM W-2 COMPENSATION: The term Form W-2 Compensation means wages within the meaning of Code section 3401(a) and all other payments of compensation actually paid or made available in gross income to an Employee by the Employer in the course of the Employer's trade or business for which the Employer is required to furnish the Employee a Form W-2 under Code section 6041(d), 1-10 section 6051(a)(3) and section 6052. Compensation must be determined without regard to any rules under Code section 3401(a) limiting remuneration included in wages based on the nature or location of the employment or services performed (such as the exception for agricultural labor in Code section 3401(a)(2).

     1.28 HCE: The term HCE means a Highly Compensated Employee.

     1.29 HIGHLY COMPENSATED EMPLOYEE: The term Highly Compensated Employee means, for Plan Years beginning after December 31, 1996, any Employee who during the Plan Year or during the look-back year was a 5% owner as defined in Code section 416(i)(1), or who for the look-back year had Code section 415 Compensation in excess of $80,000 as adjusted in accordance with Code section 415(d) (except that the base year will be the calendar quarter ending September 30, 1996). In determining who is a highly compensated former Employee, the rules for determining Highly Compensated Employee status as in effect for the Plan Year or look-back year for which the determination is being made (in accordance with temporary regulation 1.414(q)-1T, A-4 and Notice 97-45) will be applied. In determining if an Employee is a Highly Compensated Employee for Plan Years beginning in 1997, the amendments to Code section 414(q) are deemed to have been in effect for years beginning in 1996. If the Employer maintains more than one qualified retirement plan, the definition of Highly Compensated Employee must be consistently applied to all such plans.

     (a) Look-Back Year: In determining if an Employee is a Highly Compensated Employee, the look-back year will be the 12 month period immediately preceding the Plan Year for which the determination is being made, except that in determining if an Employee is a Highly Compensated Employee based on his or her Code section 415 Compensation, the Administrator may elect for any Plan Year that the look-back year will be the calendar year beginning with or within the look-back year.

     (b) Top Paid Group Election: In determining if an Employee is a Highly Compensated Employee based on his or her Code section 415 Compensation, the top paid group election set forth in Code section 414(q)(3) will be applied by this Plan for each Plan Year as elected in Section 3.7 of the Adoption Agreement.

     1.30 HOUR OF SERVICE: The term Hour of Service means, with respect to any provision in which service is determined by reference to an Employee's Periods of Service, each hour for which an Employee is paid, or is entitled to payment, by the Employer or an Affiliated Employer for the performance of duties.

                                      9-22

If Hours of Service are counted in Section 2.5 of the Adoption Agreement:
------------------------------------------------------------------------
Hour of Service means

     (a) these hours will be credited to the Employee for the computation period in which the duties are performed; and

     (b) each hour for which an Employee is paid, or entitled to payment, by the Employer or an Affiliated Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. No more than 501 hours will be credited under this Section for any single continuous period (whether or not such period occurs in a single computation period). Hours under this paragraph will be calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor Regulations which are incorporated herein by this reference; and

     (c) each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer or an Affiliated Employer. The same hours will not be credited both under Section (a) or Section (b) above and under this Section (c). These hours will be credited for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

     In determining whether a Break in Service for participation and vesting has occurred in a computation period, an individual on Maternity or Paternity Leave will receive credit for up to 501 hours which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, 8 hours per day of such absence. Hours of Service credited for Maternity of Paternity Leave will be credited in the computation period in which the absence begins if the crediting is necessary to prevent a Break in Service in that period, or in all other cases, in the following computation period. Hours of Service hereunder will be calculated and credited pursuant to
Section 2530.200b-2 of the Department of Labor Regulations which are incorporated herein by this reference.

     Alternatively, the Administrator may elect for all Employees or for one or more different classifications of Employees (provided such classifications are reasonable and are consistently applied) to apply one or more of the following equivalency methods in determining the Hours of Service of an Employee paid on an hourly or salaried basis. Under such methods, an Employee will be credited with either (a) 190 Hours of Service for each month in which he or she is paid or entitled to payment for at least one Hour of Service; or (b) 95 Hours of Service for each semi-monthly period in which he or she is paid or entitled to payment for at least one Hour of Service; or (c) 45 Hours of Service for each week in which he or she is paid or entitled to payment for at least one Hour of Service; or (d) 10 Hours of Service for each day in which he or she is paid or entitled to payment for at least one Hour of Service.

     1.31 KEY EMPLOYEE: The term Key Employee means any Employee, Former Employee, deceased Employee, or Beneficiary who at any time during the Plan Year containing the Determination Date for the Plan Year in question or any of the prior 4 Plan Years was one of the following:

     (a) Officers: An officer of the Employer whose Code section 415 Compensation exceeds 50% of the amount in effect under Code section
415(b)(1)(A), except that no more than fifty Employees (or, if lesser, the greater of three or 10% of the Employees) will be treated as officers.

     (b) Owners: An owner (or was considered an owner under Code section 318) of one of the ten largest interests in the Employer whose Code section 415 Compensation exceeds 100% of the dollar limitation in effect under Code section 415(c)(1)(A), but if two Employees own the same interest in the Employer, the Employee with the greater annual Code section 415 Compensation will be treated as owning a larger interest; or a 5% owner of the Employer as defined in Code section  416(i)(1)(B)(i);  or a 1%  owner of the  Employer  as  defined  in Code section 416(i)(1)(B)(ii) whose annual Code section 415 Compensation is more than $150,000.

     For purposes of this Section, Code section 415 Compensation will include amounts contributed by the Employer on behalf of an Employee pursuant to a salary reduction agreement which are excludible from the Employee's gross income under Code section 125, 132(f)(4), 402(e)(3), 402(h), or 403(b).

     1.32 LEASED EMPLOYEE: The term Leased Employee means, for Plan Years beginning on or after January 1, 1997, any person within the meaning of Code section 414(n)(2) and (o) who is not reported on the payroll records of the Employer as a common law employee and who provides services to the recipient Employer if (a) the services are provided under an agreement between the Employer and a leasing organization; (b) the person has performed services for the Employer or for the Employer and related persons as determined under Code section 414(n)(6) on a substantially full time basis for a period of at least one year; and (c) the services are performed under the primary direction and control of the Employer. Contributions or

                                     10-22
benefits provided to a Leased Employee by the leasing organization which are attributable to services performed for the Employer will be treated as provided by the Employer. A Leased Employee shall not be considered an Employee of the recipient Employer if such Employee is covered by a money purchase pension plan providing (a) a non-integrated Employer contribution rate of at least 10% of Compensation (as defined in Code section 415(c)(3)), but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludible from the Employee's gross income under a cafeteria plan covered by Code section 125, for qualified transportation fringe benefits under Code section 132(f), a cash or deferred plan under Code section 401(k), a Simplified Employee Pension Plan under Code section 408(k), or a tax-deferred annuity under Code section 403(b); (b) immediate participation; and (c) full and immediate vesting. This exclusion is only available if Leased Employees do not constitute more than twenty percent (20%) of the recipient's non-highly compensated work force.

     1.33 LIMITATION YEAR: The term Limitation Year means the period elected by the Sponsoring Employer in Section 6.8 of the Adoption Agreement.

     1.34 MATCHING CONTRIBUTION: The term Matching Contribution means an Employer contribution made to this or any other defined contribution plan on behalf of a Participant on account of Voluntary Employee Contributions made by such Participant, or on account of a Participant's Elective Deferral, under a Plan maintained by the Employer.

     1.35 MATERNITY OR PATERNITY LEAVE: The term Maternity or Paternity Leave means that an Employee is absent from work because of the Employee's pregnancy; the birth of the Employee's child; the placement of a child with the Employee in connection with the adoption of such child by the Employee; or the need to care for such child for a period beginning immediately following the child's birth or placement as set forth above.

     1.36 NHCE: The term NHCE means a Non-Highly Compensated Employee.

     1.37 NON-ELECTIVE CONTRIBUTIONS: The term Non-Elective Contribution means a contribution other than a Matching Contributions or a QMAC (a) that is made by the Employer, (b) that is allocated to Participants' Accounts, and (c) that the Participant may not elect to receive in cash until such contributions are distributed from the Plan.

     1.38 NON-HIGHLY COMPENSATED EMPLOYEE: The term Non-Highly Compensated Employee means any Employee who is not a Highly Compensated Employee.

     1.39 NON-KEY EMPLOYEE: The term Non-Key Employee means any Employee who is not a Key Employee, including former Key Employees. For purposes of making the allocations in Section 3.5, Non-Key Employee means a Non-Key Employee who either is a Participant or would be a Participant but for the reasons set forth in
Section 3.5(a).

     1.40 NORMAL RETIREMENT AGE: The term Normal Retirement Age means the age as elected in Section 4.1 of the Adoption Agreement. There is no mandatory retirement Age.

     1.41 NORMAL RETIREMENT DATE: The term Normal Retirement Date means the Normal Retirement Date as elected in Section 4.1 of the Adoption Agreement.

     1.42 OWNER-EMPLOYEE: The term Owner-Employee means (1) in the case of an Employer or Affiliated Employer which is an unincorporated trade or business, an individual who owns the entire interest in such Employer or Affiliated Employer; and (2) in the case of an Employer or Affiliated Employer which is a partnership, an individual who owns more than 10% of either the capital interest or the profit interest in such Employer of Affiliated Employer.

     1.43 PARTICIPANT: The term Participant means any Employee who has met the eligibility and participation requirements of the Plan. However, an individual who is no longer an Employee will not be deemed a Participant if his or her entire Plan benefit (a) is fully guaranteed by an insurance company and legally enforceable at the sole choice of such individual against such insurance company, provided that a contract, Policy, or certificate describing the individual's Plan benefits has been issued to such individual; or (b) is paid in a lump sum distribution which represents such individual's entire interest in the Plan.

     1.44 PARTICIPANT'S ACCOUNT: The term Participant's Account means the account to which is credited a Participant's share of Employer contributions, earnings or losses, and, if applicable, Forfeitures. A Participant's account shall also include the proceeds of any Policies purchased on the Participant's life under Section 7.13. Each Participant's Account will be divided into the following contribution sub-accounts for accounting purposes: the Elective
Deferral sub-account; the Matching Contribution and Qualified Matching Contribution sub-account, if applicable; the Non-Elective Contribution sub-account and Qualified Non-Elective Contribution sub-account, if applicable, and the Rollover sub-account, if applicable.

                                     11-22

     1.45 PERIOD OF SERVICE: If Hours of Service is elected in Section 2.5 of the Adoption Agreement: This paragraph shall not be applicable.

     If  Hours  of  Service  is not  elected  in  Section  2.5  of the  Adoption
Agreement: The term Period of Service means a period during which the Employee is employed with the Employer or an Affiliated Employer commencing on an Employee's Employment Commencement Date or Re-employment Commencement Date and ending on his or her Severance from Service Date. For any provision of the Plan in which an Employee's service is determined by his or her Period of Service, a 1-Year Period of Service and all other Periods of Service will be determined in accordance with the following:

     (a) Credit for an Hour of Service as a Period of Service: If an Employee performs an Hour of Service during a period which would otherwise be considered a Period of Severance as indicated in paragraph (c)(1) or (2) below, the Plan must take into account such period and the Employee will receive credit for such as a Period of Service.

     (b) Definition Of Employment Commencement Date: The Employment Commencement Date is the first day an Employee performs an Hour of Service for the Employer, an Affiliated Employer or an Adopting Employer. The Re-employment Commencement Date is the first day following a Period of Severance on which an Employee performs an Hour of Service for the Employer, an Adopting Employer or an Affiliated Employer. 1-13

     (c) Definition Of Period Of Severance: The term Period of Severance means the period beginning on the Severance from Service Date and ending on the Re-employment Commencement Date. A Participant will incur a 1-Year Period of Severance if the Employee fails to perform an Hour of Service during a 12-consecutive month period following the earlier of either (1) the Severance from Service Date on which an Employee retires, dies, quits or is discharged from employment by the Employer, or (2) the Severance from Service Date on which an Employee remains absent from service with the Employer (with or without pay) for any reason other than the Employee retiring, dying, quitting or being discharged from employment by the Employer, such as for vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. In the case of a Participant who is on Maternity or Paternity Leave, the 12-consecutive month period beginning on the first anniversary of the first day of such Maternity or Paternity Leave will not constitute a Period of Severance. If the Employee does perform an Hour of Service during the periods indicated in (1) or (2) above, the Plan must take into account such period and the Employee will receive credit for such as a Period of Service.

     (d) Definition Of Severance From Service Date: The term Severance from Service Date means the date on which an Employee retires, dies, quits or is discharged from employment by the Employer; or if earlier the first anniversary of the date on which an Employee remains absent from service with the Employer (with or without pay) for any reason other than the Employee retiring, dying, quitting or being discharged from employment by the Employer, such as for vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence.

     (e) Aggregating Periods Of Service And Fractional Periods Of Service: A 1-Year Period of Service is a 12-consecutive month Period of Service. An Employee will receive credit for Periods of Service of less than 12 consecutive months, by aggregating, subject to the limitations in paragraph (h) and (j) below, all non-successive Periods of Service and all Periods of Service which are fractional years or which do not constitute a whole 1-Year Period of Service, whether or not consecutive. Fractional periods of a year are expressed in terms of days, on the basis that a day of service is credited if an Employee completes an Hour of Service during such day, and on the basis that 12 months of service (30 days being deemed to be a month in the case of the aggregation of fractional months) or 365 days of service equals a 1-Year Period of Service.

     (f) Prior Service Credit: An Employee will also receive credit for all Periods of Service with the Employer(s) named in Section 1.13 of the Adoption Agreement. However, no Participant shall be granted more than five (5) such 1-Year Periods of Service with any other business entity which is not an Employer or an Affiliated Employer (or was not an Adopting Employer), unless a favorable determination letter is requested and obtained specifically regarding such credit from the Internal Revenue Service. Otherwise, an Employee will not receive credit for Periods of Service with any other Employer for any purpose under the terms of this Plan except as otherwise set forth herein with respect to an Employer or an Affiliated Employer.

     (g) Re-employment Before A 1-Year Period Of Severance: If an Employee terminates employment but is re-employed by an Employer or an Affiliated Employer before incurring a 1-Year Period of Severance, his or her Periods of Service and employment (and if the Employee was a Participant and is re-employed by an Employer, his or her Plan

                                     12-22
participation) will not be deemed to have been interrupted.

     (h) Re-employment After A 1-Year Period Of Severance: If an Employee terminates employment and is subsequently reemployed by an Employer or an Affiliated Employer after a 1-Year Period of Severance occurs, Periods of Service which were completed prior to the 1-Year Period of Severance will be counted, subject to the following:

     For eligibility purposes the Participant shall receive credit for all Periods of Service completed prior to the 1-Year Period of Severance unless such Employee did not have a Vested Interest in his Account before incurring the 1-Year Period of Severance and the number of his or her consecutive 1-Year Periods of Severance equals or exceeds the greater of five or the aggregate number of 1-Year Periods of Service. The aggregate number of 1-Year Periods of Service will not include any Period of Service previously disregarded hereunder by reason of prior 1-Year Periods of Severance. If such former Employee's Periods of Service are disregarded hereunder, he will be treated as a new Employee for eligibility purposes.

     If before incurring the 1-Year Period of Severance he or she either (1) was a Participant, he or she will be reinstated as a Participant immediately upon re-employment by the Employer; or (2) was not a Participant but had satisfied the eligibility requirements of Section 2.1, he or she will become a Participant on the Employee's Re-employment Commencement Date 1-14 (if employed by an Employer) or if later the date the Employee would have entered the Plan had he or she not terminated employment with the Employer; or (3) was not a Participant and had not satisfied the eligibility requirements of Section 2.1, he or she will be eligible to participate in the Plan after the satisfaction of the eligibility requirements of Article 2.

     For purposes of determining Vesting and any other purpose other than eligibility, if the Employee has incurred 5 consecutive 1-Year Periods of Severance, Periods of Service completed prior to such 5 consecutive 1-Year Periods of Severance will not be counted for such purposes if the Participant did not have a Vested Interest in his or her Account and the number of the Employee's consecutive 1-Year Periods of Severance equals or exceeds the aggregate number of 1-Year Periods of Service before such period.

     (i) Ignoring Service For Eligibility If More Than 1-Year Period Of Service for Eligibility: If this Plan at any time (1) provides in Section 2.1 of the Adoption Agreement that an Employee must complete more than either a 1-Year Period of Service or 12 months of service for eligibility purposes, and (2) provides in Section 4.3 of the Adoption Agreement that an Employee will have a 100% Vested Interest in his or her Participant's Account upon becoming a Participant in the Plan, then the Period of Service of an Employee who incurs a 1-Year Period of Severance before satisfying such eligibility requirement will not be counted for eligibility purposes.

     1.46 PERIOD OF SEVERANCE: See definition of Period of Service.

     1.47 PERMISSIVE AGGREGATION GROUP: The term Permissive Aggregation Group means a Required Aggregation Group plus any Employer plan(s) which when considered as a group with the Required Aggregation Group would continue to satisfy Code section 401(a)(4) and section 410.

     1.48 PLAN OR BASIC PLAN: The term Plan or Basic Plan means the plan as contained herein in conjunction with the Adoption Agreement adopted by the Sponsoring Employer.

     1.49 PLAN YEAR: The term Plan Year means the Plan's twelve month accounting year as elected by the Sponsoring Employer in Section 1.10 of the Adoption Agreement. In the event of a change in the Plan Year, a short Plan Year is established beginning the day after the last day of the plan year in effect before this change and ending on the last day of the new Plan Year.

     1.50 POLICY: The term Policy means a life insurance policy or annuity contract purchased pursuant to the provisions of Section 7.13 of the Plan.

     1.51 QMAC: The term QMAC means a Qualified Matching Contribution.

     1.52 QNEC: The term QNEC means a Qualified Non-Elective Contribution.

     1.53 QUALIFIED JOINT AND SURVIVOR ANNUITY: The term Qualified Joint and Survivor Annuity means an immediate annuity for the life of the Participant with a survivor benefit for the life of the Participant's Spouse which is not less than 50% nor more than 100% of the annuity payable during the joint lives of the Participant and his or her Spouse and which is the

                                     13-22
amount of benefit which can be purchased with the Participant's Vested Aggregate Account. The survivor benefit will be 50% unless a higher percentage is elected by the Participant.

     1.54 QUALIFIED MATCHING CONTRIBUTION: The term Qualified Matching Contribution means a Matching Contribution which is subject to the distribution and nonforfeitability requirements of Code section 401(k) when made to the Plan, and to the extent necessary is available for ADP or ACP Testing.

     1.55 QUALIFIED NON-ELECTIVE CONTRIBUTIONS: The term Qualified Non-Elective Contribution means a contribution (other than a Matching Contribution or a Qualified Matching Contribution) that is made by the Employer and allocated to Participant's Account and that satisfies the following requirements: (a) it is used for the purpose of satisfying the ADP Test or the ACP Test; (b) a Participant may not elect to receive it in cash until distributed from the Plan; and (c) it is subject to the same distribution requirements as are applicable to Elective Deferrals and Qualified Matching Contributions and the nonforfeitability requirements of Code section 401(k) when made to the Plan.
Qualified Non-Elective Contributions may be considered for purposes of determining the Top Heavy Minimum Contribution pursuant to the provisions of
Section 3.5. 1-15

     1.56 QUALIFIED PRERETIREMENT SURVIVOR ANNUITY: The term Qualified Preretirement Survivor Annuity means a survivor annuity for the life of a deceased Participant's surviving Spouse which is equal to the amount of benefit which can be purchased by 50% of the deceased Participant's Vested Aggregate Account determined at the date of death. In determining a Participant's Vested Aggregate Account for purposes of this Section, any security interest held by the Plan because of a loan outstanding to the Participant will be taken into consideration and, if applicable, the Participant's own deductible contributions made for Plan Years prior to January 1, 1989 will be disregarded.

     1.57 REQUIRED  AGGREGATION GROUP: The term Required Aggregation Group means
(a) each qualified deferred compensation Plan of the Employer in which at least one Key Employee participates or participated at any time during the determination period (regardless of whether the plan has terminated); and (b) any other qualified deferred compensation plan of the Employer which enables a plan described in (a) to satisfy Code section 401(a)(4) or section 410.

     1.58 REQUIRED BEGINNING DATE: The term Required Beginning Date means the later of the date as elected by the Sponsoring Employer in Section 5.3 of the Adoption Agreement; or (a) for a Participant who is not a 5-percent owner, April 1st of the calendar year following the later of the calendar year in which the Participant reaches Age 70 1/2 or the calendar year in which the Participant actually retires, and (b) for Plan Years beginning on or after January 1, 1997, for a Participant who is a 5-percent owner, April 1st of the calendar year following the calendar year in which the Participant reaches Age 70 1/2. Once distributions have begun to a 5-percent owner under this Section, they must continue to be distributed, even if the Participant ceases to be a 5-percent owner in a subsequent year. However, any election by a Participant, including a Participant who is a 5-percent owner, prior to January 1, 1984 to defer distributions to actual retirement date shall continue in effect. A Participant will be treated as a 5-percent owner hereunder if such Participant is a 5 percent owner as defined in Code section 416 at any time during the Plan Year ending with or within the calendar year in which such owner reaches Age 70 1/2. If the transition option is elected by the Sponsoring Employer in Section 5.3 of the Adoption Agreement:

     (a) Affected Participant's Election To Defer Distribution Until Retirement:
Any Participant who reaches Age 70 1/2 in years after 1995 may elect by April 1st of the calendar year following the year in which he or she reached Age 70 1/2 (or by December 31, 1997 in the case of a Participant who reaches Age 70 1/2 in 1996) to defer distributions until the calendar year following the calendar year in which such Participant retires. If no such election is made, the Participant will begin receiving distributions by April 1st of the calendar year following the year in which he or she reaches Age 70 1/2 (or by December 31, 1997 in the case of a Participant who reaches Age 70 1/2 in 1996).

     (b)  Affected   Participant's   Election  To  Suspend   Distribution  Until
Retirement: Any Participant who reaches Age 70 1/2 in years prior to 1997 may elect to stop distributions and recommence by April 1st of the calendar year following the year in which the Participant retires. If elected by the Sponsoring Employer in Section 5.3 of the Adoption Agreement, a new Annuity Starting Date may begin upon the recommencement date.

     (c) Pre-Retirement Age 70 1/2 Distribution Option: The preretirement Age 70 1/2 distribution option will only be eliminated with respect to Employees who reach Age 70 1/2 in or after a calendar year that begins after the later of December 31, 1998, or the adoption date of this amended Plan. The preretirement Age 70 1/2 distribution option is an optional form of benefit under which benefits payable in a particular distribution form (including any modifications that may be elected after benefit commencement) begin at a time during the period that begins on or after January 1st of the calendar year in which an Employee reaches Age 70 1/2 and ends April 1 of the immediately following calendar year.

                                     14-22

     1.59 ROLLOVER CONTRIBUTION: The term Rollover Contribution means an amount transferred to this Plan (a) in a trustee to trustee transfer from another qualified plan; (b) from another qualified plan as a lump sum distribution eligible for tax free rollover treatment and which is transferred by the Participant to this Plan within 60 days following his receipt thereof; (c) from a conduit individual retirement account if the only assets therein were previously distributed to the Participant by another qualified plan as a lump sum distribution eligible for a tax free rollover within 60 days of receipt thereof and earnings on said assets; or (d) from a conduit individual retirement account meeting the requirements of (a) above and transferred to this Plan within 60 days of receipt thereof. Any amount which is transferred to this Plan from another qualified retirement plan which at the time of transfer was not subject to the joint and survivor annuity and pre-retirement survivor annuity requirements of Code section 401(a)(11), or which is transferred from a conduit individual retirement account, will not at any time be subject to the spousal consent requirements as set forth in Section 5.8. 1-16

     1.60 SAFE HARBOR CONTRIBUTION ACCOUNT: The term Safe Harbor Contribution Account means the sub-account of a Participant's Account to which Safe Harbor Matching Contributions and Safe Harbor Non-Elective Contributions are credited.

     1.61 SAFE HARBOR MATCHING AND ENHANCED MATCHING CONTRIBUTION: Except where otherwise indicated, Safe Harbor Enhanced Matching Contribution shall be included within the meaning of the term Safe Harbor Matching Contribution as used herein. The term Safe Harbor Matching Contribution means a Matching Contribution made to this Plan in which a Participant will have a 100% Vested Interest at all times. Safe Harbor Matching Contributions can only be withdrawn upon the earlier of the date (1) a Participant incurs a Termination of Employment; (2) a Participant dies; (3) a Participant suffers a Disability; (4) an event described in Code section 401(k)(10) occurs; or (5) a Participant reaches Age 59 1/2 if on or after such date a preretirement in-service withdrawal of Safe Harbor Matching Contributions is permitted by the Sponsoring Employer under Section 5.20. The eligibility requirements of Section 2 of the Adoption Agreement shall apply to Safe Harbor Matching Contributions, except that if Section 2.1 provides for an eligibility requirement in excess of 1 Year of Service or a 1-Year Period of Service, the eligibility requirement for the Safe Harbor Matching Contribution shall be deemed to be 1 Year of Service or a 1-Year Period of Service unless the Administrator elects a shorter eligibility pursuant to Section 1.10.

     1.62 SAFE HARBOR NON-ELECTIVE CONTRIBUTION: The term Safe Harbor Non-Elective Contribution means a Non-Elective Contribution made to this Plan in which a Participant will have a 100% Vested Interest at all times. Safe Harbor Non-Elective Contributions can only be withdrawn upon the earlier of the date
(1) a Participant  incurs a Termination of Employment;  (2) a Participant  dies;
(3) a Participant suffers a Disability; (4) an event described in Code section 401(k)(10) occurs; or (5) a Participant reaches Age 59 1/2 if on or after such date a pre-retirement in-service withdrawal of Safe Harbor Non-Elective Contributions is permitted by the Employer under Section 5.20. The eligibility requirements of Section 2.1 of the Adoption Agreement shall apply to Safe Harbor Non-Elective Contributions, except that if Section 2.1 provides for an eligibility requirement in excess of 1 Year of Service or a 1-Year Period of Service, the eligibility requirement for the Safe Harbor Non-Elective Contribution shall be deemed to be 1 Year of Service or a 1-Year Period of Service unless the Administrator elects a shorter eligibility pursuant to
Section 1.2.

     1.63 SAFE HARBOR NOTICE : For any Plan Year in which the Employer decides to make a Safe Harbor Matching Contribution or Safe Harbor Non-Elective Contribution, the term Safe Harbor Notice means a notice provided to each Participant which is issued in a timely manner as set forth in Notices 98-52 and 2000-3, and complies with the following:

     (a) Form Of Notice: A Safe Harbor Notice must in writing in accordance with section V.C. of Notice 98-52. The Plan will be deemed to have satisfied section V.C. of said Notice if, instead of issuing a written paper document, an Employee receives the notice through an electronic medium which is reasonably accessible to the Employee and which satisfies the requirements imposed thereon under Notice 2000-3, Q&A-7. Except as otherwise provided in paragraphs (b) and (c), a Safe Harbor Notice must describe the Safe Harbor Matching or Non-Elective Contribution formula to be used under the Plan (including a description of the levels of Matching Contributions, if any, available under the Plan), or must describe the other plan to which a Safe Harbor Alternative Contribution will be made.

     (b) Alternative  Requirements For Safe Harbor  Non-Elective  Contributions:
Instead of stating the amount of the Safe Harbor Non-Elective Contribution, a Safe Harbor Notice can simply state that the Plan may provide a Safe Harbor Non-Elective Contribution for the Plan Year. In order to then make the Safe Harbor Non-Elective Contribution for the Plan Year, a supplemental notice must be given to Participants no later than 30 days prior to the last day of the Plan Year which informs them that a Safe Harbor Non-Elective Contribution will be made for the Plan Year. For administrative convenience, this supplemental notice can be provided separately or as part or the Safe Harbor given for the next Plan Year.

     (c) Alternative Requirements For Safe Harbor Matching Contributions: The Employer can decide to reduce or eliminate

                                     15-22
the Safe Harbor Matching Contribution formula that was described in the Safe Harbor Notice for that Plan Year by issuing a supplemental notice to Participants which explains the consequences and informs them of the effective date of the reduction or elimination, and which also informs them that they have a reasonable opportunity (including a reasonable period) to change their Elective Deferral percentage and, if applicable, the amount of their Voluntary Employee Contribution. The reduction or elimination of a Safe Harbor Matching Contribution for a Plan Year will be effective no earlier than 30 days after Participants are given the supplemental notice.

     (d) Incorporation By Reference: Each Safe Harbor Notice or supplemental notice will be considered an addendum to the Plan, and the terms of each such Safe Harbor Notice or supplemental notice will become part of this Plan by reference.

     1.64 SELF-EMPLOYED INDIVIDUAL: The term Self-Employed Individual means anyone who owns an interest (other than stock) in the Employer and has Earned Income for the Plan Year or would have had Earned Income but for the fact the Employer had no net profits for the Plan Year.

     1.65 SEVERANCE FROM SERVICE DATE: See definition of Period of Service.

     1.66 SHAREHOLDER-EMPLOYEE: The term Shareholder-Employee means, in the case of an Employer or Affiliated Employer which is an electing small business corporation, an individual who is an employee or officer of such electing small business corporation and owns, or is considered as owning within the meaning of Code section 318(a)(1), on any day during the taxable year of such corporation, more than 5% of the outstanding stock of the corporation.

     1.67 SPONSOR: The term Sponsor or Sponsoring Employer means the Employer who adopts the Plan under the terms of Section 1.5 of the Adoption Agreement (and any successor thereto that elects to assume sponsorship of this Plan).

     1.68 SPOUSE: The term Spouse means the person to whom a Participant is legally married to the Participant throughout the one year period ending on the earlier of the Annuity Starting Date or the date of the Participant's death.

     1.69 SUPER TOP HEAVY: The term Super Top Heavy means the Top Heavy Ratio exceeds 90%.

     1.70 TERMINATION OF EMPLOYMENT: The term Termination of Employment means that a Participant has ceased to be an Employee for reasons other than retirement, death, or Disability.

     1.71 TERMINATED PARTICIPANT: The term Terminated Participant means a Participant who has ceased to be an Employee for reasons other than retirement, death or Disability.

     1.72 TOP HEAVY: The term Top Heavy means for any Plan Year beginning after December 31, 1983 that (a) the Top Heavy Ratio exceeds 60% and the Plan is not part of a Required Aggregation Group or Permissive Aggregation Group; or (b) the Plan is a part of a Required Aggregation Group but not a Permissive Aggregation Group and the Top Heavy Ratio for the group exceeds 60%; or (c) the Plan is a part of a Required Aggregation Group and a Permissive Aggregation Group and the Top Heavy Ratio for the Permissive Aggregation Group exceeds 60%.

     1.73 TOP HEAVY MINIMUM ALLOCATION: The term Top Heavy Minimum Allocation means an amount of Employer contributions and Forfeitures equal to 3% of an Employee's Compensation (or such higher or lesser percentage of Compensation as may otherwise be indicated in Section 3.5). The term Top Heavy Extra Minimum Allocation means an amount equal to 4% of the Section 415 Compensation of a Non-Key Employee for the applicable Plan Year.

     1.74 TOP HEAVY RATIO: In determining if this Plan is Top Heavy or Super Top Heavy, the Top Heavy Ratio will be determined in accordance with the following provisions:

     (a) Rule 1: If the Employer maintains one or more defined contribution plans (including SEPs) and has not maintained any defined benefit plan which during the 5-year period ending on the Determination Date had accrued benefits, the Top Heavy Ratio for this Plan alone or for the Required or Permissive Aggregation Group is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the Determination Date (including any part of any account balance distributed in the 5-year period ending on the Determination Date), and the denominator of which is the sum of the account balances (including any part of any account balance distributed in the 5-year period ending on the Determination Date) determined under Code section 416 and the regulation thereunder. Both the numerator and the denominator of the Top Heavy Ratio will be increased to reflect any contribution not actually made as of the Determination Date but which is required to be taken into account under Code Section section 416 and the regulations

                                     16-22
thereunder.

     (b) Rule 2: If the Employer maintains one or more defined contribution plans (including SEPs) and maintains or has maintained one or more defined benefit plans which during the 5-year period ending on the Determination Date has had any accrued benefits, the Top Heavy Ratio for any Required or Permissive Aggregation Group is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plans for all Key Employees determined in accordance with paragraph (a), and the present value of accrued benefits under the aggregated defined benefit plans for all 1-18 Key Employees as of the Determination Date, and the denominator of which is the sum of the account balances under the aggregated defined contribution plans for all Participants, determined in accordance with paragraph (a), and the present value of accrued benefits under the aggregated defined benefit plans for all Participants as of the Determination Date, all determined under Code section 416 and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the Top Heavy Ratio are increased for any distribution made in the 5-year period ending on the Determination Date.

     (c) Rule 3: For purposes of paragraphs (a) and (b), the value of account balances and the present value of accrued benefits will be determined as of the most recent Valuation Date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in Code section 416 and the regulations thereunder for the first and second Plan Years of a defined benefit plan. The account balances and accrued benefits will be disregarded for a Participant (1) who is not a Key Employee but who was a Key Employee in a prior year or (2) who has not been credited with at least one Hour of Service with any Employer maintaining the Plan at any time during the 5-year period ending on the Determination Date. The calculation of the Top Heavy Ratio and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code section 416 and the regulations thereunder. When aggregating plans, the value of the account balances and accrued benefits will be calculated with reference to the Determination Date that falls within the same calendar year. The accrued benefit of a Participant other than a Key Employee will be determined under (1) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (2) effective as of the first Plan Year beginning after December 31, 1986, if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Code section 411(b)(1)(C). Deductible employee contributions will not be taken into account in determining the Top Heavy Ratio.

     (d) Definition Of Determination Date: In determining the Top Heavy Ratio, the term Determination Date means the last day of the preceding Plan Year except for the first Plan Year when the Determination Date means the last day of such first Plan Year.

     (e) Computing Present Values: For purposes of establishing present values to compute the top-heavy ratio, benefits not in pay status are handled on the basis that retirement occurs on the automatic vesting date or, if later, the date of reference. Benefits are discounted only for interest and mortality. Unless elected by the Sponsoring Employer in Section 6.1 of the Adoption Agreement, the following factors shall apply:

     (1) Interest: 6% before attaining Normal Retirement Age; and 5% after attaining Normal Retirement Age.

     (2) Mortality: None before attaining Normal Retirement Age. For benefits with an Annuity Starting Date before December 31, 2002, as set forth in Internal Revenue Service Rev. Rul. 95-6 equal to the 1983 Group Annuity Mortality gender neutral blended 50/50 Male and Female; and for benefits with an Annuity Starting Date on or after such date, as set forth in Internal Revenue Service Rev. Rul. 2001-62 equal to the 1994 Group Annuity Reserving Mortality Table projected to 2002 based on a fixed blend of 50% of the unloaded Male mortality rates and 50% of the Female mortality rates.

     1.75 TRUSTEE: The term Trustee means the persons or entity named as trustee or trustees in this Plan and any successor to such Trustee or Trustees.

     1.76 TRUST FUND: The term Trust Fund or Trust means the assets of the Plan.

     1.77 VALUATION DATE: Except as otherwise provided regarding the Top Heavy Ratio, the term Valuation Date means the date on which the Trustee determines the value of the Trust Fund, which must occur at least annually on the last day of each Plan Year. If elected by the Sponsoring Employer in Section 8.2 of the Adoption Agreement, the Valuation Date shall be more frequently than annually on the last day of the Plan Year. The Administrator may also value the Trust Fund on such other dates deemed necessary by the Administrator in a manner that does not discriminate in favor of HCEs.

                                     17-22

1.78 VESTED AGGREGATE ACCOUNT: The term Vested Aggregate Account means a Participant's Vested Interest in the aggregate value of his or her Participant's Account and any accounts attributable to the Participant's own Plan contributions (including rollovers).

1.79 VESTED, VESTED INTEREST and VESTING: The terms Vested, Vested Interest, and Vesting mean a Participant's nonforfeitable percentage in an account maintained on his or her behalf by the Plan. A Participant's Vested Interest in his or her Participant's Account will be determined under the provisions of Section 4.3.

1.80 YEAR OF PLAN PARTICIPATION: If Hours of Service are not counted, the term Year of Plan Participation means a Plan Year in which a Participant completes a 1-Year Period of Service. If Hours of Service are counted, the term Year of Plan Participation means a Plan Year in which a Participant completes at least 1000 Hours of Service (or lesser number of Hours of Service if elected in Section 2.5 of the Adoption Agreement).

     1.81 YEAR OF SERVICE: If Hours of Service are not counted in Section 2.5 of the Adoption Agreement: This paragraph shall not be applicable.

     If Hours of Service are counted in Section 2.5 of the Adoption Agreement For purposes of determining a Participant's Vested Interest and for all other purposes of determining Years of Service and eligibility, the term Year of Service means a 12-consecutive month computation period in which an Employee completes at least 1000 Hours of Service (or lesser number of Hours of Service if elected in Section 2.5 of the Adoption Agreement) for an Employer or an Affiliated Employer.

        A Year of Service will be determined in accordance with the following provisions:

     (a) Definition Of Employment Commencement Date: The Employment Commencement Date is the first day an Employee performs an Hour of Service for an Employer or an Affiliated Employer. The Re-employment Commencement Date is the first day following a Break in Service on which an Employee performs an Hour of Service for an Employer or an Affiliated Employer.

     (b) Eligibility Computation Period: If applied in determining a Participant's Hours of Service for eligibility for the Plan in accordance with
Article 2, an Employee's initial 12-consecutive month eligibility computation period will begin on the Employee's Employment Commencement Date.

     If eligibility  computation  period remains each  anniversary as elected in
Section 2.5 of the Adoption Agreement: Each 12-month computation period thereafter will begin on the anniversary of the Employee's Employment Commencement Date.

     If  eligibility  computation  period  switches  to plan year as  elected in
Section 2.5 of the Adoption Agreement: The second 12-consecutive month eligibility computation period will begin on the first day of the Plan Year which begins prior to the first anniversary of the Employee's Employment Commencement Date regardless of whether the Employee is credited with 1000 Hours of Service (or lesser number of Hours of Service if elected in Section 2.5 of the Adoption Agreement) during the initial computation period. If the Employee is credited with 1000 Hours of Service (or lesser number of Hours of Service if elected in Section 2.5 of the Adoption Agreement) in both the initial eligibility computation period and in the second eligibility computation period, the Employee will be credited with two Years of Service for eligibility purposes. If a Plan Year is less than 12 months, the 1000 Hours of Service (or lesser number of Hours of Service if elected in Section 2.5 of the Adoption Agreement) requirement set forth herein will be proportionately reduced.

     (c) Computation Period For Other Than Eligibility: For all purposes except eligibility an Employee's 12-consecutive month computation period will be either
(1) or (2) as elected in Section 2.5 of the Adoption Agreement, as follows:

     (1) The Plan Year. If any Plan Year is less than 12 months, if the Hours of Service requirement elected in Section 2.5 of the Adoption Agreement is larger than one (1) it will be proportionately reduced; or

     (2) An Employee's initial 12-consecutive month eligibility computation period will begin on the date an Employee first completes an Hour of Service and each 12-month computation period thereafter will begin on the anniversary of the Employee's Employment Commencement Date.

                                     18-22

     (d) Prior Service Credit: An Employee will also receive credit for all Years of Service with the Employer(s) named in Section 1.13 of the Adoption Agreement. However, no Participant shall be granted more than five (5) such Years of Service with any other business entity which is not an Employer or an Affiliated Employer (or was not an Adopting Employer), unless a favorable determination letter is requested and obtained specifically regarding such credit from the Internal Revenue Service. Otherwise, an Employee will not receive credit for Years of Service with any other Employer for any purpose under the terms of this Plan except as otherwise set forth herein with respect to an Employer or an Affiliated Employer.

     (e) Re-employment Before A Break In Service: If a Participant terminates employment and is re-employed before incurring a Break in Service, such Participant will continue to participate in the Plan and earn credit for Years of Service in the same manner as if the termination of employment had not occurred.

     (f) Re-employment After A Break In Service: If a former Employee terminates employment and is re-employed by the Employer or an Affiliated Employer after a Break in Service, Years of Service which were completed prior to the Break in Service will be counted, subject to the following:

     For eligibility purposes if such Employee did not have a Vested Interest in his or her Account before incurring the Break in Service and the number of the Employee's consecutive Breaks in Service equals or exceeds the greater of five or the aggregate number of Years of Service, Years of Service which were completed prior to the Break in Service will not be counted. The aggregate number of Years of Service will not include any Years of Service previously disregarded hereunder by reason of prior Breaks in Service. If such former Employee's Years of Service are disregarded under this paragraph, he or she will be treated as a new Employee for eligibility purposes.

     If before incurring the Break in Service he or she either (1) was a Participant, he or she will be reinstated as a Participant immediately upon re-employment by the Employer; or (2) was not a Participant but had satisfied the eligibility requirements of Section 2.1, he or she will become a Participant on the Employee's Re-employment Commencement Date (if employed by an Employer) or if later the date the Employee would have entered the Plan had he or she not terminated employment with the Employer; or (3) was not a Participant and had not satisfied the eligibility requirements of Section 2.1, he or she will be eligible to participate in the Plan after the satisfaction of the eligibility requirements of Article 2.

     For purposes of determining Vesting and any other purpose other than eligibility, if the Employee has incurred 5 consecutive Breaks in Service, Years of Service completed prior to such 5 consecutive Breaks in Service will not be counted for such purposes if the Participant did not have a Vested Interest in his or her Account and the number of the Employee's consecutive Breaks in Service equals or exceeds the aggregate number of Years of Service before such period.

     (g) Ignoring  Service For  Eligibility If More Than One Year Of Service For
Eligibility: If this Plan at any time (1) provides in Section 2.1 of the Adoption Agreement that an Employee must complete more than either 1 Year of Service or 12 months of service for eligibility, and (2) provides in Section 4.3 of the Adoption Agreement that an Employee will have a 100% Vested Interest in the Participant's Account upon becoming a Participant, then the Years of Service of an Employee who incurs a Break in Service before satisfying such eligibility requirement will not be counted for eligibility purposes.

                                     19-22

                                   ARTICLE 2
                             PLAN PARTICIPATION

     2.1 ELIGIBILITY REQUIREMENTS: If this is an amended Plan, any Employee who is a Participant on the day before the effective date in Section 1.4 of the Adoption Agreement will continue to participate in the Plan.

     An Employee will be eligible to become a Participant in the Plan upon satisfying the eligibility requirements as elected by the Sponsoring Employer in
Section 2 of the Adoption Agreement, subject to the following provisions:

     All Employees shall be eligible for participation in the Plan except for the following ineligible classes if elected in Section 2.4 of the Adoption
Agreement:

     (a) Employees whose employment is governed by a collective bargaining agreement between Employee representatives and the Employer in which retirement benefits were the subject of good faith bargaining unless such collective bargaining agreement expressly provides for the inclusion of such Employees as Participants in the Plan,

     (b) Persons who became Employees as the result of a "Code section 410(b)(6)(C) transaction". These Employees will be excluded during the period beginning on the date of the transaction and ending on the last day of the first Plan Year beginning after the date of the transaction. A "Code section 410(b)(6)(C)" transaction" is an asset or stock acquisition, merger, or similar transaction involving a change in the employer of the employees of a trade or business.

     (c) Employees who are non-resident aliens who do not receive earned income from the Employer which constitutes income from sources within the United States,

     In addition, if the Sponsoring Employer utilizes a Non-Standardized Adoption Agreement, the following ineligible classes of Employees shall not be eligible for participation in the Plan if elected in Section 2.4 of the Adoption
Agreement:

     (d) any person who is considered a Leased Employee but who (i) is not covered by a plan described in Code section 414(n)(5), or (ii) is covered by a plan described in Code section 414(n)(5) but Leased Employees constitute more than 20% of the Employer's nonhighly compensated workforce,

     (e) Employees who are employed by an Affiliated Employer which is not an Adopting Employer, and

     (f) Any other ineligible classes of Employees if elected in Section 2.4 of the Adoption Agreement.

     If an Employee who is not a member of the eligible class of Employees becomes a member of the eligible class, such Employee will participate in the Plan immediately if he or she has satisfied the minimum age and Service requirements and would have previously become a Participant had he or she been a member of the eligible class. The participation of a Participant who becomes a member of an ineligible class will be suspended, and such Participant will be entitled to an allocation of Employer contributions and Forfeitures for the Plan Year only to the extent of any applicable Hours of Service or Periods of Service completed while a member of the eligible class of Employees. Upon returning to an eligible class of Employees, a suspended Participant will immediately participate again in the Plan. The Vested Interest of a Participant who ceases to be a member of an eligible class will continue to increase in accordance with
Section 4.3.

     A former Participant will again become a Participant immediately upon returning to the employ of the Employer unless such former Participant's Years of Service or Periods of Service may be disregarded by reason of prior Breaks in Service.

     For any Plan Year in which the Employer elects to disaggregate the Plan in accordance with Treas. Reg. 1.401(k)-1(b)(3)(ii) for purposes of ADP and/or ACP testing, and the eligibility requirement for Matching or Non-Elective Contributions elected in Section 2.1 of the Adoption Agreement is one year (or 365 days) or more, the eligibility requirement for the Safe Harbor Non-Elective Contribution or the Safe Harbor Matching Contribution shall be 1 year, unless the Administrator elects a shorter period applicable to Elective Deferrals.

     2.2 ENTRY DATE: An eligible Employee who has satisfied the eligibility requirements set forth in Section 2.1 will enter the Plan as a Participant on the date as elected by the Sponsoring Employer in Section 2.2 of the Adoption Agreement.

                                      1-2

     2.3 WAIVER OF PARTICIPATION: An Employee who is otherwise eligible to participate in the Plan may elect to waive such participation in accordance with the following provisions:

     (a) Irrevocable Election: An Eligible Employee may make a one-time irrevocable election to waive participation in the Plan. However, the Administrator may in its sole discretion elect not to make this option available to one or more Eligible Employees if the Eligible Employee is not an HCE and is not likely to become an HCE and if the Administrator determines that such waiver may cause the Plan for any Plan Year to fail to satisfy one of the tests set forth in Code section 410(b)(1)(A) or Code section 410(b)(1)(B) and (C). The Employee's election to waive participation in the Plan must be in writing and must be delivered to the Administrator on or before the date the Employee first becomes eligible to participate in the Plan. Notwithstanding the foregoing however, once an Employee has become a Participant in the Plan, no waiver can be made, except as provided in paragraph (b) below.

     (b) Election To Waive Allocation: Notwithstanding paragraph (a) above, and subject to the Top-Heavy Minimum Allocation requirements of Section 3.5, a Participant may agree to forego an allocation of Employer contributions to his or her Participant's Account for all or any Plan Years if such Participant is a Highly Compensated Employee for such Plan Year.

     (c) Administrative Requirements: The Employee's election to waive participation or forego an allocation must be in writing and must be delivered to the Administrator on or before the date the Employee first becomes eligible to participate in the Plan in the case of a waiver under paragraph (a), and before the Participant is entitled to an allocation to his or her Participant's Account in the case of foregoing such allocation under paragraph (b) for a Plan Year. The Administrator will furnish any form required to make an election under this Section, which may include the requirement for consent by the Employee's Spouse.

     2.4 REEMPLOYMENT: If an Employee terminates employment and is subsequently re-employed by the Employer or an Affiliated Employer, such Employee's Years of Service and/or Periods of Service for purposes of eligibility (as well as the time such Employee enters or re-enters the Plan as a Participant) will be determined in accordance with the rules described in the definition of Years of Service and/or Periods of Service.

     2.5 EXCLUSION OF ELIGIBLE EMPLOYEE: If any Employee who should have been included as a Participant is erroneously excluded from the Plan in any Plan Year and discovery of such omission is not made until after a contribution for that Plan Year has been allocated, the Employer will correct the omission so that the omitted Employee receives the same amount which the Employee would have received had he or she not been omitted. Such omission can be corrected by one or more of the following methods: (a) by making an additional contribution to the Plan on behalf of the omitted Employee; (b) by allocating any available Forfeitures on behalf of the omitted Employee; or (c) by any other method of correction permitted under Revenue Procedure 2000- 16 or any subsequent Revenue Procedure or guidance issued by the Internal Revenue Service.

     2.6 INCLUSION OF INELIGIBLE EMPLOYEE: If any person who should not have been included as a Participant is erroneously included in any Plan Year and discovery of that incorrect inclusion is not made until after a contribution for that Plan Year has been allocated, and such ineligible Employee has not received a distribution of the amount erroneously allocated to him or her, then the amount erroneously contributed with respect to the ineligible Employee cannot be refunded to the Employer and will be applied as a Forfeiture for the Plan Year in which the error is discovered.

                                      2-2

                                    ARTICLE 3
                          CONTRIBUTIONS AND ALLOCATIONS

     3.1 EMPLOYER CONTRIBUTIONS: The Employer intends to pay contributions for a particular Plan Year in such amounts and at such times as the Employer may decide. The Employer does not guarantee either the making of the contributions or the payment of the benefits under the Plan. The Employer reserves the right to reduce, suspend or discontinue contributions for any reason at any time, provided, however, that if the Plan is deemed to be terminated as a result of such reduction, suspension or discontinuance, the provisions of Article 9 will become effective. The Employer's contribution (if any) may consist of cash, qualifying employer securities or qualifying employer real property as defined in ERISA section 407(d), or any other property permitted under Code section 4975 and acceptable to the Trustee. If an Employee should have been included as a Participant but is mistakenly excluded for any reason, the omission will be corrected as specified in Section 2.5.

     In the event that one or more Adopting Employers are not Affiliated Employers of the Sponsoring Employer, (1) if the Plan was established after December 31, 1988, for each such Adopting Employer which is not an Affiliated Employer with the Sponsoring Employer the method for determining Employer contributions shall provide for an amount of required Employer contributions under Code section 412 which is at least equal to that which would have been required if such Adopting Employer would have maintained a separate plan, or (2) if the Plan was established on or before December 31, 1988, the amount of required Employer contributions under Code section 412 shall be determined as if all Participants were employed by a single Employer.

     (a) Contribution Provisions Applicable To 401(k) Plans: For a 401(k) plan, each Plan Year the Employer will contribute to the Plan such amount as it may in its sole discretion determine, subject to the following provisions:

     (1) Elective Deferrals:

     (A) Amount of Elective Deferrals: Each Eligible Participant may enter into a Salary Savings Agreement in an amount as elected by the Sponsoring Employer in
Section 3.2 of the Adoption Agreement, authorizing the Employer to withhold a percentage of the Participant's Compensation. The amount so withheld will be deemed an Elective Deferral that the Employer will contribute to the Plan on behalf of the Participant. The Administrator shall designate the frequency of such elections but not less frequently than once per year. Elective Deferrals may be made in whole percentage increments of Compensation or in specific dollar amounts as designated by the Participant. The Administrator will have the right to direct that such increments of Compensation be rounded to the next highest or lowest dollar. Furthermore, on a uniform nondiscriminatory basis, the Administrator may permit a Participant to identify separate components of the Participant's Compensation (such as base salary, bonuses, etc.) and to specify that a different Elective Deferral percentage (or dollar amount) apply to each such component. However, in no event may the dollar amount so withheld be more than the maximum dollar amount permitted for that calendar year under Code section 402(g)(5).Elective Deferrals that exceed the applicable Code section 402(g)(5) limitation will be deemed Excess Elective Deferrals and will be returned to the affected Participants in accordance with Section 5.18. Elective Deferrals must satisfy one of the ADP Tests, and Elective Deferrals that do not satisfy one of the ADP Tests will be deemed Excess Contributions and will be returned in accordance with Section 5.18.

     (B) Withdrawal Of Elective Deferrals: Elective Deferrals (exclusive of the earnings thereon) can only be withdrawn upon the earlier to occur of (A) the date the Participant incurs a Termination of Employment; (B) the date the Participant dies; (C) the date the Participant suffers a Disability; (D) the date an event described in Code section 401(k)(10) occurs; (E) the date the Participant reaches Age 59 1/2, or, if hardship distributions are permitted, (F) the date the Participant qualifies for a financial hardship distribution under
Section 5.19. Distribution will be made in accordance with Article 5.

     (C) Salary Savings Agreement:  A Participant may, in accordance with either
Section 3.2 of the Adoption Agreement as elected by the Sponsoring Employer or a written policy established by the Administrator, amend his or her Salary Savings Agreement to increase or decrease the percentage being withheld. The Participant may also at any time suspend or cancel his or her Salary Savings Agreement upon reasonable written notice (not to exceed 30 days). If a Participant cancels or suspends his or her Salary Savings Agreement, the Participant will not be permitted to put a new Salary Savings Agreement into effect until such time in accordance with 3-2 either Section 3.2 of the Adoption Agreement as elected by the Sponsoring Employer or the written policy established by the Administrator. If necessary to insure that the Plan satisfies the ADP Test, the Employer may also amend

                                      1-12
     or terminate a Participant's Salary Reduction Agreement on written notice to the Participant. If a Participant has not authorized the Employer to withhold at the maximum rate permitted and the Participant desires to increase the total amount withheld for a Plan Year to the maximum rate permitted, the Participant may authorize the Employer upon reasonable notice to withhold a supplemental amount up to 100% of his or Compensation for one or more pay periods. In no event may the sum of the amount withheld under the Salary Savings Agreement plus the supplemental withholding exceed 25% of a Participant's Section 415 Compensation for a Plan Year.

     (3) Matching Contributions: The Employer may contribute on behalf of each Eligible Participant an amount of Matching Contributions elected by the
Sponsoring Employer in Section 3.4 of the Adoption Agreement. Matching Contributions made for each Plan Year must satisfy the ACP Test. Matching Contributions which do not satisfy the ACP Test will be deemed Excess Aggregate Contributions and will be returned in accordance with Section 5.18. The Administrator may elect to treat all or any portion of a Matching Contribution as a QMAC sufficient to satisfy the ADP Test.

     Safe Harbor Matching Contributions: For any Plan Year for which the Employer issues a Safe Harbor Notice under Section 1.63 notifying Participants that a Safe Harbor Matching Contribution will be made to the Plan (or that such contribution may be made and subsequently issues a supplemental notice notifying Participants that such contribution will actually be made), the Employer will, in the absence of a supplemental notice reducing or eliminating such contribution, make a Safe Harbor Matching Contribution on behalf of each Safe Harbor Participant as defined in paragraph (E) below equal to the amount specified in the Safe Harbor Notice, which must be equal to a minimum of the amount determined under (A) or (B) as follows:

     (A) Tiered Match: An amount equal to the sum of the following: (i) 100% of the amount such Participant's Elective Deferrals that do not exceed 3% of his or her Compensation; plus (ii) 50% of the amount of such Participant's Elective Deferrals that exceed 3% of his or her Compensation but do not exceed 5% of Compensation. The maximum match that can be made under this Tiered Matching Contribution formula is 4% of Compensation which would apply to any Safe Harbor Participant who defers at least 5% of Compensation.

     (B) Enhanced Match: An amount equal to the sum of (i) and (ii) as follows:

     (i) The amount of such Participant's Elective Deferrals that do not exceed the percentage specified in the Safe Harbor Notice (which percentage must be at least 3% but not more than 6%) of Compensation; plus

     (ii) The percentage specified in the Safe Harbor Notice of such Participant's Elective Deferrals that exceed the percentage specified in the Safe Harbor Notice (which percentage must be at least 3% but not more than 6%) of the Participant's Compensation for the Plan Year and that do not exceed the percentage specified in the Safe Harbor Notice of the Employee's Compensation for the Plan Year. Notwithstanding the foregoing, Matching Contributions contributed under this subparagraph must, at any rate of Elective Deferrals, equal at least the Matching Contribution the Participant would have received if the Employer were making Basic Matching Contributions, but the rate of match cannot increase as deferrals increase.

     (C) HCE Match: A discretionary Safe Harbor Matching Contribution up to the same amount as in (A) and (B) above may be made at the Administrator's discretion for Participants eligible to share who are Highly Compensated Employees, provided such allocation satisfies IRS nondiscrimination rules under Code section 401(k) and section 401(m).

     (D) Additional Discretionary Match: The Employer may also contribute an additional discretionary amount of Safe Harbor Matching Contributions for each Plan Year. The allocation of any such discretionary contribution shall be in proportion to the matchable contributions of Participants eligible to share for the Plan Year, except that Highly Compensated Employees are only entitled to share to the extent the Plan satisfies IRS nondiscrimination rules under Code section 401(k) and Code section 401(m). 3-3

     (E) Safe Harbor Participant: A Safe Harbor Participant shall mean each Eligible Participant who is an NHCE for the Plan Year for the Plan Year (and, if the Sponsoring Employer elects, who is an HCE for the Plan Year) who was eligible to make an Elective Deferral to the Plan at any time during the Plan Year or who would have been eligible to make Elective Deferrals but for a suspension due to a hardship distribution or a statutory limitation (such as Code section 402(g) and section 415).

     (4) Non-Elective Contributions: The Employer may make a Non-Elective Contribution in an amount as elected by the Sponsoring Employer in Section 3.2 of the Adoption Agreement.

                                      2-12

     (5) Qualified Matching Contributions: The Employer may make a Qualified Matching Contribution each Plan Year in such amount as the Employer, in its sole discretion, may determine. The Employer may also elect to treat all or any portion of a Matching Contribution as a Qualified Matching Contribution.

     (6) Qualified Non-Elective Contributions: The Employer may elect to make a Qualified Non-Elective Contribution each Plan Year in such amount as the Employer determines. In addition, the Employer may elect to treat as a Qualified Non-Elective Contribution all or any portion of a Non-Elective Contribution that has not yet been allocated for the Plan Year.

     (7) Safe Harbor Non-Elective Contributions: For any Plan Year for which the Employer issues a Safe Harbor Notice under Section 1.63 notifying Participants that a Safe Harbor Non-Elective Contribution will be made for a Plan Year (or issues a Safe Harbor Notice under Section1.63 notifying Participants that a Safe Harbor Non-Elective Contribution may be made for a Plan Year and subsequently issues a supplemental notice notifying Participants that such contribution will actually be made), in the absence of a supplemental notice reducing or eliminating such contribution the Employer will make a Safe Harbor Non-Elective Contribution to the Plan equal to a minimum of 3% of the Compensation of each Safe Harbor Participant as defined in paragraph (3)(E) above.

     (8) Safe Harbor Alternative Contribution: In lieu of the Safe Harbor Contribution in paragraph (7), if the Sponsoring Employer identifies in the Adoption Agreement the name of a money purchase pension plan which it has adopted, the Employer may specify in its Safe Harbor Notice that a Safe Harbor Alternative Contribution will be made to such money purchase pension plan which the Employer has adopted on behalf of each Safe Harbor Participant as defined in paragraph (3)(E) above. Any such Safe Harbor Alternative Contribution will be an amount equal to at least 3% of each such Safe Harbor Participant's applicable Compensation and shall be 100% Vested at all times. For any Plan Year in which the Employer elects to make a Safe Harbor Alternative Contribution to such other plan, a Safe Harbor Non-Elective Contribution will made to this Plan in lieu of the Safe Harbor Alternative Contribution unless each Safe Harbor Participant under this Plan also participates in such other plan and such other plan has the same Plan Year as this Plan.

     (b)  Contribution  Provisions  For Profit  Sharing Plans And Money Purchase
Plans: For a profit sharing plan or a money purchase plan, each Plan Year the Employer will make a contribution to the Plan determined in accordance with, and contributed subject to, the following provisions:

     (1) Amount Of Contribution: The Employer's annual contribution will be equal to the amount as elected by the Sponsoring Employer in Section 3.2 of the Adoption Agreement. If a contribution and/or allocation takes into account the social security taxable wage base (the FICA base), such amount is the amount of a Participant's Compensation which is subject to withholding tax under Code section 3121(a)(1).

     (2) Limitations On Contribution: However, no contribution will exceed the maximum amount deductible under Code section 404 except as otherwise provided below; no contribution will exceed the limitations set forth in Code section 415 and no contribution will be made for any Participant who is not an Eligible Participant for the Plan Year unless otherwise required by the Top Heavy provisions in Section 3.5; and if an Employee should have been included as a Participant but is mistakenly excluded for any reason, the Employer will make a contribution to the Plan equal to the sum of the amount which would have been contributed for such Employee, and the amount of earnings that would have been credited to the excluded Employee's Participant Account but for the fact that the Employee was mistakenly excluded. Such contributions will be made to the Plan regardless of whether such amounts are ever deductible by the Employer.

     (c) Refund Of Contributions For All Plans: Contributions made to the Plan by the Employer can only be returned to the Employer in accordance with the following provisions:

     (1) Failure Of Plan To Initially Qualify: If the Plan fails to initially satisfy the requirements of Code section 401(a) and the Employer declines to amend the Plan to satisfy such requirements, contributions made prior to the date such qualification is denied must be returned to the Employer within 1 year of the date of such denial, but only if the application for the qualification is made by the time prescribed by law for filing the Employer's tax return for the taxable year in which the Plan is adopted, or by such later date as the Secretary of the Treasury may prescribe.

     (2) Contributions Made Under A Mistake Of Fact: If a contribution is attributable in whole or in part to a good faith mistake of fact, including a good faith mistake in determining the deductibility of the contribution under Code section 404, then an amount may be returned to the Employer which is equal to the excess of the amount contributed over the amount which would have been contributed had the mistake not occurred. Earnings attributable to any such excess

                                      3-12
contribution will not be returned, but losses attributable to the excess contribution will reduce the amount so returned. Such amount will be returned within one year of the date the contribution was made or the deduction disallowed, as the case may be. (3) Nondeductible Contributions: Except to the extent an Employer may intentionally make a nondeductible contribution, for example in order to correct an administrative error or restore a Forfeiture, any contribution by the Employer is conditioned on its deductibility and will otherwise be returned to the Employer.

     3.2 ALLOCATION OF EMPLOYER CONTRIBUTIONS: Each Eligible Participant's share of the various types of Employer contributions made under the Plan will be allocated to his or her Participant's Account in accordance with the following provisions:

     (a) 401(k) Plan Elective Deferrals: Each Participant's Elective Deferrals contributed under Section 3.1(a) will be allocated to the Participant's Elective Deferral sub-account.

     (b) 401(k) Plan Matching and Qualified Matching Contributions: Matching Contributions contributed on a Participant's behalf under Section 3.1(a) will be allocated to the Participant's Matching Contribution sub-account; and any Matching Contributions that are treated as Qualified Matching Contributions under Section 3.1(b) will be allocated to the Participant's Qualified Matching Contribution sub-account. All such allocations will be made in the manner elected by the Sponsor in Section 3.5 of the Adoption Agreement. A Participant who makes an Elective Deferral during the Plan Year will be eligible to receive an allocation of Matching Contributions for that Plan Year as elected by the Sponsoring Employer in Section 3.3 of the Adoption Agreement.

     (c) 401(k) Plan Non-Elective Contributions, Profit Sharing Plan Contributions, and Money Purchase Plan Contributions: Such amounts contributed on a Participant's behalf will be allocated to the Participant's 401(k) Plan Non-Elective Contribution sub-account if applicable, or to his or her Participant's Account in the case of a profit sharing plan or money purchase plan.

     A Participant will be eligible to receive an allocation of Employer Non-Elective Contributions, money purchase plan contributions, and/or profit sharing plan contributions for that Plan Year as elected by the Sponsoring Employer in Section 3.3 of the Adoption Agreement.

     If the allocation of Employer Non-Elective Contributions, money purchase plan contributions, and/or profit sharing plan contributions elected by the Sponsoring Employer in Section 3.2 of the Adoption Agreement is an integrated method, an amount will be allocated to an Eligible Participant's Account equal to the lesser of (1) the Maximum Excess Percentage multiplied by the Participant's Excess Compensation, or (2) the greater of 5.7%, 5.4%, or 4.3%, as applicable below and elected by the Sponsoring Employer in Section 3.2 of the Adoption Agreement, of the OASI Percentage multiplied by an Eligible Participant's Excess Compensation . The balance of such contribution will be allocated to an Eligible Participant's Account in the ratio that his or her Compensation bears to the total Compensation of all Eligible Participants.

     Definitions: The term Maximum Excess Percentage means the percentage derived by dividing the Employer's contribution by the sum of the total Compensation of all Eligible Participants plus the total Excess Compensation of all Eligible Participants.

     If integrated at 5.7% as elected by the Sponsoring Employer in Section 3.2 of the Adoption Agreement, the term Excess Compensation means the amount of an Eligible Participant's Compensation in excess of the Taxable Wage Base; the term OASI Percentage means the portion of the rate of tax in effect at the beginning of the Plan Year pursuant to Code section 3111(a) which is attributable to old-age insurance; and the term Taxable Wage Base means the portion of an Eligible Participant's Compensation subject to withholding tax under Code section 3121(a)(1) based on the Taxable Wage Base in effect on the first day of the Plan Year.

     If integrated at 5.4% over a fixed dollar amount or over a fixed percentage of the Taxable Wage Base as elected by the Sponsoring Employer in Section 3.2 of the Adoption Agreement, the term Excess Compensation means the amount of an Eligible Participant's Compensation in excess of the elected dollar amount, where such dollar amount is in excess of 80% but less than 100% of Taxable Wage Base.

     If integrated at 4.3% over a fixed dollar amount or over a fixed percentage of the Taxable Wage Base as elected by the

                                      4-12

Sponsoring Employer in Section 3.2 of the Adoption Agreement, the term Excess Compensation means the amount of an Eligible Participant's Compensation in excess of such dollar amount, where such dollar amount is in excess of 20% but not more than 80% of Taxable Wage Base.

     The  term  Taxable   Wage  Base  means  the  portion  of  a   Participant's
Compensation subject to withholding tax under Code section 3121(a)(1) as in effect on the first day of the Plan Year.

     The term "integrated" means a plan which relies on disparities permitted by
Code   Sections   401(a)(5)   and  401(l)  to  satisfy  the   non-discrimination
requirements   of   Code   Section   401(a)(4).

     (d) Qualified Non-Elective Contributions: QNECS and Non-Elective Contributions contributed under Section 3.1(a) that are treated as QNECS will be allocated to the QNEC sub-account of each Participant eligible to share in such amounts as elected by the Sponsoring Employer in Section 3.3 of the Adoption Agreement. A Participant will be eligible to receive an allocation of such Employer Qualified Non-Elective Contributions for that Plan Year as elected by the Sponsoring Employer in Section 3.3 of the Adoption Agreement.

     3.3 ALLOCATION OF EARNINGS AND LOSSES: As of each Valuation Date, accounts which have not been distributed since the prior Valuation Date will have the net income or loss of the Trust Fund earned since the prior Valuation Date allocated thereto as hereinafter set forth in this Section. Net income or loss is the net of any interest, dividends, unrealized appreciation and depreciation, capital gains and losses, and investment expenses of the Trust Fund determined on each Valuation Date.

     (a) Non-Segregated Accounts: Accounts which have not been segregated from the general Trust Fund for investment purposes will have net income or loss allocated thereto in the ratio that the value of each non-segregated account as of the preceding Valuation Date bears to the total value of all non-segregated accounts as of the preceding Valuation Date only if elected. For the first Plan Year of this Plan, the deemed value of each non-segregated account as of the preceding Valuation Date will be the value of each such account as of the last day of the first Plan Year, minus the amount of any earnings allocated thereto during the first Plan Year. At the Administrator's discretion, applied in a nondiscriminatory manner and to the extent feasible and appropriate on a consistent basis, all or a portion of the amount of any Employer Contributions and/or Elective Deferrals made since the preceding Valuation Date may be added to the total value of all non-segregated accounts as of the preceding Valuation Date for this purpose. The Forfeiture Account will only share in the allocation of the net income or loss under this paragraph if elected by the Sponsoring Employer in Section 3.4 of the Adoption Agreement.

     (b) Segregated Accounts And Policy Dividends: Accounts which have been segregated from the general Trust Fund for investment purposes (including any Directed Investment Accounts established under Section 7.15) will only have the net income or loss earned thereon allocated thereto. Policy dividends or credits will be allocated to the Participant's Account for whose benefit the Policy is held.

     3.4 ALLOCATION OF FORFEITURES: If the Plan does not provide for 100% vesting at all times, on each annual Valuation Date the Administrator may elect to use all or any portion of the balance in the Forfeiture Account to pay administrative expenses incurred by the Plan. The portion of the Forfeiture Account which is not used to pay administrative expenses will be allocated first to restore Participants' accounts per Section 5.7, and then as elected by the Sponsoring Employer in Section 3.4 of the Adoption Agreement under either (a) or
(b) as follows:

     (a) 401(k) Plans: For a 401(k) plan the Forfeiture Account will

     (1) first be used to reduce any Qualified Non-Elective Contributions and then to reduce any Qualified Non-Elective Contributions for the current Plan Year or a future Plan Year. If there are any Forfeitures remaining thereafter, Forfeitures attributable to Matching Contributions will first be used to reduce any Qualified Matching Contributions and then to reduce any Matching Contributions for the current Plan Year or a future Plan Year, and Forfeitures attributable to Non-Elective Contributions will first be used to reduce any Qualified Non-Elective Contributions and then to reduce any Non-Elective Contributions for the current Plan Year or a future Plan Year.

     (2) (2) be allocated to the Account of each Participant eligible to share in Employer Contributions in the same manner as in Section 3.3. Forfeitures attributable to Matching Contributions will be allocated to the Participant's Account of each eligible Participant who received an allocation of Matching Contributions for the Plan Year. Forfeitures attributable to Non-Elective Contributions will be allocated to the Account of each eligible Participant who received an allocation of Non-Elective Contributions for the Plan Year.

                                      5-12

     (b) Profit Sharing And Money Purchase Plans: For a profit sharing plan or money purchase plan, as elected by the Sponsoring Employer in Section 3.4 of the Adoption Agreement, the Forfeiture Account will either

     (1) be used to reduce the Employer's contribution for the current or next succeeding Plan Year, or

     (2) be allocated to the Account of each Participant eligible to share in Employer Contributions in the same manner as in Sections 3.2 and 3.5.

     3.5 TOP HEAVY MINIMUM ALLOCATION: Subject to Section 3.6, in any Top Heavy Plan Year in which the Employer makes a contribution to the Plan or allocates Forfeitures, each eligible Non-Key Employee will receive the Top Heavy Minimum Allocation in accordance with the following provisions:

     (a) Participants Who Must Receive Minimum Allocation: Except as otherwise provided in paragraph (b), for each Plan Year in which a Top Heavy contribution is required, the Top Heavy Minimum Allocation will be made for each Participant who is a Non-Key Employee (or if adopted in Section 6.2 of the Adoption Agreement, for each eligible Participant, including Key Employees and Non-Key Employees) who is employed by the Employer (or if adopted in Section 6.2 of the Adoption Agreement, who is employed in an eligible class of Employees as elected in Section 2.4 of the Adoption Agreement) of the Employer on the last day of the Plan Year (or if adopted in Section 6.2 of the Adoption Agreement, who satisfies either the requirement to be employed by the Employer on the last day of the Plan Year or to complete certain requirements for either Hours of Service, Periods of Service, consecutive days of employment, or consecutive months of employment); including those Key and/or Non-Key Employees who are employed by the Employer on the last day of the Plan Year but have failed to complete any minimum Hours of Service or Period of Service or consecutive days or months of employment required to receive an allocation of Employer contributions or Forfeitures for the Plan Year; and including those who have been excluded from becoming Participants in the Plan because (1) their Compensation is less than a stated amount; (2) they declined to make mandatory contributions (if required) to the Plan during the time they were considered to be Participants; or (3) they failed to make an elective contribution to a Code section 401(k) plan maintained by the Employer. However, the Top Heavy Minimum Allocation will not be required for any Key or Non-Key Employee who also participates in another Employer sponsored money purchase pension plan, target benefit pension plan, or other defined contribution plan which provides a Top Heavy Minimum Allocation to such Non-Key Employee and which is included with this Plan in a Required Aggregation Group 3-7

     (b) Lesser Allocation Allowed: If the allocation made to the Participant's Account of each Key Employee pursuant to Section 3.2 and 3.4 is less than 3% of his or her Section 415 Compensation, and if this Plan is not required to be included in an Aggregation Group to enable a defined benefit plan to meet the requirements of Code section 401(a)(4) or section 410, the Employer's contribution and Forfeitures will be reallocated so the Top Heavy Minimum Allocation made to the Participant's Account of each eligible Non-Key Employee is equal to the largest percentage allocated to the Participant's Employer Contribution Account of a Key Employee. Such percentage will be equal to the ratio of the sum of the Employer's contribution and Forfeitures allocated on such Key Employee's behalf divided by his or her Compensation.

     (c) Participation In Multiple Plans: A Non-Key Employee who participates in this Plan and in a defined benefit plan that is part of a Top Heavy Required Aggregation Group shall receive either (1) or (2) following:

     (1) a minimum monthly Top Heavy benefit in the defined benefit plan in lieu of any Top Heavy benefit under this Plan. Such minimum benefit will be an amount equal to the Non-Key Employee's average monthly Section 415 Compensation multiplied by the lesser of 2% (or 3% if the 125% rule in Section 6.4(f) is used) times the Non-Key Employee's Years of Service with the Employer, or 20% (or 30% if the 125% rule in Section 6.4(f) is used). If the defined benefit plan is amended so the minimum benefit is no longer being provided therein, this Plan will provide such Non-Key Employee with a 5% (or 7.5% if the 125% rule in Section 6.4(f) is used) allocation. A Non-Key Employee who participates only in this Plan will not receive the Top Heavy Extra Minimum Allocation.

     (2) Alternatively, if the Employer chooses, a minimum Top Heavy allocation in this Plan equal to 5% (or 7.5% if the 125% rule in Section 6.4(f) is used) of his or her Section 415 Compensation in lieu of any other allocations provided in this Section. A Non-Key Employee who only participates in this Plan will not receive the Top Heavy Extra Minimum Allocation.

     (3) If this Plan is a paired plan, the Sponsoring Employer shall elect in the Adoption Agreement which Plan shall provide the Top Heavy Benefit provided for in this Section.

                                      6-12

     3.6 FAILSAFE ALLOCATION: If the Sponsoring Employer adopted a Non-Standard Adoption Agreement, for any Plan Year in which the Plan fails to satisfy the average benefit percentage test of Code section 410(b)(2) and the average benefits test of regulation section 1.401(a)(4) (or the Administrator is unable to or elects not to perform such test) certain minimum allocations will be made under this paragraph only to the extent necessary to insure that the Plan for any Plan Year satisfies one of the tests set forth in either Code section 410(b)(1)(A) (in which the Plan initially fails to benefit at least 70% of otherwise eligible Non-Highly Compensated Employees), or Code section 410(b)(1)
(B) (in which the Plan initially fails to benefit a percentage of otherwise eligible Non-Highly Compensated Employees that is at least 70% of the percentage of otherwise eligible Highly Compensated Employees). In such event in order to satisfy such test(s) for any Plan Year affected, an allocation may be made for certain Employees in (a), (b), (c), and (d) in the following order as follows:

     (1) First Accrual: First, an allocation may be made to that group of Employees who were Participants for the Plan Year but did not receive an allocation for the Plan Year; then

     (2) Second Accrual: Next, an allocation may be made to that group of Employees who have not yet satisfied the eligibility requirements of Section 2.1(a) and are not members of any ineligible class of Employee as set forth in
Section 2.1(b); then

     (3) Third Accrual: Next, an allocation may be made to that group of Employees who have satisfied the eligibility requirements of Section 2.1(a) except that they are members of any ineligible class of Employee as set forth in
Section 2.1(b); and then

     (4) Fourth Accrual: Finally, an allocation may be made to that group of Employees who have not yet satisfied the eligibility requirements of Section 2.1(a) and are members of any ineligible class of Employee as set forth in
Section 2.1(b).

     Only those Employees who are required to benefit under the Plan for the Plan Year to satisfy the above tests shall be entitled to an allocation. To determine each Employee's priority within each group for this purpose, individuals will be ranked as elected in Section 3.2 of the Profit Sharing and Money Purchase Pension Plan Adoption Agreements; and Section 3.3 of the 401K Plan Adoption Agreements. Any such allocation will be made on the same basis as the allocation made to each Participant who is otherwise eligible to share in an Employer contribution.

     3.7  ROLLOVERS:  If  Rollover  Contributions  are  permitted  as elected in
Section 3 of the Adoption Agreement, subject to any changes adopted by written notice and/or procedure established and adopted by the Administrator pursuant to
Section 8.7, any Employee who is in an eligible class of Employees as described in Section 2.1 and who has become a Participant in the Plan (or, if elected in Section 3 of the Adoption Agreement, regardless of whether such Employee has yet to satisfy the eligibility requirements to become a Participant), may transfer or cause to be transferred amounts to this Plan from another qualified plan. Such transferred amounts are hereafter called Rollovers. Rollovers will be allocated to a Rollover Account in which the Employee will have a 100% Vested Interest. Except for that portion which a Participant self-directs pursuant to
Section 7.15, the Administrator may choose for investment purposes to either segregate Rollover Accounts into separate interest bearing accounts or to invest Rollover Accounts as part of the general Trust Fund, in which case such accounts will share in the allocation of net income and losses under Section 3.3(a). Rollover Accounts will be administered as follows:

     (a) Definition Of Rollover: The term Rollover means amounts transferred to this Plan (1) in a trustee to trustee transfer from another qualified plan; (2) from another qualified plan as a lump sum distribution eligible for tax free rollover treatment and which is transferred by the Participant to this Plan within 60 days following his receipt thereof; (3) from a conduit individual retirement account if the only assets therein were previously distributed to the Participant by another qualified plan as a lump sum distribution which was eligible for a tax free rollover within 60 days of receipt thereof and earnings on said assets; or (4) from a conduit individual retirement account meeting the requirements of subparagraph (3) and transferred to this Plan within 60 days of receipt thereof.

     (b) Withdrawal Of Rollovers: Subject to paragraph (e), an Employee may request in writing a withdrawal of all or any portion of his or her Rollover Account at any time prior to becoming a Participant in the Plan, and thereafter upon the earlier of (1) the date the Employee is entitled to a distribution of his or her Participant's benefits under the provisions of Article 5, or (2) the soonest possible administratively practical date after the Participant's Termination of Employment. In addition, an Employee may also withdraw all or any portion of his or her Rollover Account at such times as elected in Section 3 of the Adoption Agreement.

     If as elected in Section 3 of the Adoption Agreement rollover withdrawals are also permitted prior to Termination of Employment any time during the year, an Employee may also request in writing a withdrawal of all or any portion of his or her Rollover Account to be distributed at any time prior to the dates described in (1) or (2) above. The Administrator

                                      7-12
may require advance notice of a reasonable period not to exceed 60 days prior to the requested date of withdrawal. Any amount withdrawn can only be redeposited to the Participant's Rollover Account if such prior withdrawn distribution continues to be deemed a Rollover except for the fact that the amount originated from this Plan. A Rollover withdrawal will not prevent an Employee from accruing any future benefit attributable to Employer contributions. The Administrator may establish rules or procedures regarding withdrawals from an Employee's Rollover Account.

     (c) Spousal Consent Requirements Upon Withdrawal: Any Rollover Contribution that at the time it is made to this Plan is no longer subject to the requirements of Code section 401(a)(11) can be withdrawn from the Plan without the consent of the Participant's Spouse. However, the withdrawal of any Rollover Contribution that was a direct or indirect transfer as defined in Code section 401(a)(11) from a defined benefit plan, a money purchase plan, a target benefit plan, a stock bonus plan, or a profit sharing plan that provided for a life annuity form of payment to the Participant will be subject to the spousal consent requirements set forth in Section 5.8.

     (d) Form Of Distribution: Any Rollover Contribution a Participant wants to withdraw from the Plan prior to the time the Participant is entitled to a distribution of his or her Participant Account will only be distributed in a lump-sum. Any amount remaining in a Participant's Rollover Account at the time the Participant is entitled to a distribution of his or her Participant Account that is not subject to the spousal consent requirements in paragraph (c) will be distributed, at the election of the Participant, in a lump-sum or in the same manner as the Participant's Account under Article 5. Any amount remaining in the Participant's Rollover Account at the time he is entitled to a distribution of his Participant's Account that is subject to the spousal consent requirements will be distributed in the same manner as the Participant's Account under
Article 5.

     (e)  Special  Rule  For   Withdrawal   Of  Elective   Deferral   Rollovers:
Notwithstanding paragraph (b) to the contrary, the limitations described in regulation 1.401(k)-1(d) will apply to the withdrawal of any Rollover Contributions which are attributable to a Participant's elective contributions as defined in regulation 1.401(k)-1(g)(3) and which are transferred to this Plan in a trustee to trustee transfer from another qualified plan.


     3.8 VOLUNTARY EMPLOYEE CONTRIBUTIONS: If elected by the Sponsoring Employer in Section 3 of the Adoption Agreement, each Participant may make an after-tax Voluntary Employee Contribution no later than 30 days after the end of the Plan Year for which such contribution is deemed to be made. Such contributions will be allocated to a Voluntary Employee Contribution Account in which the Employee will have a 100% Vested Interest. If elected by the Sponsoring Employer in
Section 3 of the Adoption Agreement, this Plan will not permit a Participant to make additional non-deductible Voluntary Employee Contributions to the Plan after the effective date of the amended Plan. However, any Voluntary Employee Contributions made on or before such date will continue to be maintained in the Participant's Voluntary Employee Contribution Account. Voluntary Employee Contribution Accounts will be administered as follows:

     (a) Investment Of Voluntary Employee Contribution Accounts: Except for that portion of his or her Voluntary Employee Contribution Account which a
Participant may be permitted to self-direct pursuant to Section 7.15, the Administrator may choose for investment purposes to either segregate Voluntary Employee Contribution Accounts into separate interest bearing accounts or invest them as part of the general Trust Fund, in which case the earnings and losses of the Trust Fund will be allocated to each Participant's Voluntary Employee Contributions Account in the ratio that such account balance bears to the total Trust Fund.

     (b) Maximum Permissible Contribution: The balance (exclusive of the earnings thereon) in a Participant's Voluntary Employee Contribution Account may not at any point in time exceed 10% of his or her total Code section 415 Compensation earned for all years since becoming a Participant in the Plan. If a Participant participates in more than one Employer-maintained qualified plan, such Participant's total Voluntary Employee Contributions to all such plans may not exceed 10% of his or her aggregate Code section 415 Compensation earned while a Participant in the respective plans.

     (c) Withdrawal Of Contributions: A Participant's Voluntary Employee Contribution Account will be distributed no later than the earlier of (1) the date the Employee is entitled to a distribution of his or her Participant's Account balance under the provisions of Article 5, or (2) within an administratively reasonable time after the Participant's Termination of Employment. A Participant may also request a withdrawal of all or any portion of his or her Voluntary Employee Contribution Account at any time prior to the dates described in (1) and (2) above. The Administrator may require advance notice of a reasonable period not to exceed 60 days prior to the requested date of withdrawal. Withdrawals from a Voluntary Employee Contribution Account will not prohibit a Participant from accruing any future benefit from Employer contributions. A Participant's request to make a withdrawal from his or her Voluntary Employee Contribution Account must satisfy the applicable spousal consent requirements set forth in Section 5.8. Any withdrawal attributable to

                                      8-12
pre-1987 Voluntary Employee Contributions need not include the earnings thereon.

     (d) Special Rule For Withdrawal Of Post-1986 Contributions: Any withdrawal made under paragraph (c) which is attributable to post-1986 Voluntary Employee Contributions can only be withdrawn along with a portion of the earnings thereon, such earnings to be determined by the following formula: DA [1-(V - V+E)]. For purposes of applying the formula, the term DA means the distribution amount, the term V means the amount of Voluntary Employee Contributions, and the term V+E means the amount of Voluntary Employee Contributions plus the earnings attributable thereto.

     (e) Nondiscrimination Requirements: Any Voluntary Employee Contributions made for Plan Years beginning on or after January 1, 1987 must satisfy one of the ACP Tests. Voluntary Employee Contributions which do not satisfy one of the ACP Tests will be deemed Excess Aggregate Contributions and will be distributed in accordance with Section 5.18.

     3.9 DEDUCTIBLE EMPLOYEE CONTRIBUTIONS: This Plan will not permit a Participant to make tax deductible contributions (hereafter called Deductible Employee Contributions) to the Plan for any Plan Year beginning on or after January 1, 1987, but any Deductible Employee Contributions which were made to the Plan prior to such date will continue to be maintained in the Participant's Deductible Employee Contributions Account in which the Participant will have a 100% Vested Interest. Except for that portion which a Participant self-directs pursuant to Section 7.15, the Administrator may choose for investment purposes to either segregate such accounts into separate interest bearing accounts or invest them as part of the general Trust Fund, in which 3-10 case such accounts will share in the allocation of earnings and losses under Section 3.3(a). However, no portion of a Participant's Deductible Employee Contributions can be invested in life insurance Policies under Section 7.13. A Participant may withdraw amounts from his or her Deductible Employee Contributions Account only if all other amounts credited to the Plan on his or her behalf, other than his Participant's Account, have been distributed to the Participant. Distributions will be made under Article 5.

     3.10 SIMPLE 401(k) PROVISIONS: If the Sponsoring Employer elects in the Adoption Agreement to have the 401(k) SIMPLE provisions apply, the provisions of this Article shall apply for a Plan Year if the following conditions are met:

     (a) The Employer adopting this amendment is an eligible employer. An eligible employer means, with respect to any year, an Employer that had no more than 100 Employees who received at least $5,000 of compensation from the Employer for the preceding year. In applying the preceding sentence, all Employees of controlled groups of corporations under section 414(b), all Employees of trades or businesses (whether incorporated or not) under common control under section 414(c), all Employees of affiliated service groups under section 414(m), and Leased Employees required to be treated as the Employer's Employees under section 414(n), are taken into account. An eligible employer that adopts this amendment and fails to be an eligible employer for any subsequent year is treated as an eligible employer for the 2 years following the last year the Employer was an eligible employer. If the failure is due to any acquisition, disposition, or similar transaction involving an eligible employer, the preceding sentence applies only if the provisions of section 410(b)(6)(C) are satisfied.

     (b) No contributions are made, or benefits accrued for services during the year, on behalf of any eligible Employee under any other plan, contract, pension, or trust described in section 219(g)(5)(A) or (B), maintained by the Employer.

     (c) If the Sponsoring Employer has elected the SIMPLE provisions of the Adoption Agreement, than to the extent that any other provision of the plan is inconsistent with the provisions of this Section, the provisions of this Section govern.

     (d) Definitions:

     (1) "Compensation" means, for purposes of this Section 3.10, the sum of the wages, tips and other compensation from the Employer subject to federal income tax withholding (as described in section 6051(a)(3)) and the Employee's salary reduction contributions made under this or any other 401(k) plan, and, if applicable, elective deferrals under a section 408(p) SIMPLE plan, a SARSEP, or a section 403(b) annuity contract and compensation deferred under a section 457 plan, required to be reported by the Employer on Form W-2 as described in section 6051(a)(8). For self-employed individuals, compensation means net earnings from self-employment determined under section 1402(a) prior to subtracting any contributions made under this Plan on behalf of the individual. The provisions of the Plan implementing the limit on Compensation under section 401(a)(17) apply to the compensation under this Section 3.10.

     (2) "Eligible employee" means, for purposes of this amendment, any Employee who is entitled to make elective deferrals described in section 402(g) under the terms of the plan.

                                      9-12

     (3) "Year" means the calendar year.

     (e) Salary Reduction Contributions:

     (1) Each eligible employee may make a salary reduction election to have his or her compensation reduced for the year in any amount selected by the Employee subject to the limitation in paragraph (e)(2) below. The Employer will make a salary reduction contribution to the Plan, as an elective deferral, in the amount by which the eligible employee's compensation has been reduced.

     (2) The total salary reduction contribution for the year cannot exceed $6,000 for any eligible employee. To the extent permitted by law, this amount will be adjusted to reflect any annual cost-of-living increases announced by the IRS. 3-11

     (f) Other Contributions:

     (1) Matching Contributions: Each year, the Employer will contribute a matching contribution on behalf of each eligible employee who makes a salary reduction election under (e) above. The amount of the matching contribution will be equal to the eligible employee's salary reduction contribution up to a limit of 3% of the eligible employee's compensation for the full calendar year.

     (2) Nonelective Contributions: For any year, instead of a matching contribution, the Employer may elect to contribute a nonelective contribution of 2% of compensation for the full calendar year for each eligible employee who received at least at least $5,000 of compensation from the Employer for the year, or a lesser amount elected by the Sponsoring Employer in the Adoption Agreement.

     (g) Limitation On Other Contributions:

     (1) General Rule: No Employer or employee contributions may be made to this Plan for the year other than salary reduction contributions described in (e) above, matching or nonelective contributions described in Section 3.10 herein and rollover contributions described in section 1.402(c)-(2), Q&A -1(a) of the Income Tax Regulations.

     (2) 1997 Transition Rule: If the Employer maintained this Plan during 1997 prior to adopting this amendment, then contributions made prior to the amendment are treated as made under Sections 3.10(e) and (f) provided that (i) the employer adopts the 401(k) SIMPLE provisions by July 1, 1997, effective as of January 1, 1997; (ii) the salary reduction contributions for the year made prior to adoption of the amendment do not total more than $6,000 for any eligible employee; (iii) the other contributions in Section 3.10(e) are of inherently equal or greater value than the contributions required under the Plan prior to the amendment; and (iv) for 1997, the 60-day election period requirement described in Sections 3.10(i) is deemed satisfied if the eligible employee may make or modify a salary reduction election during a 60-day election period that begins no later than 30 days after the amendment is adopted but no later than July 1, 1997.

     (h) Application Of Code section 415 Limitations: The provisions of this Plan implementing the limitations of Code section 415 apply to contributions made pursuant to Sections 3.10(e) and (f)

     (i) Election Period: (1) In addition to any other election periods provided under the plan, each eligible employee may make or modify a salary reduction election during the 60-day period immediately preceding each January 1st; (2) for the year an eligible employee becomes eligible to make salary reduction contributions under this amendment, the 60-day election period requirement of this Section is deemed satisfied if the eligible employee may make of modify a salary reduction election during a 60-day period that includes either the date the eligible employee becomes eligible or the day before; and (3) an eligible employee may terminate a salary reduction election any time during the year.

     (j) Notice Requirements: (1) The Employer will notify each eligible employee prior to the 60-day election period described in Section 3.10(g) that he or she can make a salary reduction election or to modify a prior election during that period; and (2) the notification described in Section 3.10(i) will indicate whether the Employer will provide a 3% matching contribution described in Section 3.10(e)(1) or a 2% nonelective contribution described in Section 3.10(f)(2).

     (k) Vesting: All benefits attributable to contributions made under this amendment are nonforfeitable at all times.

                                     10-12

     (l) Top Heavy Rules: The Plan is not treated as a top-heavy plan under Code section 416 for any year for which the provisions of this amendment are effective and satisfied.

     (m)   Nondiscrimination   Tests:   The  Plan  is  treated  as  meeting  the
requirements of Code section 401(k)(3)(A)(ii) and 401(m)(2) for any year for which the provisions of this amendment are effective and satisfied.
















                                     11-12

                                   ARTICLE 4
                                PLAN BENEFITS

     4.1 UPON NORMAL (OR EARLY) RETIREMENT: Every Participant who has retired or terminated employment from the Employer having reached Normal (or Early) Retirement Age will be entitled to receive his or her Vested Aggregate Account balance determined as of the most recent Valuation Date coinciding with or immediately preceding the date of distribution. Distribution will made in accordance with Section 5.1.

     4.2 UPON LATE RETIREMENT: A Participant who has reached Normal Retirement Age may elect to remain employed and retire at a later date. Such Participant will continue to participate in the Plan and his or her Participant's Account will continue to receive allocations under Article 3. Upon actual retirement, the Participant will be entitled to his or her Vested Aggregate Account balance determined as of the most recent Valuation Date coinciding with or immediately preceding the date of distribution. In addition, if elected by the Sponsoring Employer in Section 5.8 of the Adoption Agreement, a Participant who elects late retirement may at any time (1) choose to have distributed prior to actual retirement all or part of his or her Vested Aggregate Account balance determined as of the most recent Valuation Date coinciding with or immediately preceding the date of distribution; or (2) choose to have such Vested Aggregate Account balance transferred to another qualified retirement plan maintained by the Employer. Upon actual retirement, the Participant will be entitled to his or her undistributed Vested Aggregate Account balance determined as of the most recent Valuation Date coinciding with or immediately preceding the date of distribution. Distribution will be made in accordance with Section 5.1.

     4.3 UPON DEATH: Upon the death of a Participant prior to Termination of Employment, or upon the death of a Terminated Participant prior to distribution of his or her Vested Aggregate Account, his or her Beneficiary will be entitled to the Participant's Vested Aggregate Account balance determined as of the most recent Valuation Date coinciding with or immediately preceding the date of distribution. If any Beneficiary who is living on the date of the Participant's death dies prior to receiving his or her the entire death benefit, the remaining portion of such death benefit will be paid in a lump sum to the estate of such deceased Beneficiary. The Administrator's determination that a Participant has died and that a particular person has a right to receive a death benefit will be final. Distribution will be made in accordance with Section 5.2.

     4.4 UPON DISABILITY: If a Participant suffers a Disability prior to Termination of Employment, or if a Terminated Participant suffers a Disability prior to distribution of his or her Vested Aggregate Account, he or she will be entitled to his or her Vested Aggregate Account balance determined as of the most recent Valuation Date coinciding with or immediately preceding the date of distribution. Distribution will be made in accordance with Section 5.3.

     4.5 UPON TERMINATION: A Participant who incurs a Termination of Employment will be entitled to his or her Vested Aggregate Account balance as of the most recent Valuation Date coinciding with or immediately preceding the date of distribution. Distribution to a Terminated Participant who does not die prior to distribution or who does not suffer a Disability prior to distribution will be made in accordance with Section 5.4.

     4.6 DETERMINATION OF VESTED INTEREST: A Participant's Vested Interest in his or her Participant's Account will be determined in accordance with the following provisions:

     (a) 100% Vesting Upon Retirement , Death Or Disability: A Participant will have a 100% Vested Interest in his or her Participant's Account upon reaching Normal Retirement Age prior to Termination of Employment, upon death prior to Termination of Employment, and upon Disability prior to Termination of Employment. If elected by the Sponsoring Employer in Section 4.2 of the Adoption Agreement., a Participant will also have a 100% Vested Interest upon Early Retirement.

     (b) Vesting Schedule: A Participant will at all times have a 100% Vested Interest in all Elective Deferrals, QMACs and QNECs allocated to his or her Participant's Account. In a non-Top Heavy Plan Year a Participant's Vested Interest in all Employer Matching Contributions and Non-Elective Contributions allocated to his or her Participant's Account will be determined by the vesting schedule elected by the Sponsoring Employer in Section 4.3 of the Adoption Agreement. A Participant's Vested Interest shall be based on the completed Years of Service the Participant has completed, if Hours of Service are counted; and 1-Year Periods of Service the Participant has completed, if Hours of Service are not counted. 4-2

     If elected by the Sponsoring Employer in Section 4.4 of the Adoption Agreement, in determining a Participant's Vested Interest hereunder, Years of Service or 1-Year Periods of Service during any period for which the Employer did not maintain this Plan or a predecessor plan and/or before the date the Participant reaches Age 18 will be disregarded.

                                      1-4

     (c) Vesting In A Top Heavy Plan Year: In a Top Heavy Plan Year a Participant's Vested Interest in all Employer Matching Contributions and Non-Elective Contributions allocated to his or her Participant's Account will be determined by the top heavy vesting schedule elected by the Sponsoring Employer in Section 4.3 of the Adoption Agreement. If this Plan ceases to be Top Heavy and the vesting schedule in paragraph (b) becomes effective, a Participant's Vested Interest as determined under this paragraph cannot be reduced. Furthermore, any such reversion to the vesting schedule in paragraph (b) will be considered an amendment to this Section and will be treated in accordance with the provisions paragraph (d) of this Section pertaining to such amendments.

     (d) Amendments To Vesting Schedule: No amendment may directly or indirectly reduce a Participant's Vested Interest. If the Plan's vesting schedule is amended or the Plan is amended in any way that directly or indirectly affects the computation of a Participant's nonforfeitable percentage or the Plan is deemed amended by an automatic change to or from a Top Heavy vesting schedule, any Participant with at least either three Years of Service or 1-Year Periods of Service may, by filing a written request with the Administrator, elect to have the Vested Interest in his or her Participant's Account balance computed by the vesting schedule in effect prior to the amendment.

     The period in which the election may be made shall begin with the date the amendment is adopted or deemed to be made and shall end on the latest of (l) 60 days after the amendment is adopted; (2) 60 days after the amendment becomes effective; or (3) 60 days after the Participant is issued written notice of the amendment by the Employer or Plan Administrator.

     A Participant who fails to make such an election will have his or her Vested Interest computed under the new schedule. However, notwithstanding the foregoing if the Plan vesting schedule is amended, in the case of an Employee who is a Participant as of the later of the date such amendment is adopted or the date it becomes effective, the nonforfeitable percentage (determined as of such date) of such Participant's Employer-provided Account balance will not be less than the percentage computed under the Plan without regard to such amendment.













                                      2-4

                                 ARTICLE 5
                          DISTRIBUTION OF BENEFITS

     5.1 UPON RETIREMENT: Unless a cash-out occurs under Section 5.5, the retirement benefit a Participant is entitled to receive under Section 4.1 or 4.2 will be distributed as follows:

     (a) Form Of Distribution:

     (1) If the forms of  benefit  as  elected  by the  Sponsoring  Employer  in
Section 5.4 of the Adoption Agreement do not include a lifetime annuity, a Participant may elect to have his or her retirement benefit distributed (A) in one lump sum (or in designated sums from time to time as elected by the Participant); or, if elected by the Sponsoring Employer in the Adoption Agreement, (B) in monthly, quarterly, semi-annual or annual cash installments over a period certain of up to 10 years, or, with the consent of the Plan Administrator to be granted in a manner which does not discriminate in favor of Participants who are Highly Compensated Employees, any period that does not extend beyond the Participant's life, or beyond the lives of the Participant and a designated Beneficiary (or beyond the life expectancy of the Participant or the joint and last survivor expectancy of the Participant and a designated Beneficiary). If the Participant elects installments, the lump sum benefit will either be segregated and separately invested by the Trustee or will be invested in a nontransferable annuity providing for installments.

     (2) If the forms of  benefit  as  elected  by the  Sponsoring  Employer  in
Section 5.4 of the Adoption Agreement include a lifetime annuity, unless otherwise elected under Section 5.8, a Participant's retirement benefit will be distributed as a Qualified Joint and Survivor Annuity if the Participant is married on the Annuity Starting Date and has not died before such date. If the Participant is unmarried on the Annuity Starting Date and has not died before such date, the Participant's retirement benefit will be distributed as a life annuity.

     If a Participant elects not to receive the form of benefit described in this paragraph (2), the Participant may elect to have his or her benefit distributed either (A) in one lump-sum payment (or in designated sums from time to time as elected by the Participant); or if elected by the Sponsoring Employer in the Adoption Agreement, (B) in monthly, quarterly, semi-annual or annual cash installments over a period certain that does not extend beyond the Participant's life, or beyond the lives of the Participant and his or her designated Beneficiary (or beyond the life expectancy of the Participant or the joint and last survivor expectancy of the Participant and his or her designated Beneficiary). If the Participant elects installments, the lump sum benefit will either be segregated and separately invested by the Trustee or will be invested in a nontransferable annuity providing for installments.

     (b) Time Of Distribution: Distribution will be made under this Section (1) within a reasonable time after the Participant's actual retirement at Normal Retirement Date or Early Retirement Date, or (2) within a reasonable time after the date a Participant who elects late retirement under Section 4.2 requests payment as permitted thereunder, but distribution must begin no later than the Required Beginning Date.

     5.2 UPON DEATH: Unless a cash-out occurs under Section 5.5, the death benefit a deceased Participant's Beneficiary is entitled to receive under
Section 4.3 will be distributed as follows:

     (a) Surviving Spouse:

     (1) If the forms of  benefit  as  elected  by the  Sponsoring  Employer  in
Section 5.4 of the Adoption Agreement do not include a lifetime annuity (an annuity which is payable over the life of the Participant or over the life of the Participant and a Beneficiary or over the projected life span of a Participant or the projected life span of a Participant and his Beneficiary), notwithstanding any other Beneficiary designation made by a Participant, if a Participant is married on the date of death, the deceased Participant's surviving Spouse will be entitled to receive 100% of the deceased Participant's death benefit unless the surviving Spouse has waived that right under Section
5.8. The benefit will be distributed at the surviving Spouse's election by one of the following methods (unless a different method has been chosen by the Participant in a Beneficiary designation form): (A) in one lump-sum payment (or in designated sums from time to time as elected by the surviving Spouse) in cash or property; or, if elected by the Sponsoring Employer in the Adoption Agreement, (B) in monthly, quarterly, semi-annual or annual cash installments over a period certain 5-2 that does not extend beyond the life of the surviving Spouse (or beyond the life expectancy of the surviving Spouse). If the surviving Spouse elects to receive installments, the lump sum value of the benefit will either be segregated and separately invested by the Trustee or will be invested in a nontransferable annuity providing

                                      1-4
for installment payments.

     (2) If the forms of  benefit  as  elected  by the  Sponsoring  Employer  in
Section 5.4 of the Adoption Agreement include a lifetime annuity, notwithstanding any other Beneficiary designation made by a Participant, if a Participant is married on the date of his or her death and dies before the Annuity Starting Date, the Participant's surviving Spouse will receive a minimum death benefit as a Qualified Preretirement Survivor Annuity unless such annuity has been waived under Section 5.8. The surviving Spouse may elect to have any additional death benefit to which the surviving Spouse is entitled distributed by one of the following methods unless a different method has been chosen by the
Participant: (A) in one lump sum (or in designated sums from time to time as elected by the surviving Spouse) in cash or property; or, if elected by the Sponsoring Employer in the Adoption Agreement, (B) in monthly, quarterly, semi-annual or annual cash installments over a period certain that does not extend beyond the life of the surviving Spouse or beyond the life expectancy of the surviving Spouse, in which event the lump sum value of the benefit will either be segregated and separately invested by the Trustee or will be invested in a nontransferable annuity providing for installments.

     (b) Time Of Distribution To A Surviving  Spouse:  The surviving  Spouse may
(1) elect to have any death benefit to which he or she is entitled distributed within a reasonable time after the death of the Participant; or (2) elect to defer distribution of the death benefit, but distribution may not be deferred beyond December 31st of the calendar year in which the deceased Participant would have attained Age 70 1/2.

     (c) Death Of Surviving Spouse Before Distribution Begins: If the surviving Spouse dies before distribution begins, then distribution will be made as if the surviving Spouse were the Participant. Distribution will be considered as having commenced when the deceased Participant would have reached Age 70 1/2 even if payments have been made to the surviving Spouse before that date. If distribution to the surviving Spouse commences in the form of an irrevocable annuity over a period permitted under paragraph (c) before the deceased Participant would have reached Age 70 1/2, distribution will be considered as having begun on the actual annuity commencement date.

     (d) Non-Spouse Beneficiary: A non-Spouse Beneficiary may elect to have any death benefit such Beneficiary is entitled to receive distributed by one of the following methods unless a different method has been chosen by the Participant:
(1) in one lump sum (or in designated sums from time to time as elected by the Beneficiary) in cash or property; or if elected by the Sponsoring Employer in the Adoption Agreement, (2) in monthly, quarterly, semi-annual or annual cash installments over a period certain that does not extend beyond the life of the Beneficiary (or beyond the life expectancy of the Beneficiary), in which event the lump sum value of the benefit will either be segregated and separately invested by the Trustee or will be invested in a nontransferable annuity providing for installments. Distribution will be made within a reasonable time after the death of the Participant; but distribution of a lump sum must be made by December 31st of the calendar year which contains the 5th anniversary of the date the Participant died, or installments must begin no later than December 31st of the calendar year immediately following the calendar year in which the Participant died.

     (e) Participants In Pay Status: If a Participant who has started receiving distribution of his or her retirement benefit dies before the entire benefit has been distributed, the balance of the benefit will be distributed to the Participant's Beneficiary at least as rapidly as under the method of distribution being used on the date of the Participant's death.

     5.3 DISABILITY BENEFITS: Unless a cash-out occurs under Section 5.5, the Disability benefit a Participant is entitled to receive under Section 4.4 will be distributed as follows:




                                      2-4

     (b) Form Of Distribution:

     (1) If the forms of  benefit  as  elected  by the  Sponsoring  Employer  in
Section 5.4 of the Adoption Agreement do not include a lifetime annuity, a Participant may elect to have his or her Disability benefit distributed (A) in one lump sum in cash or property; or, if elected by the Sponsoring Employer in the Adoption Agreement, (B) in monthly, quarterly, semiannual or annual cash installments over a period certain that does not extend beyond the Participant's life, or beyond the lives of the Participant and a designated Beneficiary (or beyond the life expectancy of the Participant or the joint 5-3 and last survivor expectancy of the Participant and a designated Beneficiary), in which event the lump sum value of the benefit will either be segregated and separately invested by the Trustee or will be invested in a nontransferable annuity providing for installment payments.

     (2) If the forms of  benefit  as  elected  by the  Sponsoring  Employer  in
Section 5.4 of the Adoption Agreement include a lifetime annuity, unless otherwise elected under Section 5.8, a Participant's Disability benefit will be distributed as a Qualified Joint and Survivor Annuity if the Participant is married on the Annuity Starting Date and has not died before such date. If the Participant is unmarried on the Annuity Starting Date and has not died before such date, the Participant's Disability benefit will be distributed as a life annuity.

     If a Participant elects not to receive the form of benefit described in this paragraph (2), the Participant may elect to have his or her benefit distributed (A) in one lump sum in cash or property; or, if elected by the Sponsoring Employer in the Adoption Agreement, (B) in monthly, quarterly, semi-annual or annual cash installments over a period certain that does not extend beyond the Participant's life, or beyond the lives of the Participant and a designated Beneficiary (or beyond the life expectancy of the Participant or the joint and last survivor expectancy of the Participant and a designated Beneficiary), in which event the lump sum value of the benefit will either be segregated and separately invested by the Trustee or will be invested in a nontransferable annuity providing for installment payments.

     (c) Time Of Distribution: Distribution will be made under this Section within a reasonable time after the date on which the Participant suffers the Disability, but distribution must begin no later than the Required Beginning Date.

     5.4 UPON TERMINATION: Unless a cash-out occurs under Section 5.5 or a prior distribution has been under Section 5.2 or 5.3, the benefit a Terminated Participant is entitled to receive under Section 4.5 will be distributed as follows:

     (a) Form Of Distribution:

     (1) If the forms of  benefit  as  elected  by the  Sponsoring  Employer  in
Section 5.4 of the Adoption Agreement do not include a lifetime annuity, a Terminated Participant may elect to have his or her benefit distributed in one lump sum in cash or property; or, if elected by the Sponsoring Employer in the Adoption Agreement, (2) in monthly, quarterly, semi-annual or annual cash installments over a period certain that does not extend beyond the Participant's life, or beyond the lives of the Participant and a designated Beneficiary (or beyond the life expectancy of the Participant or the joint and last survivor expectancy of the Participant and a designated Beneficiary), in which event the lump sum value of the benefit will either be segregated and separately invested by the Trustee or invested in a nontransferable annuity providing for installment payments.

     (2) If the forms of  benefit  as  elected  by the  Sponsoring  Employer  in
Section 5.4 of the Adoption Agreement include a life annuity, unless otherwise elected in accordance with Section 5.8, a Terminated Participant's benefit will be distributed as a Qualified Joint and Survivor Annuity if the Participant is married on the Annuity Starting Date and has not died before such date. If the Participant is unmarried on the Annuity Starting Date and has not died before such date, his or her benefit will be distributed as a life annuity.

     If a Terminated Participant elects not to receive the form of benefit described in this paragraph (2), the Terminated Participant may, subject to the election by the Sponsoring Employer in Section 5.4 of the Adoption Agreement, elect to have his or her benefit distributed (A) in one lump sum in cash or property; or, if elected by the Sponsoring Employer in the Adoption Agreement,
(B) in monthly, quarterly, semi-annual or annual cash installments over a period certain that does not extend beyond the Participant's life, or beyond the lives of the Participant and a designated Beneficiary (or beyond the life expectancy of the Participant or the joint and last survivor expectancy of the Participant and a designated Beneficiary), in which event the lump sum value of the benefit will either be segregated and separately invested by the Trustee or will be invested in a nontransferable annuity providing for

                                      3-4
installments.

     (b) Time Of Distribution: Distribution will be made under this Section in accordance with the provisions elected by the Sponsoring Employer in Section 5 of the Adoption Agreement, provided that distributions begin no later than the Required Beginning Date.

     5.5 IMMEDIATE CASH-OUT OF BENEFITS: The Administrator, without the consent of the Participant, may distribute a Participant's Vested Aggregate Account balance in a lump sum any time after a Participant terminates employment, subject to the following provisions:

     (a) General Rule: If the original Effective Date of the Plan is

     (1) on or after March 22, 1999, the Administrator can only make distribution under this Section if a Participant's Vested Aggregate Account balance (determined before taking into account the Participant's Voluntary Employee Contributions Account, Deductible Employee Contribution Account, or Rollover Account) on the date he or she terminates employment with the Employer does not exceed $5,000. Any such distribution will be made as soon as administratively feasible after the date the Participant terminates employment (or after the Plan Year in which the Participant incurs a Break in Service), and any portion of the Participant's Account which is not Vested will be treated as a Forfeiture.

     (2) before March 22, 1999, the Administrator can only make distribution under this Section, (A) with regard to distributions made for Plan Years beginning prior to August 6, 1997, if the Participant's Vested Aggregate Account balance (determined before taking into account the Participant's Voluntary Employee Contributions Account, Deductible Employee Contribution Account, or Rollover Account) on the date he or she terminates employment with the Employer does not exceed, or at the time of any prior distribution did not exceed, $3,500; and (B) for Plan Years beginning on or after August 6, 1997, if a Participant's Vested Aggregate Account balance (determined before taking into account the Participant's Rollover Account and Voluntary Employee Contribution Account) on the date he or she terminates employment with the Employer does not exceed, or at the time of any prior distribution did not exceed, $5,000. Any such distribution will be made as soon as administratively feasible after the date the Participant terminates employment (or after the Plan Year in which the Participant incurs a Break in Service), and any portion of the Participant's Account which is not Vested will be treated as a Forfeiture.

     (b) Later Distribution If Account Balance Falls To $5,000: If the original Effective Date of the Plan is on or after March 22, 1999, with regard to distributions made for Plan Years beginning on or after March 22, 1999, if a Participant would have received a distribution under paragraph (a) but for the fact that the Participant's Vested Aggregate Account balance (determined before taking into account the Participant's Voluntary Employee Contributions Account, Deductible Employee Contribution Account, or Rollover Account) exceeded $5,000 when the Participant terminated employment, and if at a later time the Participant's Vested Aggregate Account balance (determined before taking into account the Participant's Voluntary Employee Contributions Account, Deductible Employee Contribution Account, or Rollover Account) is reduced to an amount not greater than $5,000, the Administrator may distribute such remaining amount in a lump sum without the Participant's consent as soon as administratively feasible after the date the Participant terminates employment with the Employer (or after the Plan Year in which the Participant incurs a Break in Service), and any portion of the Participant's Account which is not Vested will be treated as a Forfeiture.

     (c) Deemed Distribution: If a Participant's Vested Interest in his or her Participant's Account is zero on the date the Participant terminates employment, the Participant will be deemed to have received a distribution of such Vested Interest on the date of such termination.

     (d) Form Of Distribution: If the whereabouts of a terminated Participant are known, distribution under this Section will be made in the form of a lump sum cash payment unless the terminated Participant elects a direct rollover under Section 5.15. If the whereabouts of a terminated Participant are not known, the provisions of Section 5.14 will apply.

     5.6 RESTRICTIONS ON IMMEDIATE DISTRIBUTIONS: If a Participant's Vested Aggregate Account balance exceeds the amount set forth in paragraph (a) of this Section and is immediately distributable, such account can only be distributed in accordance with the following provisions:

     (a) General Rule: If a Participant's Vested Aggregate Account balance (determined before taking into account the

                                      4-4

Participant's Voluntary Employee Contributions Account, Deductible Employee Contribution Account, or Rollover Account) exceeds $5,000, or if there are remaining payments to be made with respect to a particular distribution option that previously commenced, and if such amount is immediately distributable the Participant and, if the Plan is a money purchase pension 5-5 plan or the forms of benefit as elected by the Sponsoring Employer in Section 5.4 of the Adoption Agreement include a lifetime annuity, the Participant's Spouse (or where either the Participant or the Spouse has died, the survivor) must consent to any distribution of such amount. Any portion of the Participant's Account which is not Vested will be treated as a Forfeiture. If less than the entire Vested Aggregate Account balance is distributed, the part of the non-Vested portion that will be treated as a Forfeiture is the total non-Vested portion multiplied by a fraction, the numerator of which is the amount of the distribution attributable to Employer contributions and the denominator of which is the total value of the Vested Interest in the Participant's Account.

     (b) Transition Rule: Notwithstanding paragraph (a), with regard to distributions made before October 17, 2000, if a Participant's Vested Aggregate Account balance (determined before taking into account the Participant's Voluntary Employee Contributions Account, Deductible Employee Contribution Account, or Rollover Account) exceeds, or at the time of any prior distribution
(1) exceeded $3,500 in Plan Years beginning before August 6, 1997, or (2) exceeded $5,000 in Plan Years beginning on or after August 6, 1997, and such account balance is immediately distributable, the Participant and the Participant's Spouse (or where either one has died, the survivor) must consent to any distribution of such balance.

     (c) Definition Of Immediately Distributable: A Participant's benefit is immediately distributable if any part of the benefit could be distributed to the Participant (or the Participant's surviving Spouse) before the Participant reaches (or would have reached if not deceased) the later of his or her Normal Retirement Age or Age 62.

     (d) General Consent Requirement:

     (1) If the Plan is not a money purchase pension plan and the forms of benefit as elected by the Sponsoring Employer in Section 5.4 of the Adoption Agreement do not include a lifetime annuity, the consent of the Participant to any benefit that is immediately distributable must be obtained in writing within the 90-day period ending on the Annuity Starting Date. However, the Participant will not be required to consent to a distribution that is required by Code section 401(a)(9) or section 415. If upon termination of this Plan neither the Employer nor an Affiliated Employer maintains another defined contribution plan other than an employee stock ownership plan (ESOP) as defined in Code section 4975(e)(7) (or for a Code section 401(k) plan, other than an ESOP or a simplified employee pension plan (SEP) as defined in section 408(k) or a SIMPLE IRA Plan as defined in section 408(p)) the Participant's benefit will, without the Participant's consent, be distributed to the Participant. If the Employer or an Affiliated Employer does maintain another defined contribution plan other than an ESOP (or for a Code section 401(k) plan, an ESOP, SEP, or SIMPLE IRA
Plan) the Participant's benefit will, without the Participant's consent, be transferred to the other plan if the Participant does not consent to an immediate distribution under the terms of this Section.

     (2) If the Plan is a money purchase pension plan or the forms of benefit as elected by the Sponsoring Employer in Section 5.4 of the Adoption Agreement include a lifetime annuity, the consent of the Participant and the Participant's Spouse (or where either the Participant or the Participant's Spouse has died, the survivor) to any benefit that is immediately distributable must be obtained in writing within the 90-day period ending on the Annuity Starting Date. However, (A) only the Participant need consent to the distribution of a Qualified Joint and Survivor Annuity while the benefit is immediately distributable; and (B) neither the Participant nor the Participant's Spouse will be required to consent to a distribution that is required by Code section 401(a)(9) or section 415. If this Plan upon termination does not offer an annuity option (purchased from a commercial provider) and if neither the Employer nor an Affiliated Employer maintains another defined contribution plan other than an employee stock ownership plan (ESOP) as defined in Code section 4975(e)(7) (or for a Code section 401(k) plan, other than an ESOP or a simplified employee pension plan (SEP) as defined in section 408(k) or a SIMPLE IRA Plan as defined in section 408(p)) the Participant's benefit will, without the Participant's consent, be distributed to the Participant. If the Employer or an Affiliated Employer does maintain another defined contribution plan other than an ESOP, the Participant's benefit will, without the Participant's consent, be transferred to the other plan if the Participant does not consent to an immediate distribution under the terms of this Section.

     (e) Notification Requirements:

     (1) If the Plan is not a money purchase pension plan and the forms of benefit as elected by the Sponsoring Employer in Section 5.4 of the Adoption Agreement do not include a lifetime annuity, the Administrator must notify the

                                      5-4

Participant of the right to defer any distribution until the benefit is no longer immediately distributable. Notification will include a general explanation of the material features and relative values of the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of Code section 417(a)(3); and will be provided no less than 30 days or more than 90 days prior to the Annuity Starting Date.

     For Plan Years beginning on or after January 1, 1997, distribution of the Participant's benefit may begin less than 30 days after the notice described in paragraph (d) is given if (1) the Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving notice to consider the decision of whether or not to elect a distribution; (2) the Participant, after receiving the notice, affirmatively elects a distribution (or a particular distribution option); and (3) the Participant does not revoke the election at any time prior to the expiration of the 7-day period that begins on the date the notice is given.

     (2) If the Plan is a money purchase pension plan or the forms of benefit as elected by the Sponsoring Employer in Section 5.4 of the Adoption Agreement include a lifetime annuity, the Administrator must notify the Participant and the Participant's Spouse of the right to defer any distribution until the benefit is no longer immediately distributable. Notification will include a general explanation of the material features and relative values of the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of Code section 417(a)(3); and will be provided no less than 30 days or more than 90 days prior to the Annuity Starting Date.

     For Plan Years beginning on or after January 1, 1997, distribution of the benefit may begin less than 30 days before the Annuity Starting Date if (A) the Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the required notification to consider the decision of whether to waive the Qualified Joint and Survivor Annuity and to consent to another form of distribution; (B) the Participant is permitted to revoke an affirmative distribution election at least until the Annuity Starting Date, or, if later, at any time prior to the expiration of the 7 day period that begins the day after the explanation of the Qualified Joint and Survivor Annuity is provided to the Participant; (3) the Annuity Starting Date is after the date that the explanation of the Qualified Joint and Survivor Annuity is provided to the Participant (but the Annuity Starting Date may be before the date that any affirmative distribution elections are made by the Participant and before the date.

     5.7 REPAYMENT OF PRIOR DISTRIBUTIONS: If a Participant who terminates employment with the Employer receives (or is deemed to have received) a distribution of his or her Vested Aggregate Account and is subsequently reemployed by the Employer, the Employee's Vested Interest in his or her Participant's Account will be restored to the amount on the date of distribution if the Employee repays to the Plan the full amount of the distribution attributable to Employer contributions before the earlier of 5 years after the first date on which he or she is subsequently reemployed by the Employer or the date on which the Participant incurs 5 consecutive Breaks in Service following the date of distribution. If the former Participant is deemed to receive a distribution under the Plan before the date on which the former Participant incurs 5 consecutive Breaks in Service, upon reemployment with the Employer his or her Participant's Account balance will be restored to the amount on the date of the deemed distribution.

     5.8 SPOUSAL CONSENT REQUIREMENTS: If the forms of benefit as elected by the Sponsoring Employer in Section 5.4 of the Adoption Agreement do not include a lifetime annuity, a surviving Spouse's election not to receive a death benefit under Section 5.2 will not be effective unless (1) the election is in writing;
(2) the election designates a specific Beneficiary or form of benefit which may not be changed without spousal consent (or the Spouse's consent expressly permits designations by the Participant without any requirement of further spousal consent); and (3) the Spouse's consent acknowledges the effect of the election and is witnessed by the Administrator or a notary public. If the forms of benefit as elected by the Sponsoring Employer in Section 5.4 of the Adoption Agreement include a lifetime annuity, a married Participant's election not to receive a Qualified Joint and Survivor Annuity (QJSA) under Section 5.1 or a Qualified Preretirement Survivor Annuity (QPSA) under Section 5.2, or an unmarried Participant's election not to receive a life annuity under Section 5.1, must be made in accordance with the following provisions:

     (a) Election Not To Receive A QJSA: A married Participant's election not to receive a Qualified Joint and Survivor Annuity, or an unmarried Participant's election not to receive a life annuity, must be in writing and must be made during the 90-day period ending on the Annuity Starting Date. Such election may be revoked in writing and a new election made at any time and any number of times during the election period.

     (b) Election Not To Receive A QPSA: A married Participant's election not to receive a Qualified Preretirement Survivor Annuity must be in writing and must be made during an election period beginning on the first day of the Plan Year in

                                      6-4
which the Participant reaches Age 35 and ending on the date of his or her death. The election may be revoked in writing and a new election made at any time and any number of times during the election period. A Terminated Participant's election period concerning his or her Vested Aggregate Account before his termination will not begin later than such date.

     (c) Special Pre-Age 35 QPSA Election: A Participant who has not yet reached Age 35 as of the end of any current Plan Year may make a special election not to receive a Qualified Preretirement Survivor Annuity for the period beginning on the date of such election and ending on the first day of the Plan Year in which such Participant reaches Age 35. This election will not be valid unless the Participant receives the same written explanation of the Qualified Preretirement Survivor Annuity as described in paragraph (d) below. Qualified Preretirement Survivor Annuity coverage will be automatically reinstated as of the first day of the Plan Year in which the Participant reaches Age 35. Any new election on or after such date will be subject to the full requirements of this Section 5.8.

     (d) Required Written Explanation: In connection with an election not to receive a Qualified Joint and Survivor Annuity, the Administrator will, no less than 30 days and no more than 90 days prior to the Annuity Starting Date, provide the Participant with a written explanation of the terms and conditions of the Qualified Joint and Survivor Annuity; the Participant's right to make (and the effect of) an election to waive the Qualified Joint and Survivor Annuity; the rights of the Spouse; and the right of the Participant to revoke such election (and the effect thereof). In connection with an election not to receive a Qualified Preretirement Survivor Annuity, the Administrator will provide each Participant within the Applicable Period as defined in paragraph
(e) with a written explanation of the Qualified Preretirement Survivor Annuity in such terms and in such manner as would be comparable to the written explanation applicable to a Qualified Joint and Survivor Annuity as set forth herein.

     (e) Applicable Period: The Applicable Period for a Participant is whichever of the following periods ends last: (1) the period beginning with the first day of the Plan Year in which the Participant attains Age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains Age 35; (2) a reasonable period after the individual becomes a Participant; (3) a reasonable period ending after Code section 401(a)(11) ceases to apply to the Participant; or (4) a reasonable period ending after Code section 417(a)(5) ceases to apply to the Participant. A reasonable period means the end of the two year period beginning one year prior to the date the applicable event occurs, and ending one year after that date.

     (f) Participants Who Terminate Before Age 35: In the case of a Participant who separates from service before the Plan Year in which the Participant reaches Age 35, the notice required under paragraph (d) will be provided within the two year period beginning one year prior to separation from service and ending one year after such separation. If such Participant thereafter returns to employment with the Employer, the Applicable Period for such Participant will be redetermined.

     (g) Elections Must Have Spousal Consent: A Participant's election not to receive a Qualified Joint and Survivor Annuity or a Participant's election not to receive a Qualified Preretirement Survivor Annuity will not be effective (1) unless the Participant's Spouse consents in writing to the election; (2) unless the election designates a specific Beneficiary (or form of benefit) which may not be changed without spousal consent (or the consent of the Spouse expressly permits designations by the Participant without any requirement of further spousal consent); and (3) unless the Spouse's consent acknowledges the effect of the election and is witnessed by the Administrator or a notary public.

     (h) Additional Requirements For Spousal Consent:  Notwithstanding paragraph
(g), a Spouse's consent will not be required if there is no Spouse or if the Spouse cannot be located, or if there are other circumstances (as set forth in the Code) present which preclude the necessity of such Spouse's consent. Any consent by a Participant's Spouse (or establishment that consent cannot be obtained) will be effective only with respect to such Spouse. A consent that permits designations by the Participant without any requirement of further spousal consent must acknowledge that the Spouse has the right to limit consent to a specific Beneficiary, and a specific form of benefit where applicable, and that the Spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior election may be made by a Participant without the Spouse's consent at any time before benefits begin. No consent obtained under paragraph (g) will be valid unless the Participant has received notice as provided in paragraph (d).

     5.9 APPLICATION OF CODE SECTION 401(a)(9): All distributions made under the terms of the Plan will be determined and made in accordance with the regulations issued under Code section 401(a)(9), including the minimum distribution incidental benefit requirement of regulation 1.401(a)(9)-2, and any provisions in this Plan which reflect Code section 401(a)(9) will override any distribution options which are inconsistent with such Code section and regulations.

                                      7-4

     5.10 STATUTORY COMMENCEMENT OF BENEFITS: Unless the Participant otherwise elects, distribution of a Participant's benefit must begin no later than the 60th day after the latest of the close of the Plan Year in which the Participant
(1) reaches the earlier of Age 65 or Normal Retirement Age; (2) reaches the 10th anniversary of the year the Participant commenced Plan participation; or (3) terminates service with the Employer. However, the failure of a Participant and the Participant's Spouse to consent to a distribution while a benefit is immediately distributable within the meaning of Section 5.6 will be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this Section. Also, if this Plan provides for early retirement, a Participant who satisfied the service requirement for early retirement prior to Termination of Employment will be entitled to receive his or her Vested Aggregate Account, if any, upon satisfaction of the age requirement for early retirement.

     5.11 DETERMINATION OF LIFE EXPECTANCIES: If a Participant's Vested Aggregate Account is distributed through other than the purchase of an immediate annuity, the applicable calendar year will be the First Distribution Calendar Year and, if life expectancy is being recalculated, each succeeding calendar year. If annuity payments commence before the Required Beginning Date, the applicable calendar year is the year such payments commence. If distribution is in the form of an immediate annuity purchased after the Participant's death with the Participant's remaining interest, the applicable calendar year is the year of purchase. For purposes of Section 5.2, payments will be calculated by use of the return multiples specified in Section 1.72-9 of the Income Tax Regulations. Life expectancy of a surviving Spouse may be recalculated annually, but in the case of any other Beneficiary, life expectancy will be calculated at the time payment first commences and payments for any 12-consecutive month period will be based on such life expectancy minus the number of whole years passed since distribution first commenced. The First Distribution Calendar Year is, for distributions beginning before the Participant's death, the calendar year immediately preceding the calendar year containing the Participant's Required Beginning Date. For distributions beginning after the death of a Participant, the First Distribution Calendar Year is the calendar year in which distributions are required to begin under Section 5.2.

     5.12 EARNINGS BEFORE BENEFIT DISTRIBUTION: As of the Valuation Date coinciding with or next following the date a Participant terminates employment with the Employer for any reason, the Administrator will, until a distribution is made to the Participant or the Participant's Beneficiary in accordance with Sections 5.1, 5.2, 5.3, 5.4 or 5.5, direct the Trustee in a uniform nondiscriminatory manner to either (1) invest the Participant's Vested Aggregate Account balance determined as of such Valuation Date in a separate interest bearing account; or (2) leave the Participant's Vested Aggregate Account balance as part of the general Trust Fund, in which case such account will either (a) share in the allocation of net earnings and losses under Section 3.3(a), or (b) be granted interest at a rate consistent with the interest bearing investments of the Trust Fund.

     5.13 DISTRIBUTION IN EVENT OF LEGAL INCAPACITY: If any person entitled to benefits (the "Payee") suffers from a Disability or is under any legal incapacity, payments may be made in one or more of the following ways as directed by the Administrator: (a) to the Payee directly; (b) to the guardian or legal representative of the Payee's person or estate; (c) to a relative of the Payee, to be expended for the Payee's benefit; or (d) to the custodian of the Payee under any Uniform Gifts to Minors Act. The Administrator's determination of minority or incapacity will be final.

     5.14 MISSING PAYEES AND UNCLAIMED BENEFITS: Neither the Trustee nor the Administrator will be required to search for or ascertain the whereabouts of any Participant or Beneficiary. With respect to a Participant or Beneficiary who has not claimed any benefit (the "missing payee") to which such missing payee is entitled, and with respect to any Participant or Beneficiary who has not satisfied the administrative requirements for benefit payment, the following provisions will apply:

     (a) Attempt To Contact And Forfeiture Of Benefit: The Administrator will notify a missing payee that he or she is entitled to a distribution, by certified or registered mail addressed to the missing payee's last known address. The Administrator, in its sole discretion, may also utilize other methods of locating a missing payee, including letter forwarding programs offered by the Internal Revenue Service or the Social Security Administration, or internet or other search services offered by the Pension Benefit Guaranty Corporation (PBGC) if such services are made available to defined contributions plans; or by placing public notices in a local newspaper. If a missing payee fails to make his or her whereabouts known in writing to the 5-9 Trustee or Administrator or otherwise fails to claim a benefit, or the administrative requirements for benefit payment for any payee are not satisfied, upon the earlier to occur of (1) the later of the date the Plan is terminated or discontinued or six months from the date the notice was mailed or (2) the date which is two years from the date the notice was mailed, the Administrator may, but will not be required to, treat the payee's benefit as a forfeiture, subject to paragraphs (b) and (c).

     (b) Alternative Methods To Forfeiture: In lieu of Forfeiture under paragraph (a), the Administrator may elect one the following alternatives described below:

                                      8-4

     (1) Direct Rollover To IRA: If a Participant's Vested Aggregate Account (determined before taking into account his or her Voluntary Employee Contribution Account and Rollover Account) on the date he or she terminated employment with the Employer does not exceed $5,000, the Administrator may elect to make distribution under this Section in the form of a direct rollover to an individual retirement account (IRA) if the IRA can be established by the Administrator at a qualified financial institution. In establishing the IRA on behalf of the Participant or other payee, the Administrator will select an IRA trustee, custodian or issuer that is unrelated to the Employer or Administrator and will make the initial investment choices for the IRA. The default direct rollover will occur not less than 30 days and not more than 90 days after the Code section 402(f) notice with the explanation of the default direct rollover is provided to the Participant or other payee.

     (2) Escheat To The State: The Administrator may elect to escheat the payee's benefit to the state in which the Sponsor's principal place of business is located.

     (3)  Other  Methods  Of  Distribution:   The  Administrator  may  elect  to
distribute a payee's benefit by any other method approved by the United States Department of the Treasury and/or by the United States Department of Labor.

     (c) Conditions For Restoration Of Forfeited Benefit: If a payee whose benefit has been forfeited under paragraph (a) is located, or if a payee whose benefit has been forfeited under paragraph (a) for failure to satisfy the administrative requirements for benefit payment subsequently satisfies the administrative requirements for benefit payment and claims his or her benefit, and if the Plan has not terminated (or if the Plan has, all benefits have not yet been paid), then the benefit will be restored. The Administrator, on a case by case basis, may elect to restore the benefit by the use of either earnings from non-segregated Trust Fund assets, or Employer contributions, or any combination thereof. However, if such missing payee has not been located by the time the Plan terminates and all benefits have been distributed therefrom, the Forfeiture of such unpaid benefit will be irrevocable.

     5.15 DIRECT ROLLOVERS: A distributee may elect to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover, which is a payment by the Plan to the eligible retirement plan specified by the distributee.

     (a) Eligible Rollover Distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code section 401(a)(9); the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities); and effective with Plan Years beginning on or after January 1, 1999, any distribution of elective deferrals on account of Hardship as described in Code section 402(c)(4)(c).

     (b) Eligible Retirement Plan: An eligible retirement plan is an individual retirement account described in Code section 408(a), an individual retirement annuity described in Code section 408(b), an annuity plan described in Code section 403(a), or a qualified trust described in Code section 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving Spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

     (c) Definition Of Distributee: For purposes of this Section, a distributee includes an Employee or former Employee. In addition, an Employee's or former Employee's Surviving Spouse and an Employee's or former Employee's Spouse or former Spouse who is the alternate payee under a qualified domestic relations order as defined in Code section 414(p), are distributees with regard to the interest of the Spouse or former Spouse.

     5.16 DISTRIBUTION OF EXCESS ELECTIVE DEFERRALS: Excess Elective Deferrals, plus any income and minus any loss allocable thereto, will be distributed no later than April 15th to any Participant to whose account Excess Elective Deferrals were allocated for the preceding year and who claims Excess Elective Deferrals for such taxable year. Distribution of Excess Elective Deferrals will made in accordance with the following provisions:

     (a) Assignment Of Excess Elective Deferrals: A Participant may assign to this Plan any Excess Elective Deferrals made during a taxable year of the Participant by notifying the Administrator on or before April 15th of the amount of the

                                      9-4

Excess Elective Deferrals to be assigned to the Plan. A Participant will be deemed to notify the Administrator of any Excess Elective Deferrals that arise by taking into account only those Elective Deferrals made to this Plan and any other plans of the Employer.

     (b) Definition Of Excess Elective Deferrals: The term Excess Elective Deferrals means Elective Deferrals includible in a Participant's gross income under Code section 402(g) to the extent such Participant's Elective Deferrals for a taxable year exceed the dollar limitation under such Code Section. Excess Elective Deferrals will be treated as Annual Additions under Section 6.1, unless such amounts are distributed no later than the first April 15th following the close of the Participant's taxable year. Excess Elective Deferrals that are distributed after April 15th are includible in the Participant's gross income in the taxable year in which deferred and the taxable year in which distributed.

     (c) Determination Of Income Or Loss: Excess Elective Deferrals will be adjusted for any income or loss up to the end of the Participant's taxable year and, at the discretion of the Administrator, may be adjusted for income or loss up to the date of distribution. The period between the end of the Participant's taxable year and the date of distribution will be referred to as the gap period, and any income earned therein will be allocated at the discretion of the Administrator applied consistently to all Participants and to all corrective distributions for the taxable year. The net income or loss allocable to a Participant's Excess Elective Deferrals will be the amount determined by either the method in paragraph (1) or paragraph (2) plus, if applicable the amount determined in paragraph (3):

     (1) The amount determined by multiplying the net income or loss allocable to his Elective Deferrals for the taxable year (and the gap period) by a fraction, the numerator of which is the Participant's Excess Elective Deferrals for the year and the denominator of which is (A) the Participant's Account balance attributable to Elective Deferrals as of the beginning of the
Participant's taxable year plus any Elective Deferrals allocated to the Participant's Account during such taxable year and the gap period, if applicable, or (B) solely with respect to taxable years beginning before January 1, 1992, the Participant's Account balance attributable to Elective Deferrals as of the end of the Participant's taxable year, reduced by any gain and increased by any loss allocable thereto during the taxable year; or

     (2) The amount determined by any reasonable method of allocating income or loss to Excess Elective Deferrals for the taxable year and for the gap period provided the method used is the same method used by this Plan for allocating income or losses to Participant's Accounts; and

     (3) 10% of the amount determined under (1) multiplied by the number of whole months between the end of the Participant's taxable year and the distribution date, counting the month of distribution if it occurs after the 15th of such month.

     5.17 DISTRIBUTION OF EXCESS CONTRIBUTIONS: Excess Contributions, plus any income and minus any loss allocable thereto, will be distributed no later than the last day of each Plan Year to Participants to whose accounts such Excess Contributions were allocated for the preceding Plan Year. Distribution will be made in accordance with the following provisions:

     (a) Allocation To Highly Compensated Employees: Excess Contributions will be allocated to the HCEs with the largest amounts of Employer contributions taken into account in calculating the ADP Test for the year in which the Excess Contributions arose, beginning with the HCE with the largest amount of such Employer contributions and continuing in 5-11 descending order until all the Excess Contributions have been allocated. For purposes of the preceding sentence, the "largest amount" is determined after distribution of any Excess Contributions. If excess amounts are distributed more than 2 1/2 months after the last day of the Plan Year in which they arose, a 10% excise tax will be imposed on the Employer. Excess Contributions will be treated as Annual Additions under Section 6.1.

     (b) Definition Of Excess Contributions: The term Excess Contributions means with respect to any Plan Year the excess of (a) the aggregate amount of Employer contributions actually taken into account in computing the ADP Test of Participants who are HCEs for such Plan Year, over (b) the maximum amount of such contributions permitted by the ADP Test (determined by hypothetically reducing contributions made on behalf of Participants who are HCEs in order of their ADPs, beginning with the highest of such percentages).

     (c) Determination Of Net Income Or Loss: Excess Contributions will be adjusted for any net income or loss up to the end of the Plan Year and, at the discretion of the Administrator, may be adjusted for income or loss up to the date of distribution. The period, if any, between the end of the Plan Year and the date of distribution will be referred to as gap

                                      10-4
period,   and  any  income   earned   therein  will  be  allocated  at  the
Administrator's discretion applied consistently to all Participants and to all corrective distributions made for the Plan Year. The income or loss allocable to each Participant's Excess Contributions will be the amount determined by either the method in paragraph (1) or paragraph (2) plus, if applicable, the amount determined under paragraph (3), as follows:

     (1) The amount determined by multiplying the net income or loss allocable to his Elective Deferrals (and, if applicable, his QNECs or QMACs, or both) for the Plan Year (and the gap period, if applicable) by a fraction, the numerator of which is the Participant's Excess Contributions for the year and the denominator of which is (A) the Participant's Account balance attributable to Elective Deferrals (and QNECs or QMAC, or both, if any of such contributions are included in the ADP test) as of the beginning of the Plan Year plus any Elective Deferrals (and QNECs or QMACs, or both, if any of such contributions are included in the ADP test) allocated to the Participant during such Plan Year and the gap period, if applicable, or (B) solely with respect to Plan Years beginning before January 1, 1992, the Participant's Account balance attributable to Elective Deferrals (and QNECs or QMACs or both, if any such contributions are included in the ADP Test) as of the end of the Plan Year reduced by any gain and increased by any loss allocable thereto during the Plan Year; or

     (2) The amount determined by any reasonable method of allocating income or loss to the Participant's Elective Deferrals (and if applicable, QNECs or QMACS, or both) for the Plan Year and for the gap period provided the method used is the same method used for allocating income or losses to Participants' Accounts; and

     (3) 10% of the amount determined under (1) multiplied by the number of whole months between the end of the Plan Year and the distribution date, counting the month of distribution if it occurs after the 15th of such month.

     (d) Accounting For Excess Contributions: Excess Contributions will be distributed from the Participant's Elective Deferral sub-account and QMAC sub-account in proportion to the Participant's Elective Deferrals and QMACs (to the extent used in the ADP Test) for the Plan Year. Excess Contributions will be distributed from the Participant's QNEC sub-account only to the extent they exceed the balance in the Participant's Elective Deferral sub-account and QMAC sub-account.

     5.18 DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS: Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, will be forfeited, if forfeitable, or if not forfeitable, distributed no later than the last day of each Plan Year to Participants to whose Accounts such Excess Aggregate Contributions were allocated for the preceding Plan Year. Distribution will be made in accordance with the following provisions:

     (a)  Allocation  To  Highly   Compensated   Employees:   Excess   Aggregate
Contributions will be allocated to the HCEs with the largest Contribution Percentage Amounts taken into account in calculating the ACP Test for the year in which the excess arose, beginning with the HCE with the largest amount of such Contribution Percentage Amounts and continuing in descending order until all the Excess Aggregate Contributions have been allocated. For purposes of the preceding sentence, the "largest amount" is determined after distribution of any Excess Aggregate Contributions. If Excess Aggregate Contributions are distributed more than 2 1/2months after the last day of the Plan Year in which they arose, a 10% excise tax will be imposed on the Employer with respect to those amounts. Excess Aggregate Contributions will be treated as Annual Additions pursuant to Section 6.1.

     (b) Forfeitures Of Excess Aggregate Contributions: As elected by the Sponsoring Employer in Section 3.4 of the Adoption Agreement, Forfeitures of Excess Aggregate Contributions will either be (1) applied to reduce the Employer's contributions for the Plan Year in which the excess arose to the extent the excess exceeds Employer contributions or the Employer has already contributed for such Plan Year, or (2) allocated (after all other Forfeitures) to the Matching Contribution sub-account of each Participant who is a NHCE who made Elective Deferrals or Employee contributions in the ratio which each such Participant's Compensation for the Plan Year bears to the total Compensation of all such Participants for such Plan Year.

     (c) Excess Aggregate Contribution: The term Excess Aggregate Contribution means, with respect to any Plan Year, the excess of (1) the aggregate Contribution Percentage Amounts used in computing the numerator of the Contribution Percentage actually made on behalf of Participants who are HCEs for such Plan Year, over (2) the maximum Contribution Percentage Amounts permitted by the ACP Test (determined by reducing contributions made on behalf of Participants who are HCEs in order of their Contribution Percentage Amounts beginning with the highest of such percentages). Such determination will be made after first determining Excess Elective Deferrals and then determining Excess Contributions. The terms Average Contribution Percentage, Contribution Percentage and Contribution

                                      11-4

Percentage Amount are defined in Section 1.10.

     (d) Determination Of Income: Excess Aggregate Contributions will be adjusted for any income or loss up to the end of the Plan Year and, at the discretion of the Administrator, may be adjusted for income or loss up to the date of distribution. The period between the end of the Plan Year and the date of distribution will be referred to as the gap period, and any income earned during the gap period will be allocated at the discretion of the Administrator applied consistently to all Participants and to all corrective distributions for the Plan Year. The income or loss allocable to a Participant's Excess Aggregate Contributions will be the amount determined by either the method in paragraph
(1) or paragraph (2) plus, if applicable,  the amount determined under paragraph
(3):

     (1) The amount determined by multiplying the net income or loss allocable to his Voluntary Employee Contributions, Matching Contributions (if not used in the ADP Test), QNECs and, to the extent applicable, Elective Deferrals for the Plan Year (and the gap period, if applicable) by a fraction, the numerator of which is such Participant's Excess Aggregate Contributions for the year and the denominator of which is (A) the Participant's Account balance(s) attributable to Contribution Percentage Amounts as of the beginning of the Plan Year, plus any additional amounts attributable to Contribution Percentage Amounts allocated to the Participant during such Plan Year and the gap period, if applicable, or (B) solely with respect to Plan Years beginning before January 1, 1992, the Participant's Account balance attributable to Contribution Percentage Amounts as of the end of the Plan Year, reduced by any gain and increased by any loss allocable thereto during the Plan Year; or

     (2) The amount determined by any reasonable method of allocating net income or loss to the Participant's Voluntary Contributions, Matching Contributions and QNECs for the Plan Year and for the gap period, if applicable, provided the method used is the same one used for allocating income or losses to Participants' Accounts; and

     (3) 10% of the amount determined under (1) multiplied by the number of whole months between the end of the Plan Year and the distribution date, counting the month of distribution if it occurs after the 15th of such month.

     (e) Accounting For Excess Aggregate Contributions: Excess Aggregate Contributions will be forfeited if forfeitable, or will be distributed on a pro-rata basis from the Voluntary Employee Contribution Account, Matching Contribution Account, QMAC Account, and if applicable, from the Participant's QNEC Account or the Elective Deferral Account, or both.

     5.19 FINANCIAL HARDSHIP DISTRIBUTIONS: If elected by the Sponsoring Employer in Section 5.6 of the Adoption Agreement, a Participant may request in writing to the Administrator that up to 100% of the Participant's Elective Deferrals (and any earnings credited thereto as of the later of December 31, 1988 and the end of the last Plan Year ending before July 1, 1989), plus, if elected by the Sponsoring Employer in Section 5.6 of the Adoption Agreement, the Vested Interest in his or her Matching Contribution sub-account and Non-Elective Contribution Account, be distributed because of financial hardship, subject to the following:

     (a) Amount And Form Of Distribution: The total amount available for a hardship distribution will be based on the balance in the Participant's Account as of the Valuation Date which coincides with or immediately precedes the date of distribution, but the maximum amount actually distributable cannot exceed the amount required to relieve the financial hardship, including amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution. A hardship distribution will only be made to the Participant in one lump sum payment, provided, if the forms of benefit as elected by the Sponsoring Employer in Section 5.4 of the Adoption Agreement include a lifetime annuity, the Participant's Spouse consents to the distribution in accordance with the provisions of Section 5.8.

     (b) Definition Of Financial Hardship: Financial hardship means an immediate and heavy financial need of the Participant which the Participant lacks available resources to satisfy. For purposes of making a hardship distribution, the following financial needs will be considered immediate and heavy: (1) payment of medical expenses within the meaning of Code section 213(d) that are incurred by the Participant, his Spouse or his children; (2) the purchase (excluding mortgage payments) of a principal residence for the Participant; (3) payment of tuition and related educational fees for the next 12 months of post-secondary education for the Participant, the Participant's Spouse or the Participant's children; (4) the need to prevent the eviction of the Participant from his or her principal residence or foreclosure on the mortgage of the Participant's principal residence; (5) payment of funeral expenses for a member of the Participant's family; or (6) any other immediate and heavy financial need as determined by the Administrator in a uniform nondiscriminatory manner.

                                      12-4

     (c) Participant's Written Representations: Except as otherwise provided in paragraph (d), a hardship distribution can only be made to the extent a Participant's financial hardship cannot be satisfied from other resources reasonably available to the Participant, as determined by the Administrator on the basis of all relevant facts and circumstances. However, the Administrator may treat a distribution as necessary to satisfy a financial hardship if the Administrator, in the absence of actual knowledge to the contrary, relies upon the Participant's written representation that the financial hardship cannot be relieved (1) through reimbursement or compensation by insurance or otherwise;
(2) by liquidation of the Participant's assets, to the extent such liquidation would not itself cause a financial hardship; (3) by cessation of the Participant's Elective Deferrals or Voluntary Employee Contributions to the Plan; or (4) by other distributions or nontaxable (at the time of the loan) loans from any other Employer-maintained plans or from any other Employer, or by borrowing from commercial sources on reasonable commercial terms.

     (d) Safe Harbor Deemed Distributions: If a Participant elects not to comply with the written representation requirements set forth in paragraph (c) with respect to a distribution made for one of the reasons in paragraphs (b)(1), (2),
(3) or (4), then any such distribution will be deemed to be necessary to satisfy a financial hardship if the Participant has obtained all distributions (other than financial hardship distributions) and all nontaxable loans currently available under all plans maintained by the Employer. Furthermore, by electing not to comply with the requirements of paragraph (c), the Participant cannot make Elective Deferrals and Voluntary Employee Contributions to this Plan or any other plan maintained by the Employer for at least 12 months after receipt of the distribution; and for the Participant's taxable year immediately following the taxable year of the hardship distribution, the Participant cannot make Elective Deferrals to this Plan or any other plan maintained by the Employer in excess of the applicable limit under Code section 402(g)(5) for such taxable year, minus the amount of such Participant's Elective Deferrals made for the taxable year in which the financial hardship distribution was made.

     5.20 PRE-RETIREMENT DISTRIBUTIONS: If elected by the Sponsoring Employer and subject to the minimum Age and/or Service and/or participation requirements in Section 5.5 of the Adoption Agreement, a Participant may also request in writing that the Administrator direct the Trustee to distribute to the Participant up to 100% of the Vested Interest in such Participant's Non-Elective Contribution sub-account and Matching Contribution sub-account (and, if the Participant attained age 59 1/2, amounts attributable to Elective Deferral Contributions, QNECs, QMACs, Safe Harbor Non-Elective Contributions and/or Safe Harbor Matching Contributions) as of the Valuation Date which coincides with or immediately precedes the date of distribution, subject to the minimum Age and/or Service and/or Participation requirements elected. When feasible such distribution shall be paid at the Participant's direction within 60 days of such request, but not later than a date as soon as administratively practical following the next Valuation date after the Administrator's receipt of such request.

     (a) Amount and Form of Distribution: Any distribution under this Section will only be made to the Participant in one lump sum payment provided, if the forms of benefit as elected by the Sponsoring Employer in Section 5.4 of the Adoption Agreement include a lifetime annuity, the Participant's Spouse, if any, consents to the distribution in accordance with the provisions of Section 5.8

     (b) Participants Who Are Not 100% Vested: If a distribution is made under this Section at a time when the Participant has less than a 100% Vested Interest in his or her Non-Elective Contribution sub-account and Matching Contribution subaccount and such Vested Interest may increase, a separate account will be established for the Participant's Non-Elective Contribution sub-account balance and the Participant's Matching Contribution sub-account balance at the time of distribution, and at any relevant time the Participant's Vested Interest in the separate account will be equal to an amount ("X") determined by the formula X = P[(AB+(R x D))-(RxD)]. In applying the formula, "P" is the Vested Interest at the relevant time, "AB" is the respective account balance at the relevant time, "D" is the amount of the distribution, and "R" is the ratio of the respective account balance at the relevant time to the respective account balance after distribution.

     5.21 DISTRIBUTION OF PROPERTY: The determination to pay all or a part of a lump sum in property shall be made by the Administrator in its sole discretion applied in a non-discriminatory manner that does not discriminate in favor of Highly Compensated Employees; except that if this is an amended or restated Plan the payee shall have the right to elect a full or partial distribution within the period described in Section 5.22 in property if the Plan as in effect one day prior to this amendment or restatement provided for a property distribution at the payee's option.

     5.22 ELIMINATION OF OPTIONAL FORMS OF PAYMENT: The optional form(s) of distribution which are described in Section 5.1(b), 5.3(b) and 5.4(b) are intended to satisfy the requirements of regulation section 1.411(d)-4, Q&A-2(e). Accordingly, the optional form(s) of distribution which are described therein are intended to be the only optional form(s) of distribution permitted under this Plan; and, subject to Section 9.1, any other optional form of distribution which was permitted by the

                                      13-4

Plan as of one day prior to the amendment or restatement date is eliminated.



















                                      14-4

                                    ARTICLE 6
                             CODE Section 415 LIMITATIONS

     6.1 MAXIMUM ANNUAL ADDITION: The maximum Annual Addition (as defined in paragraph (c) below) made to a Participant's various accounts maintained under the Plan for any Limitation Year beginning after December 31, 1986 will not exceed the lesser of the Dollar Limitation set forth in Section 6.1(a) or the Compensation Limitation set forth in Section 6.1(b), as follows:

     (a) Dollar Limitation: The Dollar Limitation is $30,000, as adjusted by the Secretary of the Treasury in accordance with Code section 415(d).

     (b) Compensation Limitation: The Compensation Limitation is an amount equal to 25% of the Participant's Section 415 Compensation for the Limitation Year. However, this limitation will not apply to any contribution made for medical benefits within the meaning of Code section 401(h) or Code section 419A(f)(2) after separation from service which is otherwise treated as an Annual Addition under Code section 415(l)(1) or Code section 419A(d)(2).

     (c) Annual Additions: The term Annual Additions means the sum of the following amounts credited to a Participant's Account for the Limitation Year:
(1) Employer contributions; (2) Employee contributions; (3) Forfeitures; (4) amounts allocated, after March 31, 1984, to an individual medical account, as defined in Code section 415(l)(2), which is part of a pension or annuity plan maintained by the Employer; and (5) amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, that are attributable to post-retirement medical benefits, allocated to the separate account of a key employee, as defined in Code section 419A(d)(3), under a welfare fund, as defined in Code section 419(e), maintained by the Employer. Notwithstanding the foregoing, a Participant's Annual Additions do not include his or her rollovers, loan repayments, repayments of prior Plan distributions or prior distributions of mandatory contributions, direct transfers of contributions from another plan to this Plan, deductible contributions to a simplified employee pension plan, or voluntary deductible contributions.

     6.2 ADJUSTMENTS TO MAXIMUM ANNUAL ADDITION: In applying the limitation on Annual Additions set forth in Section 6.1, the following adjustments must be made:

     (a) Short Limitation Year: In a Limitation Year of less than 12 months, the Defined Contribution Dollar Limitation in Section 6.1 will be adjusted by multiplying it by the ratio that the number of months in the short Limitation Year bears to 12.

     (b) Plans With Different Anniversary Dates: If a Participant participates in multiple defined contribution plans sponsored by the Employer which have different Anniversary Dates, the maximum Annual Addition in this Plan for the Limitation Year will be reduced by the Annual Additions credited to the Participant's accounts in the other defined contribution plans for such Limitation Year unless elected otherwise by the Sponsoring Employer in Section
6.3 of the Adoption Agreement.

     (c) Plans With The Same Anniversary Date: If a Participant participates in multiple defined contribution plans sponsored by the Employer which have the same Anniversary Date, then (1) if only one of the plans is subject to Code section 412, Annual Additions will first be credited to the Participant's accounts in the plan subject; and (2) if none of the plans are subject to Code section 412, the maximum Annual Addition in this Plan for a given Limitation Year will either:

     (1) equal the product of the maximum Annual Addition for such Limitation Year minus any other Annual Additions previously credited to the Participant's account, multiplied by the ratio that the Annual Additions which would be credited to a Participant's accounts hereunder without regard to the limitations in Section 6.1 bears to the Annual Additions for all plans described in this paragraph, or

     (2) be reduced by the Annual Additions credited to the Participant's accounts in the other defined contribution plans for such Limitation Year, or

     (3) be reduced as elected  otherwise by the Sponsoring  Employer in Section
6.3 of the Adoption Agreement.

6.3 MULTIPLE PLANS AND EMPLOYERS: All defined benefit plans (whether terminated or not) of the Employer will be treated as one defined benefit plan, and all defined contribution plans (whether terminated or not) of the Employer will be

                                      1-4
treated as one defined contribution plan. In addition, all Affiliated Employers will be considered a single Employer.

     6.4 MULTIPLE PLAN REDUCTION: For Plan Years beginning before January 1, 2000, if an Employee is or has been a Participant in one or more Employer-sponsored defined benefit plans and in one or more Employer-sponsored defined contribution plans, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any Limitation Year may not exceed 1.0, determined in accordance with the following:

     (a) Defined Benefit Fraction: The Defined Benefit Fraction is a fraction which has as its numerator the Participant's Projected Annual Benefits determined as of the close of the Limitation Year and which has as its denominator the lesser of 125% of the dollar limitation for the Limitation Year determined under Code section 415(b) and section 415(d), or 140% of the amount which may be taken into account under Code section 415(b)(1)(B) for such Limitation Year. Notwithstanding the foregoing, with respect to anyone who was a Participant as of the first day of the first Limitation Year begi00nning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of the defined benefit fraction will not be less than 125% of the Current Accrued Benefit.

     (b) Definitions: As used in paragraph (a) above, (1) the term Projected Annual Benefits means the annual benefits payable to a Participant under all defined benefit plans (whether terminated or not) of the Employer as determined under income tax regulation 1.415-7(b)(3); and (2) the term Current Accrued Benefit means a Participant's accrued benefit under a defined benefit plan, determined as if the Participant had separated from service as of the close of the last Limitation Year beginning before January 1, 1987, when expressed as an annual benefit within the meaning of Code section 415(b)(2). In determining a Participant's Current Accrued Benefit, the Administrator will disregard any changes in the terms and conditions of the Plan after May 5, 1986, and any cost of living adjustment occurring after May 5, 1986. The Current Accrued Benefit will only be used as set forth above if the defined benefit plans individually and in the aggregate satisfied the requirements of Code section 415 for all Limitation Years beginning before January 1, 1987.

     (c) Defined Contribution Fraction: The Defined Contribution Fraction is a fraction the numerator of which is the sum of the Annual Additions to the Participant's Account under all the defined contribution plans (whether terminated or not) maintained by the Employer for the current Limitation Year and all prior Limitation Years (including the Annual Additions attributable to the Participant's non-deductible contributions to all Employer maintained defined benefit plans, whether terminated or not, and the Annual Additions attributable to all welfare benefit funds, as defined in Code section 419(e), and individual medical accounts, as defined in Code section 415(l)(2) maintained by the Employer), and the denominator of which is the sum of the maximum aggregate amounts for the current Limitation Year and all prior Limitation Years the Employee was employed by the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The maximum permissible aggregate amount in any Limitation Year is the lesser of (1) 125% of the dollar limitation in effect in Code section 415(c)(1)(A) for such Limitation Year determined without regard to Code section 415(c)(6) and adjusted per regulation 1.415-7(d)(1) and Notice 83-10, or (2) 35% of the Participant's Section 415 Compensation.

     (d) Transition Rule For Denominator: For defined contribution plans in effect on or before July 1, 1982, the Administrator may elect for any Limitation Year ending after December 31, 1982 that the denominator will be the product of the denominator for the Limitation Year ending in 1982 determined under the law in effect for such Limitation Year, multiplied by the Transition Fraction, which is a fraction which has as its numerator the lesser of $51,875 or 1.4 multiplied by 25% of the Participant's Section 415 Compensation for the Plan Year ending in 1981, and which has as its denominator the lesser of $41,500 or 25% of the Participant's Section 415 Compensation for the Plan Year ending in 1981. In any Top Heavy Limitation Year, $41,500 will be substituted for $51,875 in determining the Transition Fraction unless the Extra Minimum Allocation is being provided in Section 3.5. In a Super Top Heavy Plan Year, $41,500 will always be substituted for $51,875.

     (e) Adjustment Of Fraction: If an Employee was a Participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986 in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of the defined contribution fraction will be adjusted if the sum of such defined contribution fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of the excess of the sum of the defined benefit fraction and the defined contribution fraction over
1.0 multiplied by the denominator of the defined contribution fraction will be permanently 6-3 subtracted from the numerator of the defined contribution fraction. The adjustment will be calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the Plan made after May 5, 1986, but using the Codes

                                      2-4

415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

     (f) Top Heavy Adjustments To Multiple Plan Fraction: In any Top Heavy Limitation Year, 100% will be substituted for 125% in paragraph (a) and paragraph (c) above unless (1) a 7.5% allocation is being provided to Non-Key Employees in Section 3.5 or (2) a Non-Key Employee is being provided with a retirement benefit under a defined benefit plan that is equal to 3% of his average monthly Section 415 Compensation. However, in any Super Top Heavy Limitation Year, 100% will be substituted for 125% in any event. If the 100% limitation is exceeded for any Participant in any Limitation Year, then (1) the Participant's accrued benefit in the defined benefit plan will not be increased;
(2) no Annual Additions may be credited to the Participant's accounts under this Plan; and (3) the Participant may not make any contributions, whether voluntary or mandatory, to this Plan or any other Employer sponsored qualified plan.

6.5 ADJUSTMENT FOR EXCESSIVE ANNUAL ADDITIONS: If an allocation of Forfeitures or an error in calculating a Participant's Compensation causes the Annual Additions allocated to such Participant's Account to exceed the maximum set forth in Section 6.1, such Participant's Account will be adjusted as follows in order to reduce such excess:

     (a) Return Of Elective Deferrals And Employee Contributions: First, Voluntary Employee Contributions, if any, and second, the amount of elective deferrals and corresponding Employer matching contributions, if any, to the extent that they would reduce the excess amount, will be calculated. Such elective deferrals and Voluntary Employee Contributions plus attributable earnings, will be returned to the Participant..

     (b) Reallocation In The Current Year: After the return of contributions and the distribution of earnings specified in paragraph (a) have been made, and prior to the creation of a Section 415 Suspense Account as set forth in paragraph (c) below, any excess will be reallocated in accordance with Section
3.3 to all Participants who have not yet attained their maximum Annual Addition. If necessary, the Administrator will repeat the reallocation until all Participants have reached their maximum Annual Addition.

     (c) Remaining Excess: If an excess amount still remains in a Participant's Account, then (1) if the Participant is employed by the Employer at the end of the Limitation Year, the Administrator will hold the excess in the Section 415 Suspense Account and use it to reduce Employer contributions (including any allocation of Forfeitures) for the next Limitation Year (and each succeeding Limitation Year if necessary) for the Participant; and (2) if the Participant is not employed by the Employer at the end of a Limitation Year, the excess may not be distributed to the Participant but will be held unallocated in the Section 415 Suspense Account and will be used to reduce future Employer contributions (including the allocation of Forfeitures) for all remaining Participants in the next Limitation Year and each succeeding Limitation Year if necessary.

     (d) Earnings, Losses And Reallocation: If the Section 415 Suspense Account is in existence at any time during a Limitation Year pursuant to this Section, it will not share in the allocation of the earnings or losses of the Trust Fund. If the Section 415 Suspense Account is in existence at any time during a particular Limitation Year, all amounts in such account must be allocated and reallocated to Participants' Accounts before any Employer contributions or any Employee contributions may be made to the Plan for that Limitation Year. Excess amounts in the Section 415 Suspense Account may not be distributed to Participants or former Participants.





                                      3-4

                                   ARTICLE 7
                            DUTIES OF THE TRUSTEE

     7.1 APPOINTMENT, RESIGNATION, REMOVAL AND SUCCESSION: This Plan will have one or more individual Trustees, a corporate Trustee, or any combination thereof, appointed as follows:

     (a) Appointment Of Trustee: Each Trustee will be appointed by the Sponsoring Employer and will serve until its successor has been named or until such Trustee's resignation, death, incapacity, or removal, in which event the Sponsoring Employer will name a successor Trustee. The term Trustee will include the original and any successor Trustees.

     (b) Resignation Of Trustee: A Trustee may resign at any time by giving 30 days written notice in advance to the Sponsoring Employer, unless such notice is waived by the Sponsoring Employer. The Sponsoring Employer may remove a Trustee by giving such Trustee 30 days written notice in advance. Such removal may be with or without cause.

     (c) Successor Trustee: Each successor Trustee will succeed to the title to the Trust by accepting his appointment in writing and by filing such written acceptance with the former Trustee and the Sponsoring Employer. The former Trustee, upon receipt of such acceptance, will execute all documents and perform all acts necessary to vest the Trust Fund's title of record in any successor Trustee. No successor Trustee will be personally liable for any act or failure to act of any predecessor Trustee.

     (d) Merger Of Corporate Trustee: If any corporate Trustee, before or after qualification, changes its name, consolidates or merges with another corporation, or otherwise reorganizes, any resulting corporation which succeeds to the fiduciary business of such Trustee will become a Trustee hereunder in lieu of such corporate Trustee.

     7.2 INVESTMENT ALTERNATIVES OF THE TRUSTEE: The Trustees will implement an investment program based on the Sponsoring Employer's investment objectives and the Employee Retirement Income Security Act of 1974. In addition to powers given by law, the Trustees may:

     (a) Property: Invest the Trust Fund in any form of property, including common and preferred stocks, exchange covered call options, bonds, money market instruments, mutual funds, savings accounts, certificates of deposit, Treasury bills, insurance policies and contracts, or in any other property, real or personal, foreign or domestic, having a ready market including securities issued by an institutional Trustee and/or affiliate of the institutional Trustee. An institutional Trustee may invest in its own deposits provided such deposits bear a reasonable interest rate. The Trustee may retain, manage, operate, repair, improve and mortgage or lease for any period on such terms as it deems proper any real estate or personal property held by the Trustee, including the power to demolish any building or other improvements in whole or part. The Trustee may erect buildings or other improvements, make leases that extend beyond the term of this Trust, and foreclose, extend, renew, assign, release or partially release and discharge mortgages or other liens.

     (b) Pooled Funds: The any assets to a collective trust established to permit the pooling of funds of separate pension and profit-sharing trusts provided the Internal Revenue Service has ruled such collective trust to be qualified under Code section 401(a) and exempt under Code section 501(a) (or the applicable corresponding provision of any other Revenue Act) or to any other common, collective, or commingled trust fund which has been or may hereafter be established and maintained by the Trustee and/or affiliates of an institutional Trustee. Commingling of assets of the Fund with assets of other qualified trusts is specifically authorized, and to the extent of the investment of the Trust Fund in such a group or collective trust, the terms of the instrument establishing the group or collective trust will be a part hereof as though set forth herein.

     (c) Employer Stock: The Trustee may invest the Trust Fund in the common stock, debt obligations, or any other security issued by the Employer or by an affiliate of the Employer within the limitations provided under Sections 406, 407, and 408 of ERISA provided that such investment does not constitute a prohibited transaction under Code section 4975. Any such investment will only be made upon written direction of the Employer who will be solely responsible for the propriety of such investment.

     (d) Cash Reserves: The Trustee may retain in cash as much of the Trust Fund as the Trustee may deem advisable to satisfy the liquidity needs of the Plan and to deposit any cash held in the Trust Fund in a bank account without liability

                                      1-4
for the highest rate of interest available. If a bank is acting as Trustee, such Trustee is specifically given authority to invest in deposits of 7-2 such Trustee. The Trustee may also hold cash un-invested at any time and from time to time and in such amount or to such extent as the Trustee deems prudent, and the Trustee will not be liable for any losses which may be incurred as the result of the failure to invest same, except to the extent provided herein or in ERISA.

     (e) Reorganizations, Recapitalizations, Etc: The Trustee may join in or oppose the reorganization, recapitalization, consolidation, sale or merger of corporations or properties, upon such terms as the Trustee deems wise.

     (f) Registration of Securities: The Trustee may cause any securities or other property to be registered in the Trustee's own name or in the name of the Trustee's nominee or nominees, and may hold any investments in bearer form, but the records of the Trustee will at all times show all such investments as part of the Trust Fund.

     (g) Proxies: The Trustee may vote proxies and if appropriate pass them on to any investment manager which may have directed the investment in the equity giving rise to the proxy.

     (h) Ownership Rights: The Trustee may exercise all ownership rights with respect to any assets held in the Trust Fund. (i) Other Investments: The Trustee may accept and retain for such time as the Trustee deems advisable any securities or other property received or acquired as Trustee, whether or not such securities or property would normally be purchased as investments hereunder.

     (j) Loans To The Trust: The Trustee may borrow or raise money for purposes of the Plan in such amounts, and upon such terms and conditions, as the Trustee deems advisable; and for any sum so borrowed, the Trustee may issue a promissory note as Trustee, and secure repayment of the loan by pledging all, or any part, of the Trust Fund as collateral. No person lending money to the Trustee will be bound to see to the application of the money lent or to inquire into the validity or propriety of any borrowing.

     (k) Agreements With Banks: The Trustee may with the consent of the Sponsoring Employer and upon such terms as they in their discretion deem necessary, enter into an agreement with a bank or trust company providing for
(a) the deposit of all or part of the funds and property of the Trust with such bank or trust company, (b) the appointment of such bank or trust company as the agent or custodian of the Trustees for investment purposes, with such discretion in investing and reinvesting the funds of the Trust as the Trustees deem it necessary or desirable to delegate.

     (l) Litigation: The Trustee may begin, maintain, or defend any litigation necessary in connection with the administration of the Plan, except that the Trustee will not be obliged or required to do so unless indemnified to its satisfaction.

     (m) Claims, Debts or Damages: The Trustee may settle, compromise, or submit to arbitration any claims, debts, or damages due or owing to or from the Plan.

     (n) Miscellaneous: The Trustee may do all such acts and exercise all such rights, although not specifically mentioned herein, as the Trustee deems necessary to carry out the purposes of the Plan. The Trustee will not be restricted to securities or other property of the character expressly authorized by applicable law for trust investments, subject to the requirement that the Trustee discharge his duties with the care, skill, prudence, and diligence, under the circumstances then prevailing, that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of similar character and with similar aims by diversifying the investments to minimize the risks of large losses unless under the circumstances it is clearly prudent not to do so.

     7.3 VALUATION OF TRUST: The Trustee will determine the net worth of the Trust Fund on the Valuation Date(s). The value of marketable investments will be determined using the most recent price quoted on a national securities exchange or over-the-counter market. The value of non-marketable investments will be determined periodically either (a) by an independent third-party appraiser if requested by the Trustee or as required by law, and the Trustees will have no responsibility for the valuation of such assets; or (b) if no appraisal is required or otherwise performed, in the sole judgement of the Trustee. The value of securities or obligations of the Employer in which there is no market will be determined in the sole judgement of the Employer, and the Trustees will have no responsibility with respect to such valuation.

     7.4 COMPENSATION AND EXPENSES: The Trustee will be reimbursed for all of its expenses, either from the Trust Fund or from the Employer, and will be paid reasonable compensation as agreed upon from time to time with the Sponsoring Employer; but no person who receives full-time pay from the Employer will receive any fees for services to the Plan as

                                      2-4

Trustee or in any other capacity. Expenses will be paid by each Adopting Employer in the ratio that each Adopting Employer's Participants' Accounts bears to the total of all the Participants' Accounts maintained by this Plan.

     7.5 PAYMENTS FROM THE TRUST FUND: The Trustee will pay Plan benefits and other payments as the Administrator directs, and except as provided by ERISA, the Trustee will not be responsible for the propriety of such payments. Any payment made to a Participant, or a Participant's legal representative or Beneficiary in accordance with the terms of the Plan will, to the extent of such payment, be in full satisfaction of all claims arising against the Trust, the Trustee, the Employer, and the Administrator. Any payment or distribution made from the Trust is contingent on the recipient executing a receipt and release acceptable to the Trustee, Administrator, or Employer.

     7.6 PAYMENT OF TAXES: The Trustee will pay all taxes of the Trust Fund, including property, income, transfer and other taxes which may be levied or assessed upon or in respect of the Trust Fund or any money, property or securities forming a part of the Trust Fund. The Trustee may withhold from distributions to any payee such sum as the Trustee may reasonably estimate as necessary to cover federal and state taxes for which the Trustee may be liable, which are, or may be, assessed with regard to the amount distributable to such payee. Prior to making any payment, the Trustee may require such releases or other documents from any lawful taxing authority and may require such indemnity from any payee or distributee as the Trustee deems necessary.

     7.7 ACCOUNTS, RECORDS AND REPORTS: The Trustee will keep accurate records reflecting its administration of the Trust Fund and will make such records available to the Sponsoring Employer for review and audit. Within 90 days after each Plan Year, and within 90 days after its removal or resignation, the Trustee will file with the Sponsoring Employer an accounting of its administration of the Trust Fund during such year or from the end of the preceding Plan Year to the date of removal or resignation. Such accounting will include a statement of cash receipts and disbursements since the date of its last accounting and will contain an asset list showing the fair market value of investments held in the Trust Fund as of the end of the Plan Year as determined under Section 7.3. The Sponsoring Employer will review the accounting and will notify the Trustee in the event of its disapproval of the report within 90 days, providing the Trustee with a written description of the items in question. The Trustees will have 60 days to provide the Sponsoring Employer with a written explanation of the items in question. If the Sponsoring Employer again disapproves of the report, the Trustee will file its accounting in a court of competent jurisdiction for audit and adjudication.

     7.8 EMPLOYMENT OF AGENTS AND COUNSEL: The Trustee may employ such agents, counsel, consultants, or service companies as it deems necessary and may pay their reasonable expenses and compensation. The Trustee will not be liable for any action taken or omitted by the Trustee in good faith pursuant to the advice of such agents and counsel. Any agent, counsel, consultant, service company and/or its successors will exercise no discretionary authority over investments or the disposition of Trust assets, and their services and duties will be ministerial only and will be to provide the Plan with those things required by law or by the terms of the Plan without in any way exercising any fiduciary authority or responsibility under the Plan. The duties of a third party administrator will be to safe-keep the individual records for all Participants and to prepare all required actuarial services and disclosure forms under the supervision of the Administrator and any Fiduciaries of the Plan. It is expressly stated that the third party administrator's services are only ministerial in nature and that under no circumstances will such third party administrator exercise any discretionary authority whatsoever over Plan Participants, Plan investments, or Plan benefits.


     7.9 DIVISION OF DUTIES AND INDEMNIFICATION: The division of duties and the indemnification of the Trustees of this Plan will be governed by the following provisions:

     (a) No Guarantee Against Loss: The Trustees will have the authority and discretion to manage and control the Fund to the extent provided in this instrument, but do not guarantee the Fund in any manner against investment loss or depreciation in asset value, or guarantee the adequacy of the Fund to meet and discharge all or any liabilities of the Plan. Furthermore, the Trustees will not be liable for the making, retention or sale of any investment or reinvestment made by it, as herein provided, or for any loss to or diminution of the Fund, or for any other loss or damage which may result from the discharge of its duties hereunder, except to the extent it is judicially determined that the Trustees have failed to exercise the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and like aims.

     (b) Representations Of The Sponsoring Employer: The Sponsoring Employer warrants that all directions issued to the Trustees by it or the Plan Administrator will be in accordance with the terms of the Plan and not contrary to the provisions of the Employee Retirement Income Security Act of 1974 and regulations issued thereunder.

                                      3-4

     (c) Directions By Others: The Trustees will not be answerable for any action taken pursuant to any direction, consent, certificate, or other paper or document on the belief that the same is genuine and signed by the proper person. All directions by the Sponsoring Employer, a Participant or the Plan Administrator will be in writing. The Plan Administrator will deliver to the Trustees certificates evidencing the individual or individuals authorized to act as the Administrator and will deliver to the Trustees specimens of their signatures.

     (d) Duties And Obligations Limited By The Plan: The duties and obligations of the Trustees will be limited to those expressly imposed upon it by this Plan or subsequently agreed upon by the parties. Responsibility for administrative duties required under the Plan or applicable law not expressly imposed upon or agreed to by the Trustees, will rest solely with the Sponsoring Employer and with the Administrator.

     (e) Indemnification Of Trustees: The Trustees will be indemnified and saved harmless by the Sponsoring Employer from and against any and all liability to which the Trustees may be subjected, including all expenses reasonably incurred in its defense, for any action or failure to act resulting from compliance with the instructions of the Sponsoring Employer, the employees or agents of the Sponsoring Employer, the Administrator, or any other Fiduciary to the Plan, and for any liability arising from the actions or non-actions of any predecessor Trustees or Fiduciary or other Fiduciaries of the Plan.

     (f) Trustees Not Responsible For Application Of Payments: The Trustees will not be responsible in any way for the application of any payments it is directed to make or for the adequacy of the Fund to meet and discharge any and all liabilities under the Plan.

     (g) Multiple Trustees: If more than one Trustee has been appointed by the Sponsoring Employer, either (1) or (2) following shall apply, as elected by the Sponsoring Employer in Section 9.3 of the Adoption Agreement:

     (1) any single Trustee may act independently in undertaking any act or transaction on behalf of the Trust unless the Trustees have agreed by a majority of their number that a particular action must be approved by a majority of their number before it can be undertaken, or

     (2) all acts or transactions taken on behalf of the Trust can only be taken with the consent of a majority of the Trustees unless the Trustees have agreed by a majority of their number that a particular act or transaction can be taken or approved by a single Trustee.

     (h) Limitation Of Liability: No Trustee will be liable for the act of any other Trustee or Fiduciary unless the Trustee has knowledge of such act.

     (i) Trustees As Participants Or Beneficiaries: Trustees will not be prevented from receiving any benefits to which they may be entitled as Participants or Beneficiaries in the Plan, so long as the benefits are computed and paid on a basis which is consistent with the terms of the Plan as applied to all other Participants and Beneficiaries.

     (j) No Self-Dealing: The Trustees will not (1) deal with the assets of the Trust Fund in their own interest or for their own account; (2) in their individual or in any other capacity, act in any transaction involving the Trust Fund on behalf of a party (or represent a party) whose interests are adverse to the interests of the Plan, or its Participants or Beneficiaries; or (3) receive any consideration for their own personal accounts from any party dealing with the Plan in connection with a transaction involving assets of the Trust Fund.

     7.10 APPOINTMENT OF INVESTMENT MANAGER: The Trustee may appoint an Investment Manager to manage and control the investment of all or any portion of the Trust Fund. Each Investment Manager will be either be (a) an investment advisor registered under the Investment Advisors Act of 1940; (b) a bank as defined in that Act; or (c) an insurance company qualified to manage, acquire or dispose of any asset of the Trust under the laws of more than one state. An Investment Manager will acknowledge in writing that it is a Fiduciary of the Plan. The Trustee will enter into an agreement with the Investment Manager 7-5 specifying the duties and compensation of the Investment Manager and further specifying any other terms and conditions under which the Investment will be retained. The Trustee will not be liable for any act or omission of an Investment Manager, and will not be liable for following the advice of an Investment Manager with respect to any duties delegated by the Trustee to the Investment Manager. The Trustee will have the power to determine the portion of the Plan's assets to be invested by a designated Investment Manager and to establish investment objectives and guidelines for the Investment Manager to follow.

                                      4-4

     7.11 ASSIGNMENT AND ALIENATION OF BENEFITS: Except as may otherwise be permitted under Code section 401(a)(13)(C), or as may otherwise be permitted under a Qualified Domestic Relations Order as provided in Section 8.6, or as may otherwise be permitted under Section 7.14 relating to loans to Participants, no right or claim to, or interest in, any part of the Trust Fund, or any payment therefrom, will be assignable, transferable, or subject to sale, mortgage, pledge, hypothecation, commutation, anticipation, garnishment, attachment, execution, or levy of any kind, and the Trustees will not recognize any attempt to assign, transfer, sell, mortgage, pledge, hypothecate, commute, or anticipate the same, except to the extent required by law.

     7.12 EXCLUSIVE BENEFIT RULE: All contributions made by the Employer or an Affiliated Employer to the Trust Fund will be used for the exclusive benefit of the Participants who are Employees of the Employer or Affiliated Employer and for their Beneficiaries and will not be used for nor diverted to any other purpose except the payment of the costs of maintaining the Plan. All contributions made by an Adopting Employer who is not an Affiliated Employer will be used for the exclusive benefit of the Participants who are Employees of the Adopting Employer and for their Beneficiaries and will not be used for nor diverted to any other purpose except the payment of the Adopting Employers' proportionate costs of maintaining the Plan pursuant to Section 7.4.

7.13 INSURANCE: If elected by the Sponsoring Employer in Section 7.2 of the Adoption Agreement, the Trustee may purchase key man insurance and/or insurance Policies on the lives of the Participants in accordance with the provisions of this Section, provided that except in a fiduciary capacity, no Trustee who is also a Participant may exercise any ownership rights with respect to any Policy insuring the life of such Trustee in his or her capacity as a Participant:

     (a) Key Man Insurance: The Trustee, with the consent of the Administrator, may purchase Policies on the life of any Participant whose employment is deemed to be key to the Employer's financial success. Such key man insurance Policies will be deemed to be an investment of the Trust Fund and will be payable to the Trust Fund as the beneficiary thereof. The Trustee may exercise any and all rights granted under such Policies.

     (b) Insurance On Participants: At the direction of the Administrator or the Participant in accordance with the Sponsoring Employer's election in Section 7.2 of the Adoption Agreement, the Trustee will purchase insurance Policies on the life of the Participant, provided that (1) the aggregate premiums paid on ordinary life insurance Policies must be less than 50% of the Participant's Account balance; (2) the aggregate premiums paid on term insurance Policies, universal life insurance Policies, and all other Policies which are not ordinary life insurance Policies must be less than 25% of the Participant's Account balance; and (3) the sum of one-half of the premiums paid on ordinary life insurance Policies and the total of all other life insurance premiums cannot exceed 25% of the Participant's Account balance. However, notwithstanding the foregoing, 100% of that portion of a Participant's Account balance which has accumulated for at least 2 consecutive years may be used to pay life insurance premiums. All life insurance Policies will be vested exclusively in the Trustee and will be payable to the Trustee, subject to the rights of the Beneficiaries hereunder. The proceeds of any Policy payable because of a Participant's death will be added to the Participant's Account. An ordinary life insurance Policy is an insurance policy that has a non-decreasing death benefit and also has a non-increasing premium.

     (c) Payment Of Premiums: If Employer contributions are inadequate to pay all premiums on insurance Policies, the Trustees may, at the direction of the Plan Administrator, utilize other amounts remaining in the Trust Fund to pay the premiums, allow the Policies to lapse, reduce the Policies to a level at which they may be maintained, or borrow against the Policies on a prorated basis if borrowing does not discriminate in favor of Policies issued on the lives of officers, Shareholder- Employees and/or Highly Compensated Employees.

     (d) Payment Of Premiums From Loans: The Trustees may pay premiums when due from the loan values of the Policies themselves if (1) any such loan is made against all of the Policies in proportion to their respective cash surrender values, and (2) all such loans are repaid in proportion to the cash surrender value of such Policies.

     (e) Policy Dividends: Any insurer payments which are paid to the Trustee on account of experience credits, dividends, or surrender or cancellation credits, will be applied by the Employer within the current or next succeeding Plan Year toward premiums due.

(f) Disposition Of Policies Upon Termination: If a Terminated Participant's Vested Interest equals or exceeds the cash surrender value of any Policies issued on his life, the Trustee, with the consent of both the Administrator and the Terminated Participant, will transfer such Policies to the Terminated Participant, together with any restrictions the Administrator may impose concerning the Terminated Participant's right to surrender, assign, or otherwise realize cash

                                      5-4
on such Policies prior to his Normal Retirement Date. If the Terminated Participant's Vested Interest in his Participant's Account is less than the cash surrender values of such Policies, the Administrator may permit him to pay the Trustee the sum required to make distribution equal to the value of the Policies being assigned or transferred, or the Trustee may borrow the cash surrender values of the Policies from the insurer and then assign the Policies to the Terminated Participant. Under no circumstances shall the Trust (or custodial account) retain any part of the insurance Policy proceeds.

     (g) Disposition Of Policies At Retirement: When a Participant retires, the Trustee, at the direction of the Administrator, must, with respect to any Policies purchased on the life of such Participant under paragraph (b), either
(1) transfer them to the Participant, (2) with the Participant's consent, borrow their cash surrender values and transfer them to the Participant subject to the loan, or (3) surrender them for their cash surrender values. If options (2) or
(3) are elected, the cash surrender values will be added to the Participant's Account for distribution in accordance with Section 5.1.

     (h) Fiduciaries And Insurers Protected: Neither the Trustee, the Employer, the Administrator, nor any Fiduciary will be responsible for the validity of any Policy or the failure of any insurer to make payments thereunder, or for the action of any person which may delay payment or render a Policy void in whole or in part. No insurer which issues a Policy will be deemed a party to this Plan for any purpose or to be responsible for its validity; nor will it be required to look into the terms of the Plan nor to question any action of the Trustee. The obligations of the insurer will be determined solely by the Policy's terms and any other written agreements between it and the Trustee. The insurer will act only at the written direction of the Trustee, and will be discharged from all liability with respect to any amount paid to the Trustee. The insurer will not be obligated to see that any money paid by it to the Trustee or any other person is properly distributed or applied.

     (i) Beneficiary of Policies: The beneficiary of the Policies shall be either the Trustee, in which event the death benefits thereunder will be payable to the Participant's Beneficiary; or, if the Administrator permits the beneficiary of the Policies to be named by the Participant, the Participant's Beneficiary. All Policy death benefits and proceeds will be subject to the provisions of Section 5.8 regarding the rights of a Participant's Spouse.

     (j) Conflict With Plan: If the provisions of any Policy purchased hereunder conflict with the terms of this Plan, the Plan provisions shall control.

     7.14  LOANS TO  PARTICIPANTS:  If  elected by the  Sponsoring  Employer  in
Section 7.1 of the Adoption Agreement, the Sponsoring Employer may permit loans to be made from the Trust Fund to Participants and Beneficiaries on a non-discriminatory basis. Loan availability may be limited to financial hardship situations in accordance with paragraph (g) below.

     If made available, a Participant or Beneficiary may make application to the Administrator requesting a loan. The Administrator will have the sole right to approve or disapprove the application provided that loans will be made available to all Participants on a reasonably equivalent basis. All loans must be evidenced by a legally enforceable agreement (which may include more than one document) set forth in writing or in such other form as may be approved by the Internal Revenue Service, and the terms of such agreement must specify the amount and term of the loan, and the repayment schedule. Loans will not be made available to Highly Compensated Employees in an amount greater than the amount made available to other Employees, and no loan will be made to or continued in effect for a Participant who is or becomes an Owner-Employee or a Shareholder-Employee except to the extent any such loan (1) is treated as a prohibited transaction if required under Code section 4975 or other applicable Code provision; and (2) is secured with collateral other than the Participant's Account. Loans will only made in accordance with the following:

     (a) Minimum Loan And Maximum Loan: No loan will be less than $1000 or, when added to the outstanding balance of all other loans to the Participant, will exceed the lesser of (1) $50,000 reduced by the excess, if any, of the Participant's highest outstanding balance of loans during the 1-year period ending on the day before the loan was made, over the Participant's outstanding balance of loans on the day the loan was made; or (2) one-half of the Participant's Vested Aggregate Account.

     If elected by the Sponsoring Employer in Section 7.1 of the Adoption Agreement, notwithstanding the foregoing, if a Participant's Vested Aggregate Account is $20,000 or less, the maximum loan may exceed the amount in (2) above, but will not exceed the lesser of $10,000 or 100% of the Participant's Vested Aggregate Account, provided adequate security is provided on the loan amount in excess of that determined in (2) above.

                                      6-4

     (b) Aggregation Of Loans: For purposes of the limitations in paragraph (a) above, all loans from all plans of the Employer and Affiliated Employers will be aggregated. An assignment or pledge of any portion of the Participant's Vested Aggregate Account balance, and a loan, pledge, or assignment with respect to any insurance contract purchased under the Plan, will be treated as a loan under this Section.

     (c) Loans Must Bear Reasonable Interest: Any loan granted hereunder must bear interest at a rate reasonable at the time of application, considering the purpose of the loan and the rate being charged by representative commercial banks in the local area for a similar loan, unless the Administrator sets forth a different method for determining loan interest rates in its loan procedures such as using the prime rate or some other rate based on the prime rate. The loan agreement will also provide for the payment of principal and interest not less than quarterly.

     The interest earned by the Trust on any loan granted hereunder will be credited either (1) to the Trust Fund rather than to the individual Participant's Account or (2) if the Sponsoring Employer and the Plan Administrator have elected to activate investment fund options per Section 7.15, to the Participant's investment fund option from which it was withdrawn.

     (d) Loans Must Be Secured: If a Participant's loan application is approved by the Administrator, such Participant will be required to execute a note, a loan agreement and an assignment of his or her Vested Aggregate Account as collateral for the loan. If the forms of benefit as elected by the Sponsoring Employer in Section 5.4 of the Adoption Agreement include a lifetime annuity, the Participant must obtain the consent of his or her Spouse, if any, within the 90 day period before the Participant's Vested Aggregate Account is used as security for the loan. A new consent is required if the Vested Aggregate Account is used for any renegotiation, extension, renewal or other revision of the loan, including any increase in the amount thereof. The consent must be written, must acknowledge the effect of the loan, and must be witnessed by a notary public or the Administrator. Such consent will thereafter be binding with respect to the consenting Spouse or any subsequent Spouse. If a valid spousal consent has been obtained, then notwithstanding any other provision of this Plan, the portion of the Participant's Vested Aggregate Account used as a security interest held by the Plan by reason of a loan outstanding to the Participant will be taken into account in determining the amount of the Vested Aggregate Account payable at the time of death or distribution, but only if the reduction is used as repayment of the loan. If less than 100% of the Participant's Vested Aggregate Account (determined without regard to the preceding sentence) is payable to the surviving Spouse, the Vested Aggregate Account will be adjusted by first reducing it by the amount of the security used as repayment of the loan, and then determining the benefit payable to the surviving Spouse.

     (e) Terms Of Repayment: The term of a loan will not exceed 5 years except in the case of a loan for the purpose of acquiring any house, apartment, condominium, or mobile home (not used on a transient basis) which is used or is to be used within a reasonable time as the principal residence of the Participant. The term of a loan will be determined by the Administrator considering the maturity dates quoted by representative commercial banks in the local area for a similar loan. Notwithstanding the foregoing, however, loans made prior to January 1, 1987 which are used to acquire, construct, reconstruct or substantially rehabilitate any dwelling unit which, within a reasonable period of time is to be used (determined at the time the loan is made) as a principal residence of the Participant or a member of his or her family within the meaning of Code section 267(c)(4) may provide for periodic repayment over a reasonable period of time that may exceed 5 years. Additionally, loans made prior to January 1, 1987 may provide for periodic payments which are made less frequently than quarterly and which do not necessarily result in level amortization. The Administrator may allow a grace period for the making of any required installment payment, but any such period cannot extend beyond the last day of the calendar quarter following the calendar quarter in which the required installment was due.

     (f) Suspension Of Installment Payments: Loan installment payments may be suspended as permitted under Code section 414(u)(4). Installment payments may also be suspended for a period not longer than one year in which the Participant is on a leave of absence, either without pay from the Employer or at a rate of pay (after income and employment tax withholding) that is less than the amount of the installment payments required under the terms of the loan. However, even if payments are suspended due to a leave of absence, the loan must still be repaid by the latest date permitted under the original terms of the loan and the payments due after the leave ends (or, if earlier, after the first year of the leave) must not be less than those required under the original terms of the loan.

     (g) Loans Limited To Financial Hardship: If elected by the Sponsoring Employer in Section 7.1 of the Adoption Agreement, loans can only be made to a Participant who is suffering a financial hardship, which means the Participant has an immediate and heavy financial need and lacks available resources to satisfy that need. For

                                      7-4
purposes of this Section, the following are the only financial needs considered immediate and heavy: (1) medical expenses within the meaning of Code section 213(d) that are incurred by the Participant, his Spouse or his children;
(2) the purchase (excluding mortgage payments) of a principal residence for the Participant; (3) payment of tuition and related educational fees for the next 12 months of post-secondary education for the Participant, his Spouse or his children; or (4) the need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of his principal residence.

     (h) Repayment Of Loan Before Distribution Of Benefit: If a Participant has received a loan from the Plan and the Participant or the Participant's Beneficiary is entitled to a payment from the Trust Fund before the loan is repaid in full, the Trustee will offset at the time of distribution the unpaid loan balance (including accrued interest) from the total amount otherwise due to the Participant or Beneficiary. If a valid spousal consent has been obtained pursuant to paragraph (c), then notwithstanding any other provision of this Plan, the portion of the Participant's Vested Aggregate Account used as a security interest for a loan will be taken into account for purposes of determining the amount of the Vested Aggregate Account payable at the time of death or distribution, but only if the reduction is used as a repayment of the loan. If less than 100% of the Participant's Vested Aggregate Account (determined without regard to the preceding sentence) is payable to the Participant's surviving Spouse, then such Vested Aggregate Account will be adjusted by first reducing the Vested Aggregate Account by the amount of the security used as repayment of the loan, and then determining the benefit payable to the surviving Spouse.

     (i) Immediate Repayment: A Participant's loan will become immediately due and payable upon Termination of Employment or if the Participant fails to make two successive principal and/or interest payments on the loan. In such event, the Administrator will reduce the Participant's Vested Aggregate Account by the remaining principal and interest of the loan, and such reduction will constitute a distributable event (to the extent of the reduction) under the Plan. If the Participant's Vested Aggregate Account is less than the amount due, the Administrator will take whatever steps are necessary to collect the balance due from the Participant.

     7.15 DIRECTED INVESTMENT ACCOUNTS: The Trustee, pursuant to procedures established by the Administrator and promulgated under Section 8.7, may permit Participants to direct the investment of their Rollover Contributions and/or Voluntary Employee Contributions and/or Deductible Employee Contributions Account and/or a Participant's segregated investment into a separate account in accordance with Sections 3.7, 3.9, 4.3 or Article 5 or any other applicable Plan provision, subject to the restrictions imposed by the Administrator. Subject to the procedures, investment directives will only be given in accordance with the following:

     (a) Accounts Which Can Be Directed: As part of the procedures, the Administrator will designate which accounts a Participant or other payee can direct, and whether the Participant or other payee can direct all or only a portion of each such account. Any such designation can be changed by the Administrator from time to time by promulgating and communicating new procedures to the Participants and other payees. Any such designation may include the right to direct the investment of any segregated amount under an installment method of distribution if available in accordance with Section 5.1. Any such designation can be changed by the Administrator from time to time by promulgating and communicating a new policy to the Participants and other payees.

     (b) Investment Funds: Any amount a Participant or other payee directs will be put into a segregated investment selected by the Participant or other payee; or among alternative investment funds established as part of the overall Trust Fund. Such alternative investment funds will be under the full control of the management of the Trustees. Alternatively, if investments 7-9 outside the Trustee's control are allowed, Participants and other payees may not direct that investments be made in collectibles, other than U.S. Government gold and silver coins. The Administrator or Trustee will have the authority to refuse any investment directed by the Participant or other payee if that investment would be administratively burdensome, or if for any reason the Administrator or Trustee believes such investment would or might constitute a prohibited transaction as defined in ERISAss.406 or Code section 4975. If a Participant or other payee fails to make a timely investment election, at the Administrator's discretion either no election will be deemed to have been made or the Participant or other payee will be considered to have made an election to invest 100% of his or her account in an investment option, the primary objective of which is the preservation of principal, until such time as an investment decision by the Participant or other payee is effective.

     (c)  Investment   Designation   Form:  A  Participant's  or  other  payee's
investment direction will be made in a form acceptable to, and in accordance with procedures established by, the Administrator. Unless changed by procedures established by the Administrator and communicated to Participants and other payees, (1) a Participant or other payee may change his or her investment election by filing a new investment designation form with the Administrator or the

                                      8-4

Administrator's designee, (2) such change will be effective no later than the first day of the next investment election period, and (3) investment election periods will be established at the discretion of the Administrator but in any event will occur no less frequently than once in every 12-month period or, at the discretion of the Administrator and the Trustee, once in every 3-month or 6-month period or at such other more frequent time which is uniformly available as determined and promulgated by the Administrator and the Trustee.

     (d) Transfers Between Funds: If multiple investment fund options are made available, a Participant or other payee may elect to transfer all or part of his or her Account balance in one or more of the investment funds from one investment fund to another investment fund by filing an investment designation form with the Administrator or with the Administrator's designee within a reasonable administrative period prior to the next period for which investment options may be elected to be transferred. The funds will be transferred by the Trustee or the Administrator's designee as soon as practicable prior to, or by the start of, the new election period. If made available, telephone or other electronic or computer transfers will be permitted under uniform procedures approved adopted by the Administrator and agreed to by the Trustee.

     (e) Administrator Responsibility: The Plan Administrator or the Plan Administrator's designee will be responsible when transmitting Employer and Employee contributions or other Trust Fund assets to show the dollar amount to be credited to each investment fund for each Participant or other payee.

     (f) No Administrator Liability: Except as otherwise provided herein, neither the Trustee, nor the Employer, nor any Plan fiduciary will be liable to the Participant or other payee or his or her Beneficiaries for any loss resulting from action taken at the direction of the Participant.

     (g) Adoption Of Procedures: All investment designations by Participants or other payees are to be made in accordance with such procedures as the
Administrator may adopt. At the discretion of the Administrator and the Trustees, such procedures will permit sufficient selection among investment alternatives to satisfy the provisions of DOL Regulations 2550.404(c)-1. Such rules or procedures, when properly executed in a written document, will be deemed to be incorporated in this Plan. The rules or procedures set forth therein may be modified or amended by the Administrator without the necessity of amending this Section of the Plan, but any such modifications must be communicated to Participants in the manner described in Section 8.7.
Notwithstanding the foregoing, (1) a summary plan description or summary of material modifications thereto in which the rules or procedures regarding investment designations are described will be considered a separate written document sufficient to satisfy the requirements (including the execution requirement) of this paragraph; and (2) any such rules or procedures established under this paragraph must be applied in a uniform nondiscriminatory manner.

     (h) Charges And Fees: Any charge or fee which may be imposed by the Trustee or by any broker, investment advisor, or otherwise, including legal fees, incurred in connection with a Participant's direction under this Section of any Plan account maintained on the Participant's behalf may be charged to and paid from the assets of such account.

     7.16 SUPERSEDING TRUST OR CUSTODIAL AGREEMENT: If elected by the Sponsoring Employer in Section 8.5 of the Adoption Agreement, if any assets of the Plan are invested in a separate trust or custodial account maintained by a corporate Trustee or custodian, the provisions of such separate trust or custodial agreement will supersede the provisions set forth in this Article 7. However, if such separate trust or custodial agreement does not provide for the purchase of Policies or the making of loans to Participants, and the Sponsoring Employer elects to provide same, then the provisions of this Article 7 (except for Section 7.2) will apply to the purchase of Policies or the making of such loans.

     7.17 DUAL AND MULTIPLE TRUST OPTIONS: Plan assets are may be held in two separate trusts, or in trust and by an insurance company or by a trust and under a custodial agreement. Plan assets may also be held in a common trust.

                                      9-4

                                    ARTICLE 8
                           DUTIES OF THE ADMINISTRATOR

     8.1 APPOINTMENT, RESIGNATION, REMOVAL AND SUCCESSION: Employer will continue until his death, resignation, or removal by the Sponsoring Employer, and any Administrator may resign by giving 30 days written notice to the Sponsoring Employer. If an Administrator dies, resigns, or is removed by the Sponsoring Employer, his successor will be appointed as promptly as possible, and such appointment will become effective upon its acceptance in writing by such successor. Pending the appointment and acceptance of any successor Administrator, any then acting or remaining Administrator will have full power to act.

     8.2 GENERAL POWERS AND DUTIES: The powers and duties of the Administrator will include (a) appointing the Plan's attorney, accountant, actuary, or any other party needed to administer the Plan; (b) directing the Trustees with respect to payments from the Trust Fund; (c) deciding if a Participant is entitled to a benefit from the Plan; (d) communicating with Employees regarding their participation and benefits under the Plan, including the administration of all claims procedures; (e) filing any returns and reports with the Internal Revenue Service, Department of Labor, or any other governmental agency; (f) reviewing and approving any financial reports, investment reviews, or other reports prepared by any party under (a) above; (g) establishing a funding policy and investment objectives consistent with the purposes of the Plan and the Employee Retirement Income Security Act of 1974; (h) construing and resolving any question of Plan interpretation; and (i) making any findings of fact the Administrator deems necessary to proper Plan administration. Notwithstanding any contrary provision of this Plan, benefits under this Plan will be paid only if the Administrator decides in its discretion that the applicant is entitled to them.

     8.3 APPOINTMENT OF ADMINISTRATIVE COMMITTEE: The Sponsoring Employer may elect to appoint one or more members to an Administrative/Advisory Committee to be known as the "Committee" (or such other name as the Sponsoring Employer may select), to which the Sponsoring Employer may delegate certain of its responsibilities as Plan Administrator. Members of the Committee need not be Participants or beneficiaries, and officers and directors of the Employer will not be precluded from serving as members. A member will serve until his or her resignation, death, or disability, or until removed by the Sponsoring Employer. In the event of any vacancy arising by reason of the death, disability, removal, or resignation of a member, the Sponsoring Employer may, but is not required to, appoint a successor to serve in his or her place. The Committee will select a chairman and a secretary from among its members. Members of the Committee will serve in such capacity without compensation. The Committee will act by majority vote. The proper expenses of the Committee, and the compensation of its agents appointed pursuant to Section 8.8 of the Plan, if any, will be paid directly by the Employer.

     8.4 FINALITY OF ADMINISTRATIVE DECISIONS: The Administrator's interpretation of Plan provisions, and any findings of fact, including eligibility to participate and eligibility for benefits, are final and will not be subject to "de novo" review unless shown to be arbitrary and capricious.

     8.5 MULTIPLE ADMINISTRATORS: If there is more than one Administrator, the Administrators may delegate specific responsibilities among themselves, including the authority to execute documents unless the Sponsoring Employer revokes such delegation. The Sponsoring Employer and Trustee will be notified in writing of any such delegation of responsibilities, and the Trustee thereafter may rely upon any documents executed by the appropriate Administrator.

     8.6 CORRECTING ADMINISTRATIVE ERRORS: The Administrator will take such steps as it considers necessary and appropriate to remedy administrative or operational errors, including, but will not be limited to the following: (a) taking any action required under the employee plans compliance resolution system of the Internal Revenue Service, any asset management or fiduciary conduct error correction program available through the Internal Revenue Service, United States Department of Labor or other governmental administrative agency; (b) a reallocation of Plan assets; (c) adjustments in amounts of future payments to Participants, Beneficiaries or Alternate Payees; and (d) institution and prosecution of actions to recover benefit payments made in error or on the basis of incorrect or incomplete information.

     8.7 PROMULGATING NOTICES AND PROCEDURES: The Sponsoring Employer and Administrator are given the power and responsibility to promulgate certain written notices, policies and/or procedures under the terms of the Plan and disseminate same to the Participants, and the Administrator may satisfy such responsibility by the preparation of any such notice, policy and/or procedure in a written form which can be published and communicated to a Participant in one or more of the following ways: (a) by distribution in hard copy; (b) through distribution of a summary plan description or summary of material modifications thereto 8-2 which sets forth the policy or procedure with respect to a right, benefit or feature offered under the Plan; (c) by e-mail, either to a Participant's personal e-mail address or his or her Employer-maintained e-mail

                                      1-4
address; and (d) by publication on a web-site accessible by the Participant, provided the Participant is notified of said web-site publication. Any notice, policy and/or procedure provided through an electronic medium will only be valid if the electronic medium which is used is reasonably designed to provide the notice, policy and/or procedure in a manner no less understandable to the Participant than a written document, and under such medium, at the time the notice, policy and/or procedure is provided, the Employee may request and receive the notice, policy and/or procedure on a written paper document at no charge.


     8.8 EMPLOYMENT OF AGENTS AND COUNSEL: The Administrator may appoint such actuaries, accountants, custodians, counsel, agents, consultants, and other persons deemed necessary or desirable in connection with the administration and operation of the Plan. The actions of any such third parties will be subject to the limitations described in Section 7.8 of the Plan; and no such third parties will be given any authority or discretion concerning the management and operation of the Plan that would cause them to become Fiduciaries of the Plan.

     8.9 COMPENSATION AND EXPENSES: The Administrator may receive such compensation as agreed upon between the Sponsoring Employer and the Administrator, provided that any person who already receives full-time pay from the Employer may not receive any fees for services to the Plan as Administrator or in any other capacity. In addition, the Employer will pay all reasonable expenses incurred by the Administrator in the performance of its duties under this Plan. If the Employer fails to pay such expenses, the Trustee will reimburse the Administrator out of the Trust Fund. Expenses will be paid by each Adopting Employer in the ratio that each Adopting Employer's Participants' Accounts bears to the total of all the Participants' Accounts maintained by this Plan.

     8.10 CLAIMS PROCEDURES: Upon retirement, death, Disability or Termination of Employment, the Participant or representative of such Participant may make application to the Administrator requesting payment of benefits due and the manner of payment, in accordance with the following:

     (a) Automatic Payment If No Application Is Made: If no application for benefits is made and no cash-out of benefits occurs under Section 5.5, the Administrator will automatically pay a Participant's Vested Aggregate Account in the form that does not require spousal consent no later than the time prescribed in Section 5.10.

     (b) Denial Of Claim: If an application for benefits is made, the Administrator will accept, reject, or modify such request and will notify the Participant in writing setting forth the response of the Administrator and in the case of a denial or modification the Administrator will (1) state the specific reason or reasons for the denial, (2) provide specific reference to pertinent Plan provisions on which the denial is based, (3) provide a description of any additional material or information necessary for the Participant or his representative to perfect the claim and an explanation of why such material or information is necessary, and (4) explain the Plan's claim review procedure as contained herein.

     (c) Review Procedure: If the request is rejected or modified, the Participant or his representative may within 60 days following receipt by the Participant or representative of such rejection or modification, submit a written request for review by the Plan Administrator of its initial decision. Within 60 days following such request for review, the Plan Administrator will render its final decision in writing to the Participant or representative stating specific reasons for such decision. If the Participant or representative is not satisfied with the Plan Administrator's final decision, the Participant or representative can institute an action in a federal court of competent jurisdiction; for this purpose, process would be served on the Plan Administrator.

     8.11 QUALIFIED DOMESTIC RELATIONS ORDERS: A Qualified Domestic Relations Order, or QDRO, is a signed domestic relations order issued by a State Court which creates, recognizes or assigns to an alternate payee(s) the right to receive all or part of a Participant's Plan benefit. An alternate payee is a Spouse, former Spouse, child, or other dependent of a Participant who is treated as a Beneficiary under the Plan as a result of the QDRO. The Administrator will determine if a domestic relations order is a Qualified Domestic Relations Order as follows:

     (a) Administrator Must Seek Opinion Of Counsel: Promptly upon receipt of a domestic relations order which may or may not be a QDRO, the Administrator will notify the Participant and any alternate payee(s) named in the order of such receipt, and include a copy of this Section 8.6. The Administrator will then forward the order to the Plan's legal counsel for an opinion as to whether or not the order is in fact a QDRO as defined in Section 414(p) of the Internal Revenue Code. Within 8-3 a reasonable time after receipt of the order, not to exceed 60 days, the Plan's legal counsel will make a determination as to whether or not the order if a QDRO and so inform the Administrator who will promptly notify the Participant and any alternate payee(s) in writing of the determination.

                                      2-4

     (b) Specific Requirements Of QDRO: In order for a domestic relations order to be a QDRO, it must specifically state all of the following: (1) the name and last known mailing address (if any) of the Participant and each alternate payee covered by the order, but if the QDRO does not specify the current mailing address of the alternate payee and the Administrator has independent knowledge of that address, the QDRO will still be valid; (2) the dollar amount or percentage of the Participant's benefit to be paid to each alternate payee, or the manner in which the amount or percentage will be determined; (3) the number of payments or period for which the order applies; and (4) the name of the plan to which the order applies. The domestic relations order will not be deemed a QDRO if it requires the Plan to provide any type or form of benefit, or any option not already provided for in the Plan, or increased benefits, or benefits in excess of the Participant's Vested Interest, or payment of benefits to an alternate payee required to be paid to another alternate payee under another QDRO.

     (c) Disputed Orders: If there is a question as whether or not a domestic relations order is a QDRO, there will be a delay in any payout to any payee including the Participant, until the status is resolved. In such event, the Administrator will segregate the amount that would have been payable to the alternate payee(s) if the order had been deemed a QDRO. If the order is not determined to be a QDRO, or the status is not resolved (for example, it has been sent back to the Court for clarification or modification) within 18 months beginning with the date the first payment would have to be made under the order, the Administrator will pay the segregated amounts plus interest to the person(s) who would have been entitled to the benefits had there been no order. If a determination as to the Qualified status of the order is made after the 18-month period, then the order will only be applied on a prospective basis. If the order is determined to be a QDRO, the Participant and alternate payee(s) will again be notified promptly after such determination. Once an order is deemed a QDRO, the Administrator will pay to the alternate payee(s) all the amounts due under the QDRO, including segregated amounts plus interest which may have accrued during a dispute as to the order's qualification.

     (d) Payment Prior To Termination Of Employment: A QDRO may provide for the payment of benefits to an alternative payee prior to the time a Participant has terminated employment if such payment is to be made on or after the date the Participant reaches or would have reached the Earliest Retirement Age. Further, if elected by the Sponsoring Employer in Section 8.3 of the Adoption Agreement, such payment can be made even if the affected Participant has not yet reached the Earliest Retirement Age. The term Earliest Retirement Age means the earlier of (1) the date on which the Participant is entitled to a distribution under this Plan, or (2) the later of (i) the date the Participant attains age 50, or
(ii) the earliest date on which the Participant could receive benefits under this Plan if the Participant terminated employment with the Employer.

     (e)  Effect  Of  QDRO On  Survivor  Annuity  Requirements:  Notwithstanding
Section 5.1 and 5.2 to the contrary, if the forms of benefit as elected by the Sponsoring Employer in Section 5.4 of the Adoption Agreement include a lifetime annuity, a Participant's benefits which are payable from the Plan in the form of either a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity need not be paid in such form if such payment is inconsistent with, or has been modified by, the terms of a Qualified Domestic Relations Order.








                                      3-4

                                   ARTICLE 9
                       AMENDMENT, TERMINATION AND MERGER

     9.1 AMENDMENT: The mass submitter may amend any part of the Plan. For purposes of amendments made by the Prototype Sponsor, the mass submitter shall be recognized as the agent of the Prototype Sponsor. If the Prototype Sponsor does not adopt the amendments made by the mass submitter, it will no longer be identical to or a minor modifier of the mass submitter plan. The Sponsoring
Employer may change the choice of options in the Adoption Agreement, add overriding language in the Adoption Agreement when such language is necessary to satisfy Code section 415 or Code section 416 because of the required aggregation of multiple plans, and add certain model amendments published by the Internal Revenue Service which specifically provide that their adoption will not cause the Plan to be treated as individually designed. In addition, the Sponsoring Employer may amend any part of the Plan or the Adoption Agreement. A Sponsoring Employer that amends the Plan or the Adoption Agreement for any reason other than indicated above will no longer participate in this master or prototype plan and will be considered to have an individually designed plan. An amendment of the Plan or Adoption Agreement or change of the choice of options in the Adoption Agreement by the mass submitter, the Prototype Sponsor, or the Sponsoring Employer shall be subject to the following:

     (a) General Requirements: Amendments or changes of the choice of options in the Adoption Agreement must be in writing. However, no such amendment or modification (i) can increase the responsibilities of the Trustee or Administrator without their written consent; (ii) can deprive any Participant or Beneficiary of the benefits to which he is entitled from the Plan; (iii) can result in a decrease in the amount of any Participant's Account except as may be permitted under the terms of Code section 412(c)(8) if applicable; or (iv) can, except as otherwise provided, permit any part of the Trust Fund (other than as required to pay taxes and administration expenses) to be used for or diverted to purposes other than the exclusive benefit of the Participants or their Beneficiaries, or cause or permit any portion of the Trust Fund to revert to or become the property of the Employer. In addition, unless the provisions of (1) and (2) following are satisfied, no amendment to the Plan shall have the effect of eliminating or restricting the ability of a Participant or other payee to receive payment of his or her Account balance or benefit entitlement under a particular optional form of benefit provided under the Plan:

     (1) The amendment provides a single-sum or lump sum distribution form that is otherwise identical to the optional form of benefit which is restricted or eliminated. For this purpose a of (A) single-sum or lump sum distribution form is otherwise identical only if it is identical in all respects to the eliminated or restricted optional form of benefit (or would be identical except that it provides greater rights to the payee) except with respect to the timing of payments after commencement.

     (2) The  amendment  does not  apply  to any  distribution  with an  Annuity
Starting Date earlier than the earlier the 90th day after the date the Participant or other payee receiving the distribution has been furnished a summary plan description or other summary that reflects the amendment and that satisfies the ERISA requirements at 29 CFR 2520.104b-3 relating to a summary of material modifications or (B) the first day of the second Plan Year following the Plan Year during which the amendment is adopted.

     (b) Certain Corrective Amendments: To satisfy the minimum coverage requirements of Code section 410(b), the nondiscriminatory amount requirement of regulation section 1.401(a)(4)-1(b)(2), or the nondiscriminatory plan amendment requirement of regulation section 1.401(a)(4)-1(b)(4), a corrective amendment or change of the choice of options in the Adoption Agreement may retroactively increase allocations for Employees who benefited under the Plan during the Plan Year being corrected, or may grant allocations to Employees who did not benefit under the Plan during the Plan Year being corrected. To satisfy the nondiscriminatory current availability requirement of regulation section 1.401(a)(4)-4(b) for benefits, rights or features, a corrective amendment or change of the choice of options in the Adoption Agreement may make a benefit, right or feature available to Employees to whom it was previously not available. A corrective amendment or change of the choice of options in the Adoption Agreement will not be effective prior to the date of adoption unless it satisfies the applicable requirements of regulation section 1.401(a)(4)-11(g)(3)(ii) through (vii), including the requirement that, in order to be effective for the preceding Plan Year, such amendment or change of the choice of options in the Adoption Agreement must be adopted by the 15th day of the 10th month after the close of the preceding Plan Year.

     9.2 TERMINATION: The Sponsoring Employer has the right to terminate, in whole or in part, participation in the Plan and the Trust at any time by delivering written notice thereof to the Administrator and the Trustee. The
Sponsoring Employer may effectuate such termination by filing written notice thereof with the Administrator and completely discontinuing contributions

                                      1-4
to the Plan. 9-2 Upon termination of the Plan, the Trustee will continue to administer the Trust until distribution has been made to the Participants, which distribution must occur as soon as administratively feasible after termination of the Plan, and must be made in accordance with the provisions of Article 5 of the Plan, including Section 5.6(d) where applicable. However, the Administrator may elect not to distribute the Accounts of Participants and other payees upon termination of the Plan but instead to transfer the entire Trust Fund assets and liabilities attributable to this terminated Plan to another qualified plan maintained by the Employer or its successor.

     The Sponsoring Employer may also elect at any time to completely discontinue contributions to the Plan but to continue the Plan in operation in all other respects, in which event the Trustee will continue to administer the Trust until eventual full distribution of all benefits has been made to the Participants and other payees in accordance with Article 5 after their death, retirement, Disability or Termination of Employment.

     Upon complete termination of the Plan, or upon a complete discontinuance of contributions to the Plan, all Participants who have not incurred a Termination of Employment and all Participants who have incurred a Termination of Employment but have not incurred a five (5) year Break in Service will have a 100% Vested Interest in his or her unpaid Participant Account. Upon partial termination of the Plan only those Participants who have incurred a Termination of Employment on account of the event which caused the partial termination but have not incurred a five (5) year Break in Service shall automatically have a 100% Vested Interest in his or her unpaid Participant Account to the date of partial termination.

     Any Adopting Employer may by written resolution terminate its participation in the Plan at any time by notification to the Sponsoring Employer, the Administrator, and the Trustee. Such Adopting Employer may thereupon request a transfer of Trust Fund assets attributable to its Employees from this Plan to any successor qualified retirement plan maintained by the Adopting Employer or its successor. The Administrator may, however, refuse to make such transfer if in its considered opinion such transfer would operate to the detriment of any Participant, jeopardize the continued qualification of the Plan, or if such transfer does not comply with any IRS requirements. If no such transfer is made, the provisions in the definition of Adopting Employer in Article 1 shall apply with respect to the payment of benefits for Employees of such Adopting Employer.

     9.3 MERGER OR CONSOLIDATION: This Plan and Trust may not be merged or consolidated with, nor may any of its assets or liabilities be transferred to, any other plan, unless the benefits payable to each Participant if the Plan was terminated immediately after such action would be equal to or greater than the benefits to which such Participant would have been entitled if this Plan had been terminated immediately before such action.

     If the Employer acquires another company in a "Section 410(b)(6)(C) transaction, employees of the acquired company may be excluded from this Plan regardless of the provisions of Section 2.1 of the Plan and the Adoption Agreement during the period beginning on the date of the transaction and ending on the last day of the Plan Year beginning after the date of the Transaction. A
Section 410(b)(6)(C) transaction is an asset or stock acquisition, merger, or similar transaction involving a change in the employer of the employees of a business.







                                      2-4

                                  ARTICLE 10
                            MISCELLANEOUS PROVISIONS

     10.1 NO CONTRACT OF EMPLOYMENT: Except as otherwise provided by law, neither the establishment of this Plan, any modification hereto, the creation of any fund or account, nor the payment of any benefits, will be construed as giving any Participant or other person any legal or equitable rights against the Employer, any officer or Employee thereof, or the Trustee, except as herein provided. Further, under no circumstances will the terms of employment of any Participant be modified or otherwise affected by this Plan.

     10.2 TITLE TO ASSETS: No Participant or Beneficiary will have any right to, or any interest in, any assets of the Trust upon separation from service with the Employer, Affiliated Employer, or Adopting Employer, except as otherwise provided by the terms of the Plan.

     10.3 QUALIFIED MILITARY SERVICE: Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code section 414(u).

     10.4 FIDUCIARIES AND BONDING: The Fiduciaries of this Plan will have only those powers and duties which are specifically given to the Fiduciaries under the terms of this Plan. In addition, every Fiduciary other than a bank, an insurance company, or a Fiduciary of an Employer which has no common-law employees, will be bonded in an amount not less than 10% of the amount of funds under such Fiduciary's supervision, but such bond will not be less than $1,000 or more than $500,000. The bond will provide protection to the Plan against any loss for acts of fraud or dishonesty by a Fiduciary acting alone or in concert with others. The cost of such bond will be an expense of either the Employer or the Trust, at the election of the Sponsoring Employer.

     10.5 SEVERABILITY OF PROVISIONS: If any Plan provision is held invalid or unenforceable, such invalidity or unenforceability will not affect any other provision of this Plan, and this Plan will be construed and enforced as if such provision had not been included.

     10.6 GENDER AND NUMBER: Words used in the masculine gender will be construed as though they were also used in the feminine or neuter gender where applicable, and words used in the singular form will be construed as though they were also used in the plural form where applicable.

     10.7 HEADINGS AND SUBHEADINGS: Headings and subheadings are inserted for convenience of reference. They constitute no part of this Plan and are not to be considered in its construction.

     10.8 LEGAL ACTION: In any claim, suit or proceeding concerning the Plan and/or Trust which is brought against the Trustee or the Administrator, this Plan and Trust will be construed and enforced according to the laws of the state in which the Sponsoring Employer maintains its principal place of business, to the extent that is not preempted by the provisions of ERISA. Furthermore, unless otherwise prohibited by law, either the Sponsoring Employer or the Trust, in the sole discretion of the Sponsoring Employer, will reimburse the Trustee and/or the Administrator for all costs, attorneys fees and other expenses associated with any such claim, suit or proceeding.

     10.9 QUALIFIED PLAN STATUS: This Plan and the related Trust Agreement and the related Adoption Agreement are intended to be a qualified retirement plan under the provisions of Code section 401(a) and section 501(a).

     10.10 MAILING OF NOTICES TO ADMINISTRATOR, EMPLOYER OR TRUSTEE: Any notices, documents or forms required to be given to or filed with the Administrator, the Employer or the Committee will be either hand delivered or mailed by first class mail, postage prepaid, to the Committee or the Employer, at the Employer's principal place of business. Any notices, documents or forms required to be given to or filed with the Trustee will be either be hand delivered or mailed by first class mail, postage prepaid, to the Trustee at its principal place of business.

     10.11 NO DUPLICATION OF BENEFITS: There will be no duplication of benefits under the Plan because of employment by more than one participating Employer.

     10.12 PARTICIPANT NOTICES AND WAIVERS OF NOTICES: Whenever written notice is required to be given under the terms of this Plan, such notice will be deemed to be given on the date that such written notice is either hand delivered to the recipient or deposited at a United States Postal Service Station, first class mail, postage paid. Notice may be waived by any

                                      1-4
party otherwise entitled to receive written notice concerning any matter under the terms of this Plan.

     10.13 EVIDENCE FURNISHED CONCLUSIVE: Anyone required to give evidence under the terms of the Plan may do so by certificate, affidavit, document or other information which the person to act in reliance may consider pertinent, reliable and genuine, and to have been signed, made or presented by the proper party or parties. The Fiduciaries under the Plan will be fully protected in acting and relying upon any evidence described under this Section.

     10.14 RELEASE OF CLAIMS: Any payment to any Participant or Beneficiary, his or her legal representative, or to any guardian or committee appointed for such Participant or Beneficiary, will, to the extent thereof, be in full satisfaction of all claims hereunder against the Administrator and the Trustee, either of whom may require such Participant, legal representative, Beneficiary, guardian or committee, as a condition precedent to such payment, to execute a receipt and release thereof in such form as determined by the Administrator or the Trustee.

     10.15 MULTIPLE COPIES OF PLAN AND/OR TRUST AND/OR ADOPTION AGREEMENT: This Plan, the related Trust Agreement and the related Adoption Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which will constitute one and the same Agreement or Trust Agreement, as the case may be, and will be binding on the respective successors and assigns of the Employer and all other parties.

     10.16 LIMITATION OF LIABILITY AND INDEMNIFICATION: In addition to and in furtherance of any other limitations provided in the Plan, and to the extent permitted by applicable law, the Employer will indemnify and hold harmless its board of directors (collectively and individually), if any, the Administrative/Advisory Committee (collectively and individually), if any, and its officers, Employees, and agents against and with respect to any and all expenses, losses, liabilities, costs, and claims, including legal fees to defend against such liabilities and claims, arising out of their good-faith discharge of responsibilities under or incident to the Plan, excepting only expenses and liabilities resulting from willful misconduct. This indemnity will not preclude such further indemnities as may be available under insurance purchased by the Employer or as may be provided by the Employer under any by-law, agreement, vote of shareholders or disinterested directors, or otherwise, as such indemnities are permitted under state law. Payments with respect to any indemnity and payment of expenses or fees under this Section will be made only from assets of the Employer, and will not be made directly or indirectly from assets of the Trust Fund.

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